Filed with the Securities and Exchange Commission on April 20, 2026
REGISTRATION NO. 333-256966; 333-288857
INVESTMENT COMPANY ACT NO. 811-07325

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 8 (333-256966)
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 221 (811-07325)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 9 (333-288857)

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registered Separate Account)

PRUCO LIFE INSURANCE COMPANY
(Name of Insurance Company)

213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(Address of Insurance Company’s principal executive offices)

(973) 802-7333
(Insurance Company’s telephone number, including Area Code)

CT CORPORATION SYSTEM
3800 NORTH CENTRAL AVENUE, SUITE 460
PHOENIX, ARIZONA 85012
(Name and address of agent for service)

COPIES TO:
Richard H. Kirk
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-3707

Approximate Date of Proposed Public Offering: Continuously on and after the effective date of this Registration Statement

It is proposed that this filing become effective: (check appropriate box)

□	immediately upon filing pursuant to paragraph (b) of Rule 485
⊠	on May 1, 2026 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(i) of Rule 485
□	on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

□	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
□	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
□

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

⊠	Insurance Company relying on Rule 12h-7 under the Exchange Act
□	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PRUCO LIFE INSURANCE COMPANY
Pruco Life Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL FLEXGUARD INCOME
Single Premium Deferred Index-Linked and Variable Annuity (“B SERIES”)
Prospectus Dated: May 1, 2026
This prospectus describes the Prudential FlexGuard Income B Series, a single premium deferred index-linked and variable annuity (“Contract” or “Annuity”) offered by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, “the Company”, or “us”). The Annuity provides for the potential accumulation of retirement savings through investment in the Annuity’s investment options during the Savings Stage and the opportunity for lifetime income through a built-in living benefit rider during the Income Stage as well as annuitization options. The Annuity is intended for retirement or other long-term investment purposes.
If you are a new investor in the Annuity, you may cancel your Annuity within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Account Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The types of investment options currently offered under the Annuity include index-linked investment options (“Index Strategies”) and a variable investment option with an underlying money market mutual fund (“Variable Option”). See “Appendix A”.
This prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in this prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us, See Appendix G “Financial Intermediary Variations”. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.
This prospectus sets forth information about the Annuity that you should know before investing. Please read this prospectus and keep it for future reference. The Contract is a complex investment and involves risks, including potential loss of principal. For the Index Strategies:

●
Depending on the Index Strategy, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Annuity, ranges from 0% (with 100% buffer) to 95% (with 5% buffer).

●	The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.

●	The Company limits the amount you can earn on an Index Strategy.

○
For Point-to-Point with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term, 5% for a three-year Index Strategy Term and 10% for a six-year Index Strategy Term.

○	For Enhanced Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 1% and the Guaranteed Maximum Spread equals 3% for a one-year Index Strategy Term.

○	For Step Rate Plus Index Strategies, the Guaranteed Minimum Step Rate equals 1% and the Guaranteed Minimum Participation Rate equals 60%.

○	For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

○	For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term and 10% for a six-year Index Strategy Term.

The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes and tax penalties. In addition, premature withdrawals from an Index Strategy will result in Interim Value adjustments. In extreme circumstances, the maximum potential loss resulting from a negative Interim Value adjustment is 100% of the amount invested in an Index Strategy.
The Company’s obligations under the Annuity are subject to its financial strength and claims-paying ability.
Please see “How to Contact Us” for our Service Center address.

In compliance with U.S. law, we deliver this prospectus to Annuity Owners that currently reside outside of the United States. However, we may not market or offer benefits, features or enhancements to prospective or current Annuity Owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional information about certain investment products, including index-linked and variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.
FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIAL.COM/ANNUITIES
PLAZFGINCPROS

Table of Contents

GLOSSARY OF TERMS.......................................................................................	1
OVERVIEW OF THE CONTRACT................................................................................	5
KEY INFORMATION.........................................................................................	8
FEE TABLE................................................................................................	14
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT..............................................................	17
DESCRIPTION OF INSURANCE COMPANY, REGISTERED SEPARATE ACCOUNT, AND INVESTMENT OPTIONS..................	23
WHO IS PRUCO LIFE?....................................................................................	23
WHAT ARE THE SEPARATE ACCOUNTS.....................................................................	23
INVESTMENT OPTIONS...................................................................................	25
CHARGES AND ADJUSTMENTS................................................................................	40
ANNUITY PAYMENT OPTION CHARGES......................................................................	43
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES...........................................................	43
GENERAL DESCRIPTION OF CONTRACTS.......................................................................	44
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS.............................................	44
TRANSFER AND REALLOCATION GUIDELINES - ANNUITIES WITH AN APPLICATION SIGN DATE ON OR AFTER DECEMBER 15, 2022..................................................................................................	45
TRANSFER AND REALLOCATION GUIDELINES – ANNUITIES WITH AN APPLICATION SIGN DATE PRIOR TO DECEMBER 15, 2022..................................................................................................	46
RESTRICTIONS ON TRANSFERS BETWEEN VARIABLE OPTIONS-APPLICABLE TO ALL ANNUITIES........................	47
PERFORMANCE LOCK...................................................................................	48
SPECULATIVE INVESTING................................................................................	50
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS...............................	50
ANNUITY PERIOD...........................................................................................	52
BENEFITS AVAILABLE UNDER THE CONTRACT...................................................................	54
INDEX LINKED VARIABLE INCOME BENEFIT..................................................................	56
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT............................................................	59
THE RETURN OF PURCHASE PAYMENTS DEATH BENEFITS......................................................	60
DEATH BENEFITS UNDER THE INDEX LINKED VARIABLE INCOME BENEFIT.........................................	61
EXCEPTIONS TO THE RETURN OF PURCHASE PAYMENT AMOUNT................................................	61
SPOUSAL CONTINUATION OF ANNUITY......................................................................	61
PAYMENT OF DEATH BENEFITS............................................................................	62
PURCHASES AND CONTRACT VALUE...........................................................................	64
REQUIREMENTS FOR PURCHASING THE ANNUITY.............................................................	64
ALLOCATION OF PURCHASE PAYMENT......................................................................	64
DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY......................................................	65
RIGHT TO CANCEL......................................................................................	66
VALUING THE VARIABLE OPTIONS..........................................................................	66
PROCESSING AND VALUING TRANSACTIONS.................................................................	66
INTERIM VALUE OF INDEX STRATEGIES.....................................................................	67
SURRENDERS AND WITHDRAWALS............................................................................	68
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU...............................................................	68
PARTIAL WITHDRAWALS AND INTERIM VALUE OF INDEX STRATEGIES.............................................	68
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITY..........................................	68
FREE WITHDRAWAL AMOUNTS............................................................................	68
SYSTEMATIC WITHDRAWALS..............................................................................	69
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE.........................	69
REQUIRED MINIMUM DISTRIBUTIONS.......................................................................	69
WITHDRAWALS DURING THE INCOME STAGE.................................................................	70
SURRENDER VALUE.....................................................................................	71
MEDICALLY-RELATED SURRENDERS.......................................................................	71
TAXES...................................................................................................	72
NON-QUALIFIED ANNUITIES...............................................................................	72
QUALIFIED ANNUITIES...................................................................................	76
ADDITIONAL CONSIDERATIONS............................................................................	82

GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of any allocations in the Variable Option and the Index Strategies using the Interim Value for each Index Strategy on any Valuation Day other than the Index Strategy Start Date and Index Strategy End Date. On an Index Strategy Start Date, the Index Strategy Base applicable to that Index Strategy would be used instead of the Interim Value. On an Index Strategy End Date, the Index Strategy Base plus the Index Credit less any withdrawals or Benefit charge applicable to that Index Strategy would be used instead of the Interim Value.
Allocation Option: A Variable Option, Index Strategy, or other option we make available as of any given time to which Account Value may be allocated.
Annual Income Amount: The annual amount that can be withdrawn without being considered Excess Income under the attached living benefit during the Income Stage. The Annual Income Amount will vary from year to year and can be lower in one Annuity Year than in the prior Annuity Year even if no Excess Income is taken.
Annuitant/Joint Annuitant: The natural person upon whose life annuity payments made to the Owner are based.
Annuitization: The process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.
Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the Payout Stage. As discussed in the “Annuity Period” section, there is a date by which you must begin receiving annuity payments, which we call the “Maximum Annuity Date.”
Annuity Year: The twelve-month period beginning on the Issue Date and continuing through and including the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Application Sign Date: The date that you sign your application. For applications transmitted through electronic order entry, the Application Sign Date is the initial submission date prior to a wet signature, and the wet signature would not be used to determine the Application Sign Date.   Please speak to your Financial Professional regarding exceptions that may apply.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the “Annuity Period” section of this prospectus.
Buffer: The amount of protected negative Index Return applied to the Account Value allocated to an Index Strategy at the end of an Index Strategy Term. Any negative Index Return in excess of the Buffer reduces the Account Value.
Cap Rate: The Cap Rate limits the amount of Index Credit that may be credited to the Index Strategy Base on any Index Strategy End Date when the Index Return is positive. A different Cap Rate may be declared for different Indices, Buffers, and different Index Strategy Terms. Cap Rates, upon renewal, may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Renewal Cap Rates may differ from the Cap Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Cap Rate equals 1.00% for a one-year Index Strategy Term, 5.00% for a three-year Index Strategy Term and 10.00% for a six-year Index Strategy Term.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The CDSC is also referred to as a surrender charge in this prospectus.
Decedent: The person upon whose death the Death Benefit is payable.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income: All or any portion of an Income Withdrawal under the Benefit that causes cumulative withdrawals to exceed the Annual Income Amount, including any applicable Contingent Deferred Sales Charge, in an Annuity Year during the Income Stage. Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future years.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”

Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Holding Account: A Variable Option we make available and designate as such. Currently, the Holding Account is the only Variable Option that we make available.
Income Deferral Rate: During the Savings Stage, the Income Deferral Rate is an annual percentage added to the Income Percentage each year until the Income Effective Date. The Income Deferral Rate is based on the age of the Protected Life or the younger of the Joint Protected Lives on the Index Effective Date and does not change for the life of the Contract.
Income Effective Date: The date you elect to start the Income Stage under the Benefit. The Income Effective Date must be on an Index Anniversary Date.
Income Percentage: The rate applied under the Benefit to determine your initial Annual Income Amount. The Income Percentage is based on the age of the Protected Life, or the younger of the Joint Protected Lives on the Index Effective Date. Prior to the Income Effective Date, the Income Percentage includes any applicable Income Deferral Rate credits. If the Joint Protected Life has been added, changed, or removed before the Income Effective Date, the Annual Income Amount will be based on the applicable Income Percentage and Income Deferral Rate based on the younger of the Protected Life or Joint Protected Lives as of the Index Effective Date.
Income Withdrawals: During the Income Stage, the amounts allowed to be withdrawn under the Benefit without being considered Excess Income.
Index (Indices): The underlying Index or exchange traded fund associated with an Index Strategy and used to determine the Index Return in determining the Index Credit. You do not directly participate in an Index.
Index Anniversary Date: The same day, each calendar year, as the Index Effective Date. You may allocate available Account Value to a new Index Strategy(ies) or to the Variable Option or other options we make available on this date. You may allocate available Account Value to the same Index Strategy(ies) on this date once the Index Strategy(ies) has reached the Index Strategy End Date, as long as the same Index Strategy(ies) is still available.
Index Credit: The percent of Index Return used to calculate the amount you receive on an Index Strategy End Date. The Index Credit can be negative, meaning you can lose principal and prior earnings. This may be expressed as an amount or percentage.
Index Effective Date: The first day of the first Index Strategy allocation. The Index Effective Date will be the same as the Issue Date of your Annuity.
Index Linked Variable Income Benefit: A living benefit rider that is automatically included with the contract at issue and becomes effective on the Index Effective Date. This may also be referred to in the prospectus as the “Benefit.”
Index Linked Variable Income Benefit Supplement: The supplement that must accompany this prospectus which contains the Benefit Terms applicable to your Annuity. The Benefit Terms identified on the Index Linked Variable Income Benefit Supplement include the Income Percentages, the Income Deferral Rates, the Waiting Period, and the Benefit charge. We cannot change these Benefit Terms for your Annuity once they are established. We publish any changes to the Index Linked Variable Income Benefit Supplement for new purchasers at least seven calendar days before they take effect on our website at www.prudential.com/fgi-rate-supplement.
Index Return: The percentage change in the Index Value from the Index Strategy Start Date to the Index Strategy End Date, which is used to determine the Index Credit for an Index Strategy. An Index Return is calculated by taking the Index Value on the Index Strategy End Date, minus the Index Value on the Index Strategy Start Date, and then dividing the result by the Index Value on the Index Strategy Start Date.
Index Strategy(ies): Any Index linked Allocation Option we make available in the Annuity for crediting interest based on the underlying Index associated with the Index Strategy, Buffer, and Index Strategy Term. We may offer other Index Strategies from time to time, subject to our rules.
Index Strategy Base: The amount of Account Value allocated to an Index Strategy on an Index Strategy Start Date. The Index Strategy Base is used in the calculation of any Index Credit and in the calculation of the Interim Value. The Index Strategy Base is reduced for any Benefit charges, transfers or withdrawals that occur between an Index Strategy Start Date and Index Strategy End Date in the same proportion that the total withdrawal, transfer amount or Benefit charge reduced the Interim Value.
Index Strategy End Date: The last day of an Index Strategy Term. This is the day any applicable Index Credit would be credited to the Index Strategy.
Index Strategies Separate Account: A non-registered, non-unitized separate account that holds some of the assets supporting the Index Strategies. Assets held in the Index Strategies Separate Account are not insulated from our creditors.
Index Strategy Start Date: The first day of an Index Strategy Term.
Index Strategy Term: The time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date.

Index Value: The value of the Index that is published by the Index provider at the close of each day that the Index is calculated. If an Index Value is not published for a particular Valuation Day, the closing Index Value of the next published Valuation Day will be used.
Interim Value: The value of an Index Strategy on any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value (as described in the Interim Value section) and is used when a withdrawal, death benefit payment, transfer, Annuitization, Benefit charge, or surrender occurs between an Index Strategy Start Date and Index Strategy End Date. During an Index Strategy Term, the Interim Value is included in the Account Value and Surrender Value.
Issue Date: The effective date of your Annuity. We will establish your Issue Date when we receive your complete Purchase Payment and all information that we require for the purchase of a Contract in Good Order.
Maximum Annuity Date: The Maximum Annuity Date is equal to the first day of the calendar month following the oldest of the Owner(s)’ and Annuitant(s)’ 95th birthday. You may not reallocate to an Index Strategy where the Index Strategy End Date is after your Maximum Annuity Date.
Owner: The Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.
Payout Stage: The period starting on the Annuity Date and during which annuity payments are made.
Participation Rate: The percentage of any Index increase that will be used in calculating the Index Credit at the end of an Index Strategy Term for applicable Index Strategies. A different Participation Rate may be declared for different Index Strategies, Indices and Buffers. Participation Rates, upon renewal, may be higher or lower than the initial Participation Rate but will never be less than the Guaranteed Minimum Participation Rate. Renewal Participation Rates may differ from the Participation Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Participation Rate equals 100% for the Tiered Participation Rate Index Strategy. The Guaranteed Minimum Participation Rate equals 60% for the Step Rate Plus Index Strategy.
Performance Lock: A feature that allows you to capture the Performance Lock Value. A Performance Lock Request may be submitted on any Valuation Day prior to the Index Strategy End Date. Only one Performance Lock may be active for any given Index Strategy during a respective Index Strategy Term. Performance Locks may not be applied retroactively and must be for the full amount of the Performance Lock Value. Once “locked”, Index Credits will not apply on the Index Strategy End Date. Please see the “Performance Lock” section of this prospectus for additional information.
Performance Lock Date: The Valuation Date on which we process the Performance Lock transaction.
Performance Lock Request: You may request a Performance Lock by contacting us and providing in Good Order instructions. Instructions received in Good Order after the close of any Valuation Day will be applied on the next Valuation Day.
Performance Lock Value: The value of an Index Strategy at the end of any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value that differs from the Interim Value Calculation and is used when a Performance Lock transaction occurs. Once “locked”, the Performance Lock Value will not fluctuate for the remainder of the current Index Strategy Term, unless a withdrawal or a reallocation were to occur.
Portfolio: An underlying mutual fund, or series thereof, in which a Variable Option of the Registered Separate Account invests. A Portfolio also may be referred to in this prospectus as an Underlying Portfolio.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Registered Separate Account: Pruco Life Insurance Company Flexible Premium Variable Annuity Account, which holds the assets supporting the Variable Option. Assets held in the Registered Separate Account are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Savings Stage: The Savings Stage is the period of time before the Income Effective Date.
Separate Accounts: Refers to the Registered Separate Account and the Index Strategies Separate Account.
Service Center: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Center at any time and will notify you in advance of any such change of address. Please see “How to Contact Us” in this prospectus for the Service Center address.
Spread: On the Index Strategy End Date, the Spread reduces the value of positive Index Returns used in the calculation of Index Credits that may be applied to the Enhanced Cap Rate Index Strategy. The Spread percentage may vary by Index, Index Strategy Term, Cap Rate and Buffer. Multiple Spread options (known as Spread A and Spread B) with different Cap Rates may be offered with the same level of Buffer. Spreads, upon renewal, may be higher or lower than the initial Spread but will never be greater than the Guaranteed Maximum Spread. Renewal Spreads may differ from the Spreads used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Maximum Spread equals 3.00% for a one-year Index Strategy Term.

Step Rate: The Step Rate is the declared rate that may be credited to amounts allocated to the applicable Index Strategies for any given Index Strategy Term if the Index Return is between zero (including zero) and the declared Step Rate. A different Step Rate may be declared for different Indices and Buffers. Step Rates, upon renewal, may be higher or lower than the initial Step Rate but will never be less than the Guaranteed Minimum Step Rate. Renewal Step Rates may differ from the Step Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Step Rate equals 1.00% for the Step Rate Plus Index Strategy.
Surrender Value: The Account Value less any applicable Contingent Deferred Sales Charge, any applicable Tax Charges, and any other applicable charges assessable as a deduction from the Account Value.
Tier Level: The declared Index Return that is used to determine which Participation Rate tier applies in the calculation of Index Credit in the Tiered Participation Rate Index Strategy. Tier Levels, upon renewal, may be higher or lower than the initial Tier Level but will never be more than the Guaranteed Maximum Tier Level. Renewal Tier Levels may differ from the Tier Levels used for new Annuity contracts or for other Annuity contracts issued at different times.
Unit: A share of participation in the Variable Option used to calculate your Account Value prior to the Annuity Date.
Unit Price: The value of each Unit of the Variable Option on a Valuation Day.
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, and an Index Strategy Index Value is published, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Registered Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
Variable Option: A division of the Registered Separate Account. The Variable Option also may be referred to in this prospectus and the Contract as a Variable Investment Sub-account, Variable Sub-account, or Sub-account.
Waiting Period: The number of years a client is required to remain in the Savings Stage prior to establishing the Income Effective Date.

OVERVIEW OF THE CONTRACT

Purpose of the Contract
The Prudential FlexGuard Income index-linked and variable annuity is a contract between you, the Owner, and Pruco Life Insurance Company, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. The Annuity provides for the potential accumulation of retirement savings through investment in certain Index Strategies and a Variable Option during the Savings Stage and opportunity for lifetime income through a built-in living benefit rider during the Income Stage and Insured Income Stage, as well as Annuitization options. The Annuity may be appropriate if you have a long-term investment horizon.
Phases of the Contract
The Annuity has three distinct stages, the Savings Stage, Income Stage and Insured Income Stage. During the Savings Stage the Annuity offers a Variable Option and Index Strategies as opportunities for growth or loss, with levels of downside protection available when allocating to the Index Strategies. Under the Index Linked Variable Income Benefit (“Benefit”), initial income payments are based on Account Value at the end of the Savings Stage which will, in part, reflect performance from investment in the Variable Option and Index Strategies. During the Income Stage the Benefit provides lifetime income with potential for increases in income and some downside protection.
The Savings Stage is the period of time before the Income Effective Date. During the Savings Stage, you may allocate your Account Value among any of the Index Strategies and Variable Option. See “Investment Options” as described in this section below. You must remain in the Savings Stage for at least as long as the Waiting Period. During the Savings Stage, the Income Percentage includes the initial Income Percentage and any Income Deferral Rate which is added to the Income Percentage each year until the Income Effective Date.
The Income Stage is the time period beginning on the Income Effective Date and ending on the Valuation Day the Insured Income Stage begins. You may only establish your Income Effective Date on an Index Anniversary following the Waiting Period. Upon establishing an Income Effective Date, you must elect to take your Annual Income Amount based on the Protected Life or the Joint Protected Lives in effect when we receive your request to do so in Good Order. There are limited Index Strategies and no Variable Options available during the Income Stage.
Once your Account Value is reduced to $0 as a result of Income Withdrawals in any Annuity Year that are less than or equal to the Annual Income Amount, we subsequently make Insured Income Stage payments until the death of the Protected Life or until both Joint Protected Lives have died, as applicable. In the Annuity Year in which your Account Value is reduced to $0, the only Insured Income Stage payment due, if any, equals the Annual Income Amount not yet withdrawn in that Annuity Year. In subsequent Annuity Years, the Insured Income Stage payment equals the Annual Income Amount in effect as of the date the Account Value was reduced to $0.
Investment Options
Index Strategies: For each Index Strategy, we will apply an Index Credit (i.e., positive or negative interest) at the end of the Index Strategy Term to amounts allocated to the Index Strategy based, in part, on the performance of the Index. You could lose a significant amount of money if the Index declines in value.
We limit the negative Index Return used in calculating the Index Credit applied to an Index Strategy at the end of its Index Strategy Term. Each available Index Strategy provides a level of protection against negative Index Returns through a Buffer; however, negative Index Returns in excess of the Buffer will result in loss, which could be significant. For example, if the Index Return is -25% and the Buffer is 10%, we will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer) at the end of the Index Strategy Term, meaning you will experience a 15% loss. Note: a 100% Buffer will provide complete protection from Index losses. For example, if the Index Change is -25% and the Buffer is 100%, we will apply a 0% Index Credit (i.e., no loss) at the end of the Index Strategy Term. However, for any Index Strategy, there may be additional losses due to surrender charges, negative Interim Value adjustments, taxes and/or tax penalties.
The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses.
We may limit the positive Index Return used in calculating Index Credit applied to an Index Strategy at the end of its Index Strategy Term through the use of a Cap, Spread, Step Rate or Participation Rate, as applicable.

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Point-to-Point with Cap Index Strategy: A Point-to-Point with Cap Index Strategy allows for a positive Index Credit equal to the Index Return up to the Cap Rate. If the Index Return is positive but less than the Cap Rate, the Index Credit will be equal to the Index Return. If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit will be equal to the Cap Rate. For example, assuming a Cap Rate of 5% and an Index Return of 10% (which is greater than the Cap Rate), we will apply a 5% Index Credit at the end of the Index Strategy Term, meaning you will experience a 5% gain. For Point-to-Point with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term, 5% for a three-year Index Strategy Term and 10% for a six-year Index Strategy Term.

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Enhanced Cap Rate Index Strategy: An Enhanced Cap Rate Index Strategy (only available for Annuities with an Application Sign Date on or after July 1, 2024) allows for a positive Index Credit up to a Cap Rate. Under the Enhanced Cap Rate Index Strategy, a Spread is deducted that reduces the value of any positive Index Return used in calculating the Index Credit. Deducting a Spread allows for higher Cap Rates than the Point-to-Point with Cap Index Strategy. If the Index Return is positive and greater than or equal to the Cap Rate plus the Spread, the Index Credit is equal to the Cap Rate. If the Index Return is positive and greater than the Spread, but less than the Cap

Rate plus the Spread, the Index Credit is equal to the Index Return minus the Spread. If the Index Return is greater than or equal to zero, and less than or equal to the Spread, the Index Credit is zero. For example, assume the Spread is 2% and the Cap Rate is 15%. If the Index Return is 18% (which is greater than the Cap Rate plus the Spread), we will apply a 15% Index Credit at the end of the Index Strategy Term, meaning you will experience a 15% gain. If the Index Return is instead 10% (which is less than the Cap Rate plus the Spread), we will deduct the Spread from the Index Return. We will apply an 8% Index Credit at the end of the Index Strategy Term, meaning you will experience an 8% gain. If the Index Return is instead 1% (which is greater than zero but less than the Spread), the Index Credit would be 0%, meaning that you would not experience a gain or a loss. For Enhanced Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 1% and the Guaranteed Maximum Spread equals 3% for a one-year Index Strategy Term.

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Step Rate Plus Index Strategy: A Step Rate Plus Index Strategy allows for a positive Index Credit equal to the greater of the Index Return multiplied by a Participation Rate or the Step Rate. If the Index Return is between zero (including zero) and the Step Rate, the Index Credit will be equal to the Step Rate. If the Index Return is greater than the Step Rate, the Index Credit will be equal to the greater of (a) the Index Return multiplied by the Participation Rate or (b) the Step Rate. For example, assume the Step Rate is 4% and the Participation Rate is 60%. If the Index Return is 5%, we will apply the Step Rate to calculate the Index Credit because the Step Rate (4%) is greater than the Index Return multiplied by the Participation Rate (5% x 60% = 3%). The Index Credit at the end of the Index Strategy Term will be 4%, meaning you will experience a 4% gain. If the Index Return is instead 10%, we will apply the Participation Rate rather than the Step Rate because the Index Return multiplied by the Participation Rate (10% x 60% = 6%) will be greater than the Step Rate (4%). The Index Credit at the end of the Index Strategy Term will be 6%, meaning you will experience a 6% gain. For Step Rate Plus Index Strategies, the Guaranteed Minimum Step Rate equals 1% and the Guaranteed Minimum Participation Rate equals 60%.

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Tiered Participation Rate Index Strategy: A Tiered Participation Rate Index Strategy allows for a positive Index Credit equal to the Index Return multiplied by one or two Participation Rates. If the Index Return is between zero and the Tier Level, then the Index Credit will be equal to the Index Return multiplied by the Participation Rate for the 1st tier. If the Index Return is greater than or equal to the declared Tier Level, the Index Credit will be the sum of the Tier Level multiplied by the Participation Rate for the 1st tier and the remaining Index Return multiplied by the Participation Rate for the 2nd tier. For example, assume the 1st Tier Participation Rate is 100%, the 2nd Tier Participation Rate is 120% and the Tier Level is 10%. If the Index Return is 5%, we will apply the 1st Tier Participation Rate to the entire Index Return. The 2nd Tier Participation Rate will not apply to any portion of the Index Return because the Index Return is lower than the Tier Level. The Index Credit at the end of the Index Strategy Term will be 5% (i.e., 5% x 100%), meaning you will experience a 5% gain. If the Index Return is instead 15%, we will apply the 1st Tier Participation Rate to the first 10% of Index Return and the 2nd Tier Participation Rate to the remaining 5% of Index Return. The Index Credit at the end of the Index Strategy Term will be 16% (i.e., (10% x 100%) + (5% x 120%)), meaning you will experience a 16% gain. For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

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Dual Directional Index Strategy: A Dual Directional Index Strategy allows for an Index Credit equal to the Index Return up to a Cap Rate when the Index Return is positive and an Index Credit equal to the absolute value of the Index Return, not limited by a Cap Rate, when the Index Return is negative and equal to or within the Buffer. The absolute value of the Index Return is the value without regard to the mathematical sign (positive or negative) of the Index Return. This means that if the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is zero or positive, but less than the Cap Rate, the Index Credit is equal to the Index Return. For example, assuming a Cap Rate of 4% and an Index Return of 8% (which is greater than the Cap Rate), we will apply a 4% Index Credit at the end of the Index Strategy Term, meaning you will experience a 4% gain. This also means that if the Index Return is negative and equal to or within the Buffer, we will apply an Index Credit. For example, assuming a 10% Buffer and an Index Return of negative 8% (which is within the 10% Buffer), we will apply a positive 8% (the absolute value of the Index Return) Index Credit at the end of the Index Strategy Term, meaning you will experience an 8% gain. If the Index Return is instead a negative 12% (which exceeds the 10% Buffer), we will apply a negative 2% Index Credit at the end of the Index Strategy Term, meaning you will experience a 2% loss. For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term and 10% for a six-year Index Strategy Term.

Variable Options: The Variable Option we make available invests in a Portfolio whose share price generally fluctuates each day. The Variable Option does not provide any level of protection against negative returns. You are at risk of losing principal and any earnings if you allocate funds to the Portfolio. The assets that are held in support of the Variable Option are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Variable Options are not available at issue.
Additional information about the Index Strategies and the Portfolio is provided in Appendix A to the prospectus.
Contract Features
Index Linked Variable Income Benefit: The Benefit provides lifetime income payments initially based on a percentage of your Account Value and is built-in to your Annuity. Income Withdrawals can begin once the Waiting Period expires. Once Income Withdrawals begin your Index Strategies are limited to the 1-year Point-to-Point with Cap, 1-year Dual Directional, 1-year Step Rate Plus, and 1-year Enhanced Cap Rate Index Strategies.* If you no longer want or need the Benefit, you can cancel it from your Annuity after three (3) years. If you cancel the Benefit, we stop assessing the Benefit charge and you will not be allowed to re-elect the Benefit.
*Enhanced Cap Rate Index Strategies are only available on annuities with an Application Sign Date on or after July 1, 2024.

Performance Lock: For Annuities with an Application Sign Date on or after December 15, 2022, and subject to state approval, during the Savings Stage you can capture the Performance Lock Value of an Index Strategy at the end of any Valuation Day during the Index Strategy Term through our Performance Lock feature. If you exercise a Performance Lock, you will no longer participate in the Index Strategy performance for the remainder of the current Index Strategy Term and you may receive less than the full Index Credit, or less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date.
Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Death Benefit is the Return of Purchase Payments Death Benefit. Please see “The Return of Purchase Payments Death Benefit” in this prospectus for more information.
Annuitization: During Annuitization, you can elect to receive annuity payments (1) for life with a guaranteed minimum number of payments or (2) based on joint lives. We currently make annuity payments available on a fixed basis. After Annuitization, you will be unable to make withdrawals from the Contract. The Index Linked Variable Income Benefit and the Death Benefit terminate upon Annuitization. We reserve the right to make available other annuity options. See the “Annuity Period” section of this prospectus.
Withdrawals: You can withdraw a limited amount of money from your Annuity on an annual basis without any surrender charges. Other product features allow you to access your Account Value at any time, although a surrender charge may apply. All withdrawals may be subject to ordinary income tax and may be subject to a 10% additional tax for withdrawals taken prior to age 59 ½. In addition, withdrawals taken from Index Strategies may be subject to negative Interim Value adjustments.
Contract Adjustments
You could lose a significant amount of money due to an Interim Value adjustment if amounts are removed from an Index Strategy prior to the end of an Index Strategy Term. An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization, Benefit charge or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. An Interim Value adjustment may be positive, negative or equal to zero. A negative Interim value adjustment will result in loss.

KEY INFORMATION

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Charges or Adjustments for Early Withdrawals?
Yes
Surrender Charges: If you withdraw money from the Contract within 6 years following your Contract Issue Date, you may be assessed a surrender charge. The maximum surrender charge is 8.0% applied against Account Value being withdrawn, and a surrender charge may be assessed up to 6 years after the Issue Date of your Contract. If you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 withdrawal. Losses from surrender charges will be greater if there are also negative Interim Value adjustments, taxes, or tax penalties.
Interim Value Adjustments: If all or a portion of Account Value is removed from an Index Strategy before the end of the Index Strategy Term, we will apply an Interim Value adjustment, which may be negative. In extreme circumstances, you could lose up to 100% of your investment in an Index Strategy due to a negative Interim Value adjustment. For example, if you allocate $100,000 to an Index Strategy with a 3-year Strategy Term and later make a withdrawal before the 3 years have ended, you could lose your $100,000 investment. Losses from negative Interim Value adjustments will be greater if you also have to pay a surrender charge, taxes or tax penalties. An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization, Benefit charge or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date.
For more information on surrender charges and Interim Value adjustments, please refer to the “Fee Table” and “Charges and Adjustments” sections of this prospectus.

Are there Transaction Charges?
Yes
In addition to surrender charges and Interim Value adjustments, you may also be charged for additional copies of reports. For more information, please refer to the “Fee Table” and “Charges and Adjustments” sections of this prospectus.

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are there Ongoing Fees and Expenses?
Yes
The table below describes the fees and expenses that you may pay each year, depending on the investment options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
There is an implicit ongoing fee on the Index Strategies to the extent that an Index Strategy’s Cap Rate, Spread, Participation Rate, or Step Rate, as applicable, limit the positive Index Return used in calculating the Index Credit that may be applied to an Index Strategy at the end of an Index Strategy Term. This means that your returns may be lower than the Index Return. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

	Annual Fee	Minimum	Maximum
	Base Contract Fees	1.20%(1) 1.45%(2)	1.30%(1) 1.45%(2)
	Portfolio Company fees and expenses	0.57%	0.57%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	None	None
(1) Insurance Charge: A percentage of the net assets of the Variable Option. For Purchase Payments equal to or greater than $1,000,000 the charge will be 1.20%.
(2) Index Linked Variable Income Benefit charge. A percentage of the Account Value. The Benefit is included upon issuance of the Contract. The Benefit may be cancelled after three years. If it is cancelled the Benefit charge will no longer apply.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and negative Interim Value adjustments that substantially increase costs.

	Lowest Annual Cost $3,406	Highest Annual Cost $3,406
Assumes:
  Investment of $100,000
  5% annual appreciation
  Least expensive Portfolio fees and expenses
  Index Linked Variable Income Benefit Charge
  No sales charges
  No subsequent Purchase Payments, transfers or withdrawals

Assumes:
  Investment of $100,000
  5% annual appreciation
  Most expensive Portfolio fees and expenses
  Index Linked Variable Income Benefit Charge
  No sales charges
  No subsequent Purchase Payments, transfers or withdrawals

For more information on ongoing fees and expenses, please refer to the “Fee Table” and “Charges and Adjustments” sections of this prospectus.

Risks
Is there a Risk of Loss from Poor Performance?
Yes
You can lose money by investing in the Contract.
Under an Index Strategy, the maximum amount of loss that you could experience from negative Index performance at the end of an Index Strategy Term, after taking into account the current limits on Index loss provided under the Contract, is: 95% loss for a 5% Buffer; 90% loss for a 10% Buffer; 85% loss for a 15% Buffer; 80% loss for a 20% Buffer; 70% loss for a 30% Buffer; or 0% loss for a 100% Buffer. The Company does not guarantee that the Contract will always offer Index Strategies that limit Index losses, which would mean a risk of loss of the entire amount invested.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Is this a Short-Term Investment?
No
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with your financial situation and objectives.
Amounts withdrawn from the Contract may result in surrender charges, taxes and tax penalties. In addition, removing amounts from an Index Strategy prior to the Index Strategy End Date may result in a negative Interim Value adjustment and loss of positive Index performance.
Removing a portion of amounts in an Index Strategy prior to the Index Strategy End Date will also result in an immediate reduction to your Index Strategy Base. The Index Strategy Base will be proportionately reduced, and the proportionate reduction could be greater than the amount removed. Reductions to your Index Strategy Base will result in lower Interim Values for the remainder of the Index Strategy Term and less positive Index Credit (if any) on the Index Strategy End Date.
At the end of an Index Strategy Term, amounts in the matured Index Strategy will be reallocated, withdrawn or otherwise processed according to your instructions. You must provide instructions for reallocation by the Index Anniversary Date corresponding to the Index Strategy End Date. In the absence of instructions, if the same Index Strategy is available, amounts in the matured Index Strategy will be automatically re-invested in the same Index Strategy for a new Index Strategy Term. During the Savings Stage, if the same Index Strategy is no longer available, amounts in the matured Index Strategy will be automatically transferred to the Variable Option. Amounts in the Variable Option may be transferred to an Index Strategy on the next Index Anniversary Date. During the Income Stage, if the same Index Strategy is no longer available and we have no additional instructions, amounts in the matured Index Strategy will be automatically transferred into the Index Strategy with, in order of priority, the shortest Index Strategy Term, the highest Buffer, and the lowest Cap Rate.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Contract,” “Charges and Adjustments” and “General Description of Contracts - Transfer and Reallocation Guidelines” sections of this prospectus.

Risks
What are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, including the Index Strategies and the Variable Option. Each investment option has its own unique risks. You should review the investment options before making an investment decision.
For the Index Strategies:
  The Cap Rate, Spread, Participation Rate or Step Rate, as applicable, may limit positive Index Credits (i.e., limited upside). This may result in you earning less than the Index Return. For example:
  Point-to-Point with Cap Index Strategy. Assuming a Cap Rate of 5% and an Index Return of 10% (which is greater than the Cap Rate), we will apply a 5% Index Credit at the end of the Index Strategy Term.
  Enhanced Cap Rate Index Strategy. Assuming a Spread of 2%, Cap Rate of 15% and Index Return of 18% (which is greater than the Cap Rate plus the Spread), we will apply a 15% Index Credit at the end of the Index Strategy Term. If the Index Return is instead 10% (which is less than the Cap Rate plus the Spread), we will deduct the Spread from the Index Return and apply an 8% Index Credit at the end of the Index Strategy Term. If the Index Return is instead 1% (which is greater than zero but less than the Spread), the Index Credit would be 0%.
  Step Rate Plus Index Strategy. Assume the Step Rate is 4% and the Participation Rate is 60%. If the Index Return is 5%, we will apply the Step Rate to calculate the Index Credit because the Step Rate (4%) is greater than the Index Return multiplied by the Participation Rate (5% x 60% = 3%). The Index Credit at the end of the Index Strategy Term will be 4%. If the Index Return is instead 10%, we will apply the Participation Rate rather than the Step Rate because the Index Return multiplied by the Participation Rate (10% x 60% = 6%) will be greater than the Step Rate (4%). The Index Credit at the end of the Index Strategy Term will be 6%.
  Dual Directional Index Strategy. Assuming a Cap Rate of 4% and an Index Return of 8% (which is greater than the Cap Rate), we will apply a 4% Index Credit at the end of the Index Strategy Term.
  The Buffer may limit negative Index Credits (i.e., limited protection in the case of market decline). For example, if the Index Return is -25% and the Buffer is 10%, we will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer) at the end of the Index Strategy Term.
  There may be losses due to surrender charges, negative Interim Value adjustments, and taxes and tax penalties.

Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. In addition, if the Index is an exchange-traded fund (ETF), the ETF deducts fees and costs that reduce Index performance. These factors will reduce the Index Return and will cause the Index to underperform a direct investment in the securities composing the Index.
For more information on the risks associated with investment options, please refer to the “Principal Risks of Investing in the Contract,” “Investment Options” and “Appendix A” sections of this prospectus.

What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Index Strategies), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on the insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Restrictions
Are there Restrictions on the Investment Options?
Yes
There are restrictions that may limit the investment options that you may choose, and there are limitations on the transfer of Account Value among investment options.
  Account Value may be transferred to an Index Strategy, or among Index Strategies, only on an Index Strategy End Date.
  Account Value in the Variable Option may be transferred to an Index Strategy only on an Index Anniversary Date.
  During the Savings Stage, Account Value transferred from an Index Strategy to the Variable Option prior to the Index Strategy End Date will result in an Interim Value adjustment, which may be negative.
  During the Income Stage, no Index Strategies are available other than the 1-year Point-to-Point with Cap, 1-year Dual Directional, 1-year Step Rate Plus, and 1-year Enhanced Cap Rate* Index Strategies. The Variable Option is not available during the Income Stage.
We reserve the right to:
  Remove or substitute Portfolios and close the Variable Option;
  Add or remove Index Strategies (there is no guarantee that any Index Strategy will be available in the future);
  Change the features of an Index Strategy from one Index Strategy Term to the next, including the Index, Cap Rate, Spread, Participation Rate, Step Rate, and Buffer, as applicable, subject to any minimum guarantees; and
  Substitute the Index of an Index Strategy during its Index Strategy Term.
We will not accept any additional Purchase Payments under the Contract.
We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
*Enhanced Cap Rate Index Strategies are only available on annuities with an Application Sign Date on or after July 1, 2024.
Certain Investment Options may not be available through certain financial intermediaries. See Appendix G, “Financial Intermediary Variations” and the Cover Page for additional information.
For more information on investment and transfer restrictions, please refer to the “Principal Risks of Investing in the Contract,” “Investment Options,” “General Description of Contracts - Transfer and Reallocation Guidelines,” “What are the Separate Accounts?,” “Financial Professional Permission to Forward Transaction Instructions” and “Appendix A” sections of this prospectus.

Are there any Restrictions on Contract Benefits?
Yes
There are restrictions and limitations relating to benefits offered under the Contract (e.g., Index Linked Variable Income Benefit, Death Benefit).
Except as otherwise provided, Contract benefits may not be modified or terminated by the Company.
For the Index Linked Variable Income Benefit:
  The Contract is automatically issued with the Index Linked Variable Income Benefit, with an additional charge. You cannot voluntarily terminate the Benefit (and its charge) until after your 3rd Contract Year.
  Income Withdrawals may not begin until the Income Stage. You can elect to begin the Income Stage only on an Index Anniversary Date after the Waiting Period.
  Excess Income may affect the availability of the Benefit by reducing it by an amount greater than the value withdrawn and could terminate the Benefit and the Contract.
For the Performance Lock:
  The Performance Lock is only available during the Savings Stage and is not available during the Income Stage.
  We reserve the right to limit the use of the Performance Lock feature for certain Index Strategies.
  We may discontinue the use of this feature for future Performance Lock requests at any time.
Withdrawals may significantly reduce the Death Benefit, perhaps by more than the amount withdrawn.
For more information on the benefits under the Contract, please refer to the “Benefits Available Under the Contract” and “Performance Lock” sections of this prospectus.
Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix G, “Financial Intermediary Variations” and the Cover Page for additional information.

Taxes
What are the Contract’s Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account “(IRA)”. Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of this prospectus.

Conflicts of Interest
How are Investment Professionals Compensated?
Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. This compensation is paid in the form of commissions, based on the amount of your investment in the Contract.
For more information on investment professional compensation, please refer to the Statement of Additional Information.

Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable to purchase the new contract, rather than continue to own your existing contract.
For more information on commissions and exchanges, please refer to the Statement of Additional Information.

FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an investment option or from the Contract, or transfer Account Value between investment options. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the “Charges and Adjustments” section.
For Annuities with an Application Sign Date on or prior to June 30, 2024.

Transaction Expenses	Maximum
Sales Charge Imposed on Purchases	None
Deferred Sales Charge (as a percentage applied against Account Value being withdrawn)[1]	7.00%
Transfer Fee	None
Additional Copies of Reports	$50
1.	Withdrawal Charges in subsequent years*

Annuity Year	Percentage Applied Against Account Value being Withdrawn
Contract Year 1	7.0%
Contract Year 2	7.0%
Contract Year 3	6.0%
Contract Year 4	5.0%
Contract Year 5	4.0%
Contract Year 6	3.0%
Contract Year 7 or later	0.0%

* The years referenced in the CDSC table above refer to the years since Issue Date. During the years that a CDSC may apply, you may withdraw 10% of the Purchase Payment during the first Contract Year and 10% of the Account Value as of the previous Contract Anniversary Date after the first Contract Year without the application of any CDSC (Free Withdrawal Amount). CDSCs are waived on Income Withdrawals equal to or less than the Annual Income Amount under the Benefit, as well as RMD withdrawals, even if the withdrawal exceeds the Free Withdrawal Amount available. However, even if CDSCs do not apply, all withdrawals may be subject to negative Interim Value adjustments, taxes, and tax penalties.

For Annuities with an Application Sign Date on or after July 1, 2024.

Transaction Expenses	Maximum
Sales Charge Imposed on Purchases	None
Deferred Sales Charge (as a percentage applied against Account Value being withdrawn)[1]	8.00%
Transfer Fee	None
Additional Copies of Reports	$50
1.	Withdrawal Charges in subsequent years*

Annuity Year	Percentage Applied Against Account Value being Withdrawn
Contract Year 1	8.0%
Contract Year 2	8.0%
Contract Year 3	7.0%
Contract Year 4	6.0%
Contract Year 5	5.0%
Contract Year 6	4.0%
Contract Year 7 or later	0.0%

* The years referenced in the CDSC table above refer to the years since Issue Date. During the years that a CDSC may apply, you may withdraw 10% of the Purchase Payment during the first Contract Year and 10% of the Account Value as of the previous Contract Anniversary Date after the first Contract Year wihtout the application of any CDSC (Free Withdrawal Amount). CDSCs are waived on Income Withdrawals equal to or less than the Annual Income Amount under the Benefit, as well as RMD withdrawals, even if the withdrawal exceeds the Free Withdrawal Amount available. However, even if CDSCs do not apply, all withdrawals may be subject to negative Interim Value adjustments, taxes, and tax penalties.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from an Index Strategy before the expiration of an Index Strategy Term.

Adjustments	Maximum
Interim Value Adjustment Maximum Potential Loss (as a percentage of your investment in an Index Strategy)[1]	100%
1.	An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization, Benefit charge or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. An Interim Value adjustment may be positive, negative or equal to zero. A negative Interim Value adjustment will result in loss.
The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.

Annual Contract Expenses	Current	Maximum
Base Contract[1] Index Linked Variable Income Benefit Charge (as a percentage of the Account Value)	1.30%[2] 1.45%[3]	1.30%[2] 1.45%[3]
1.	Mortality and expense risk charge and administration charge (as a percentage of the net assets of the Variable Option)
2.	For Net Purchase Payments equal to or greater than $1,000,000 the charge will be 1.20%.
3.	The Benefit is included upon issuance of the Contract. The Benefit may be cancelled after three years. If it is cancelled the Benefit charge will no longer apply.

In addition to the fees described above, we limit the amount you can earn on the Index Strategies. This means your Index Credit may be lower than the Index Return. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio that you may pay periodically during the time that you own the Annuity. Expenses shown may change over time and may be higher or lower in the future. More information about the Portfolio, including its annual expenses, may be found in “Appendix A” of this prospectus.

Annual Portfolio Company Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.57%	0.57%
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.
The Example assumes all Account Value is allocated to the Variable Option. The Example does not reflect Interim Value adjustments. Your costs could differ from those shown below if you invest in the Index Strategies.
The Example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
For Annuities with an Application Sign Date before July 1, 2024.

	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period:	$10,515	$16,662	$21,888	$36,542
If you annuitize your Contract at the end of the applicable time period:	$3,406	$10,379	$17,569	$36,542
If you do not surrender your Contract at the end of the applicable time period:	$3,406	$10,379	$17,569	$36,542

	Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period:	$10,515	$16,662	$21,888	$36,542
If you annuitize your Contract at the end of the applicable time period:	$3,406	$10,379	$17,569	$36,542
If you do not surrender your Contract at the end of the applicable time period:	$3,406	$10,379	$17,569	$36,542
For Annuities with an Application Sign Date on or after July 1, 2024.

	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period:	$11,530	$17,709	$22,968	$36,542
If you annuitize your Contract at the end of the applicable time period:	$3,406	$10,379	$17,569	$36,542
If you do not surrender your Contract at the end of the applicable time period:	$3,406	$10,379	$17,569	$36,542

	Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period:	$11,530	$17,709	$22,968	$36,542
If you annuitize your Contract at the end of the applicable time period:	$3,406	$10,379	$17,569	$36,542
If you do not surrender your Contract at the end of the applicable time period:	$3,406	$10,379	$17,569	$36,542

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

The risks identified below are the principal risks of investing in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus.
Risk of Loss
You could lose money by investing in the Contract, including your principal investment. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Buffer Risk
You take the investment risk for amounts allocated to one or more Index Strategies since the Index Credit is based upon the performance of the associated Index. You could lose a significant amount of money if the Index declines in value. We limit the negative Index Return used in calculating Index Credit applied to an Index Strategy at the end of its Index Strategy Term through a Buffer. The Buffer is the amount of protected negative Index Return. Any negative Index Return in excess of the Buffer reduces the Account Value allocated to the Index Strategy (i.e., the protection from negative Index performance is limited). You bear the risk of the negative Index Return in excess of the Buffer you choose. In the case of a multi-year Index Strategy Term, losses are measured over the entire Index Strategy Term from the Index Strategy Start Date to the Index Strategy End Date and may exceed the Buffer levels associated with the Index Strategy. Sustained negative Index Returns may result in zero or negative Index Credits over multiple Index Strategy Terms.
Under an Index Strategy, the maximum amount of loss that you could experience from negative Index performance at the end of an Index Strategy Term, after taking into account the current limits on Index loss provided under the Contract, is: 95% loss for a 5% Buffer; 90% loss for a 10% Buffer; 85% loss for a 15% Buffer; 80% loss for a 20% Buffer; 70% loss for a 30% Buffer or 0% loss for a 100% Buffer. The Company does not guarantee that the Contract will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.
Cap Rate Risk
If you elect a Point-to-Point with Cap Rate or Enhanced Cap Rate Index Strategy, a positive Index Credit may be limited by the applicable Cap Rate, which means that your Index Credit could be lower than the Index Return. The Cap Rate exists for the full term of the Index Strategy. Cap Rates, upon renewal, may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Renewal Cap Rates may differ from the Cap Rates used for new Contract contracts or for other Contract contracts issued at different times. No Index Strategy guarantees a positive Index Credit.
If you elect a Dual Directional Index Strategy, a positive Index Return may be limited by the applicable Cap Rate. However, if the Index Return is negative and is within or equal to the Buffer, then the Index Credit would not be limited by the applicable Cap Rate. Cap Rates for the Dual Directional Index Strategy will be equal to or lower than the Cap Rate in the Point to Point with Cap Rate Index Strategy.
Cap Rates will never be less than the Guaranteed Minimum Cap Rates. The Guaranteed Minimum Cap Rate equals 1.00% for a one-year Index Strategy Term, 5.00% for a three-year Index Strategy Term and 10.00% for a six-year Index Strategy Term. Cap Rates for new Index Strategy Terms are declared at our discretion, subject to applicable guarantees. You bear the risk that we will not declare a Cap Rate above the Guaranteed Minimum Cap Rate.
Step Rate Plus Risk
If you elect a Step Rate Plus Index Strategy, a positive Index Credit may be limited by the applicable Step Rate or Participation Rate, which means that your Index Credit could be lower than the Index Return. The Step Rate and Participation Rate exist for the full term of the Index Strategy. Step Rates and Participation Rates, upon renewal, may be higher or lower than the initial Step Rate or Participation Rate but will never be less than the Guaranteed Minimum Step Rate and Guaranteed Minimum Participation Rate, respectively. Renewal Step Rates or Participation Rates may differ from the Step Rates or Participation Rates used for new Contract contracts or for other Contract contracts issued at different times. No Index Strategy guarantees a positive Index Credit.
For Step Rate Plus Index Strategies, the Guaranteed Minimum Step Rate equals 1% and the Guaranteed Minimum Participation Rate equals 60%. Step Rates and Participation Rates for new Index Strategy Terms are declared at our discretion, subject to applicable guarantees. You bear the risk that we will not declare a Step Rate or Participation Rae above the guaranteed minimum.
Tiered Participation Rate Risk
If you elect a Tiered Participation Rate Index Strategy, a positive Index Credit will be calculated using the applicable 1st Tier Participation Rate, 2nd Tier Participation Rate, and Tier Level. If the Index Return does not exceed the Tier Level, the 2nd Tier Participation Rate will not apply to any portion of the Index Return. The 1st Tier Participation Rate, 2nd Tier Participation Rate, and Tier Level exist for the full term of the Index Strategy. Participation Rates and Tier Levels, upon renewal, may be higher or lower than the initial Participation Rates or Tier Level but will never be less than the Guaranteed Minimum Participation Rate or Guaranteed Maximum Tier Level, respectively. Renewal Participation Rates and Tier Levels may differ from the Participation Rates and Tier Levels used for new Contract contracts or for other Contract contracts issued at different times. No Index Strategy guarantees a positive Index Credit.

For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%. Participation Rates for new Index Strategy Terms are declared at our discretion, subject to applicable guarantees. You bear the risk that we will not declare a Participation Rate above the guaranteed minimum, or a Tier Level below the guaranteed maximum.
Risks Associated with the Indices
Because the S&P 500® Index, MSCI EAFE Index, Invesco QQQ ETF, iShares Russell 2000 ETF, AB 500 Plus Index and Dimensional International Equity Focus Index are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. Market fluctuations can result from disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID -19), utility failures, terrorist acts, political and social developments, and military and governmental actions. In addition, the value of equity securities may increase or decline for reasons directly related to the issuers of the securities. Equity markets are subject to the risk that the value of the securities may fall due to general market and economic conditions. Market volatility may exist with these Indices, which means that the value of the Indices can change dramatically over a short period of time in either direction. When you allocate to an Index Strategy that is linked to the performance of one of the Indices, you are not investing in the Index or in the securities composing the Index.
Each Index is subject to additional risks, including the following:

●
The S&P 500® Index is subject to risks associated with large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies.

●
The MSCI EAFE Index is subject to risks associated with foreign securities, including emerging markets. International investing involves special risks not found in domestic investing, including political and social differences and currency fluctuations due to economic decisions. Foreign markets can be more volatile than U.S. markets, and emerging markets can be riskier than investing in well-established foreign markets. The risks associated with investing on a worldwide basis include differences in the regulation of financial data and reporting, currency exchange differences, as well as economic and political systems differences. The Index is also subject to risks associated with large-capitalization companies (as described above) and mid-capitalization companies. Generally, the securities of mid-capitalization companies can be more volatile and riskier than the securities of large-capitalization companies.

●
The Invesco QQQ ETF is subject to risks associated with large-capitalization companies and foreign securities (each as described above). In addition, to the extent that the Index is comprised of securities issued by companies in a particular sector, those securities may not perform as well as the securities of companies in other sectors or the market as a whole.

●	The AB 500 Index is subject to risks associated with large-capitalization U.S. companies and foreign securities, including emerging markets (each as described above).

●	The Dimensional International Equity Focus Index is subject to risks associated with foreign securities, including emerging markets (as described above).

●
The iShares Russell 2000 ETF is subject to risks associated with small-capitalization companies. Generally, the securities of small-capitalization companies are more volatile and riskier than the securities of large-capitalization companies.

When you allocate to an Index Strategy that is linked to the performance of an ETF you are not investing in the ETF. Index-based ETFs seek to track the investment results of a specific market index. Due to a variety of factors, including the fees and expenses associated with an ETF, an ETF’s performance may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. This potential divergence between the ETF and the specific market index is known as tracking error. Although we believe that we will be viewed as the owner of the Index Strategy for tax purposes, there is no legal guidance to indicate how the IRS might view access to an ETF linked Index Strategy coupled with frequent transfers among investment options.
Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. Also, if the Index is an ETF, the ETF deducts fees and costs that reduce Index performance. These factors will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.
When you allocate to an Index Strategy that is linked to the performance of one of the Indices, you will not have voting rights or rights to receive dividends or other distributions that direct holders of the securities comprising the Indices have.
Early Withdrawal Risk
The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with your financial situation and objectives.
Withdrawals under the Contract, including partial withdrawals and a full surrender, may be subject to significant risk. Withdrawals during the first six Contract Years may result in surrender charges. Surrender charges do not apply to withdrawals of the Free Withdrawal Amount, Income Withdrawals equal to or less than the Annual Income Amount under the Benefit, or RMD withdrawals. However, even when surrender charges do not apply, withdrawals may be subject to negative Interim Value adjustments and negative tax consequences. In extreme circumstances, the maximum potential loss resulting from a negative Interim Value adjustment is 100% of the amount invested in an Index Strategy. Withdrawals may also reduce the value of the Benefit, perhaps significantly. See “Index Linked Variable Income Benefit Risk.”

An Interim Value adjustment will apply to any withdrawal that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. Similarly, an Interim Value adjustment will apply to a death benefit payment, transfer, Annuitization, or Benefit charge during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. A negative Interim Value adjustment will result in loss, which could be significant. See “Interim Value Risk” below. In extreme circumstances, you could lose up to 100% of your investment in an Index Strategy due to a negative Interim Value adjustment.
If a portion of Account Value allocated to an Index Strategy is withdrawn or otherwise removed prior to the Index Strategy End Date, there will be an immediate reduction to your Index Strategy Base. The reduction will be in a proportion equal to the reduction in your Interim Value. The proportional reduction could be larger than the dollar amount withdrawn or otherwise removed from the Index Strategy. Reductions to your Index Strategy Base will negatively impact your Interim Values for the remainder of the Index Strategy Term and will result in a lower positive Index Credit (if any) on the Index Strategy End Date.
Withdrawals may significantly reduce the Death Benefit, perhaps by more than the amount withdrawn. If you set up scheduled withdrawals, your exposure to these risks will repeat as long as the scheduled withdrawals continue.
Interim Value Risk
To determine the Interim Value, we apply a formula which does not reflect the actual performance of the applicable Index, but rather a determination of the value of hypothetical underlying investments at the time of the Interim Value calculation. This amount could be more or less than if you had held the Index Strategy for the full Index Strategy Term. It also means that you could have a negative performance, even if the value of the Index has increased at the time of the calculation. All withdrawals from an Index Strategy, including death benefit payments, transfers, Income Withdrawals, Excess Income, annuitization, Benefit charges and surrenders paid before the Index Strategy End Date will be based on the Interim Value. Withdrawals, partial transfers, and Benefit charges before an Index Strategy End Date could have adverse impacts even if the value of the Index has increased at the time of the calculation because an early withdrawal will not allow you to participate in the Index Return for the Index Strategy Term with your entire Index Strategy Base. If you withdraw, transfer a portion out of, or we process a Benefit charge from Account Value allocated to an Index Strategy, the withdrawal, transfer, or Benefit charge will cause an immediate reduction to your Index Strategy Base in a proportion equal to the reduction in your Interim Value. A proportional reduction may be larger than the dollar amount of your withdrawal, transfer, or Benefit charge even if the value of the Index has increased. See “Withdrawal Risk” above for additional information.
Risks Associated with a Performance Lock
If a Performance Lock is executed:

●	You will no longer participate in Index Strategy performance, positive or negative, for the remainder of the existing Index Strategy Term for the “locked” Index Strategy.

●
You will not receive Index Credit on any “locked” Index Strategy on the Index Strategy End Date. As a result, you may receive less than the full Index Credit, or less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date.

●
We use the Performance Lock Value calculated at the end of the current Valuation Day on the Performance Lock Date to execute your Performance Lock. This means you will not be able to determine in advance your Performance Lock Value, and it may be higher or lower than it was at the point in time you requested a manual Performance Lock, or that your Index Strategy reached its target for an automatic Performance Lock.

●
If a Performance Lock is executed when your Performance Lock Value has declined, you will lock in any loss. It is possible that you would have realized less of a loss or no loss if the Performance Lock occurred at a later time, or if the Index Strategy was not “locked.”

●
We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.

Transfer Risk
The Contract imposes significant limitations on the transfer of Account Value among investment options. Account Value may be transferred to an Index Strategy, or among Index Strategies, only on an Index Strategy End Date. Account Value in the Variable Option may be transferred to an Index Strategy only on an Index Anniversary Date. These limitations restrict your ability to reallocate Account Value in reaction to changes in market conditions.
Account Value in the Variable Option may be transferred to an Index Strategy only on an Index Anniversary Date. You may have to wait up to one year before you have an opportunity to transfer Account Value from the Variable Option to the Index Strategies. If you fail to request a transfer from the Variable Option on an Index Anniversary Date, the next transfer opportunity will be in one year on the next Index Anniversary Date.
During the Savings Stage, the Contract permits transfers of Account Value from an Index Strategy to the Variable Option prior to the Index Strategy End Date. Any such transfer will be based on the Interim Value of the Index Strategy (an “Interim Value Transfer”) and will therefore be subject to an Interim Value adjustment. If you perform an Interim Value Transfer, and the Interim Value adjustment is negative, you will experience a loss, which could be significant. The Index Strategy’s Buffer, Cap Rate, Spread, Participation Rate(s), or Step Rate, as applicable, will not apply. There will be no Index Credit applied to amounts removed from an Index Strategy prior to the Index Strategy End Date. At the time you request an Interim Value Transfer, you will not know the applicable Interim Value because Interim Value is calculated at the end of a Valuation Day. The Interim Value applicable to the Interim Value Transfer could be lower than you anticipated. During the Income Stage, Interim Value Transfers are not permitted. Account Value in an Index Strategy may be transferred to the Variable Option only on an Index Strategy End Date.
Availability of Index Strategies will vary over time
Before allocating to an Index Strategy, you should determine the Index Strategies, Buffers, Cap Rates, Spreads, Participation Rates and Step Rates available to you. We reserve the right to change the Indices, Buffers, and limits on Index Gains at any time for new Strategy Terms, subject to applicable guarantees. We reserve the right to add or remove Index Strategies. There is no guarantee that an Index Strategy will be available in the future. You should make sure the Index Strategies you select are appropriate for your investment goals. During the Income Stage, we will limit the Index Strategy allocation options available.
Reallocation of Index Strategies
At the end of an Index Strategy Term for an Index Strategy, the amount allocated to that Index Strategy will be reallocated based upon your instructions we received in Good Order, or if none has been received in Good Order, automatically renew into the same Index Strategy unless the Index Strategy End Date would be after the Maximum Contract Date. During the Saving Stage, if the same Index Strategy is no longer available, the amount will be transferred into the Holding Account, and the amount may be transferred into another Index Strategy on the next Index Anniversary Date. During the Income Stage, if the current Index Strategy is no longer available and we have no additional instructions, we will automatically transfer these amounts into the Index Strategy with, in order of priority, the shortest Strategy Term, the highest Buffer, and the lowest Cap Rate. You must provide instructions for reallocation by the Index Anniversary Date.
Substitution of an Index
We have the right to substitute a comparable index prior to the Index Strategy End Date if any Index is discontinued or if the calculation of an Index is substantially changed (such as a material change in the formula or method of calculating the Index). We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index and would notify you of any such substitutions. Upon substitution of an Index, we will calculate your Index Return on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Index Strategy End Date. An Index substitution will not change your Index Strategy. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Return may have been better if there had been no substitution. When we notify you of any substitution of an Index, we will also inform you of the potential impacts to your Index Credit.
Index Linked Variable Income Benefit Risk
The Benefit is automatically included in your Contract for an additional charge, but you cannot remove it until the Waiting Period has elapsed. If you remove the Benefit before Income Withdrawals begin, you will have paid for the Benefit without receiving any of its advantages. Additionally, if you remove the Benefit, you cannot re-elect it at any point in the future. You will begin paying Benefit charges immediately rather than the date that you begin taking Income Withdrawals. You could pay Benefit charges for many years before you begin taking Income Withdrawals. Benefit charges will reduce your returns, if any, from investing in the Index Strategies. Benefit charges deducted prior to an Index Strategy End Date will result in an Interim Value adjustment, which may be negative.
You should carefully weigh the advantages of the Benefit against its additional charge and in light of the market downside protections that are already provided by the Index Strategies. Income Withdrawals are taken from your own Account Value until it is reduced to zero. If your Account Value is never reduced to zero for a reason other than Excess Income, our payment obligations under the Benefit will never be triggered. There may be minimal chance under the Benefit of outliving your Account Value and receiving lifetime payments from us. There is no guarantee that the Benefit will meet your retirement income needs or that you will realize any financial benefit. The Benefit’s lifetime income guarantees are subject to terms and conditions that, if not followed, could result in significant reductions to or termination of the Benefit.
There are restrictions on when you can begin taking Income Withdrawals under the Benefit. Income Withdrawals may not begin until the Income Stage. You can elect to begin the Income Stage only on an Index Anniversary Date after the Waiting Period. The election is irrevocable. You should carefully consider when to enter the Income Stage. The Benefit has an Income Deferral Rate feature that increases the Income Percentage each year until the Income Stage begins. There is no way to know when you should enter the Income Stage with certainty. On one hand, the longer you wait to enter the Income Stage and begin taking Income Withdrawals, the less time you have to take advantage of the Benefit because as time passes, your life expectancy is reduced. On the other hand, the longer you wait to enter the Income Stage, the more you may benefit from the Income Deferral Rate feature. Withdrawals prior to the Income Stage (i.e., during the Savings Stage) will reduce the Benefit, perhaps significantly, because your future Annual Income Amount will be calculated using a lower Account Value upon entering the Income Stage. During the Income Stage, no Index Strategies are available other than the 1-year Point-to-Point with Cap, 1-Year Dual Directional, 1-year Step Rate Plus, and 1-year Enhanced Cap Rate* Index Strategies.
Once you enter the Income Stage, all withdrawals count against your Annual Income Amount. Withdrawals up to your Annual Income Amount will not reduce your Benefit for future Contract Years and will not be subject to surrender charges but may be subject to negative Interim Value adjustments and negative tax consequences. Any withdrawals, including any applicable surrender charges, in excess of the Annual Income Amount will be Excess Income. Excess Income will reduce the value of your Benefit for future Contract Years, perhaps significantly. Each withdrawal of Excess Income, including any applicable surrender charges, proportionally reduces the Annual Income Amount that will be used in the recalculation of the Annual Income

Amount on the next Index Anniversary Date. The proportional reduction is the ratio of the Excess Income to the Account Value immediately following the withdrawal of any applicable Income Withdrawal amount and prior to the withdrawal of the Excess Income. Withdrawals of Excess Income may also be subject to negative Interim Value adjustments and negative tax consequences. If your Account Value is reduced to zero as a result of Excess Income, the Benefit and the Contract will terminate immediately.
On the Income Effective Date, we base your initial income payment under the Benefit on the Income Percentage you receive at issue increased by the Income Deferral Credit and your Account Value. Decreases in Account Value due to negative Index performance, deductions for Insurance Charges and expenses, withdrawals and Benefit charges prior to the Income Effective Date will decrease the initial income payment amount available to you. After the Income Effective Date, your Annual Income Amount can increase or decrease based on the Index Credits associated with your chosen Index Strategies. As such, your Annual Income Amount may fluctuate up or down from one Contract Year to the next even if you do not take Excess Income.
All benefits from the Accumulation Period terminate once the Contract has been Annuitized, including the Benefit. We base Income Withdrawals on the lifetime of a Protected Life or Joint Protected Lives designated at issue. If you change Owners or Beneficiary(s), we may terminate the Benefit prematurely.
*Enhanced Cap Rate Index Strategies are only available on annuities with an Application Sign Date on or after July 1, 2024.
Risks of Investing in a Variable Option
You take all the investment risk for amounts allocated to the Variable Option, which invests in the Portfolio. If the Variable Option increases in value, then your Account Value goes up; if it decreases in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolio. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the Portfolio, which has its own unique risks. We reserve the right to remove or substitute the Portfolio and close the Variable Option to new investment. The Variable Option is not available during the Income Stage.
Insurance Company Risk
No company other than us has any legal responsibility to pay amounts that we owe under the Contract. You should look to our financial strength for our claims-paying ability. Amounts allocated to the Index Strategies are held in a non-registered, non-insulated Index Strategies Separate Account. These assets are subject to the claims of our creditors and the benefits provided under the Index Strategies are subject to our claims paying ability.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences
The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Contract, you should consult with a qualified tax advisor for complete information and advice. For example, distributions from your Contract are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
No Additional Purchase Payments
The Contract is a single premium product. After the Purchase Payment is made, no additional purchase payments will be accepted. You will be unable to increase the value of your Contract or its benefits (including the Index Linked Variable Income Benefit and the Death Benefit) with additional purchase payments.
Cyber Security and Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s Portfolios and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to a Portfolio, an inability to calculate unit values with respect to the Annuity and/or the net asset value (“NAV”) with respect to a Portfolio, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the Portfolios offered under the Annuity may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Portfolios, and the issuers in which the Portfolios invest.
The military invasion of Ukraine initiated by Russia in February 2022 and the resulting response by the United States and other countries have led to economic disruptions, as well as increased volatility and uncertainty in the financial markets. It is not possible to predict the ultimate duration and scope of the conflict, or the future impact on U.S. and global economies and financial markets. The performance of the Index(es) may be adversely affected.
Artificial Intelligence Risk: In addition to the cyber security risks described above, the development, adoption and use of AI, including generative artificial intelligence (“Generative AI”), by us and by third parties on whom we rely may increase existing operational risks or create new operational risks that we are not currently anticipating. AI technologies offer potential benefits in areas such as customer service personalization and process automation, and we expect to use AI and Generative AI to help deliver products and services and support critical functions. We also expect third parties on whom we rely to do the same. There are significant risks involved in developing and deploying AI, and there can be no assurance that its use will enhance our products or services or be beneficial to our business, including our efficiency or profitability. The risk that AI and Generative AI may be misused is increased by the relative newness of the technology, the speed at which it is being adopted, and the lack of laws, regulations or standards governing its use. Such misuse could expose the Company to legal or regulatory risk, damage customer relationships or cause reputational harm. Further, our ability to continue to develop and efficiently deploy AI technologies depends on access to specific third-party equipment and other physical infrastructure, such as processing hardware and network capacity, the availability and pricing of which is difficult to control, especially in a highly competitive environment. Our competitors may also adopt AI or Generative AI more quickly or more effectively than we do, which could cause competitive harm. Because the Generative AI technology is so new, some of the potential risks of Generative AI are currently unknowable.

DESCRIPTION OF INSURANCE COMPANY, REGISTERED SEPARATE ACCOUNT, AND INVESTMENT OPTIONS

WHO IS PRUCO LIFE?
The Contract is issued by Pruco Life Insurance Company located at 751 Broad Street, Newark, NJ 07102-3777. Pruco Life is obligated to pay all amounts promised to investors under the Contract, subject to its financial strength and claims-paying ability.
Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, we deliver this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Rule 12h-7
With respect to the offering of Index Strategies, the Company relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.
Claims of Creditors
To the extent permitted by law, no payment or value under this Annuity is subject to the claims of your creditors or those of any other Owner, any Annuitant, or any Beneficiary.
Deferral of Transactions
We may defer any annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any annuity payout for more than thirty days, we will pay interest as required by state law. We may defer any distribution from any Allocation Option or any transfer from Allocation Options for a period not to exceed seven calendar days from the date the transaction is affected.
WHAT ARE THE SEPARATE ACCOUNTS?
The Separate Accounts are where Pruco Life sets aside and invests the assets supporting the Annuity. The assets of each Separate Account are held in the name of Pruco Life, and legally belong to us. We will maintain assets in each Separate Account with a total market value at least equal to the cash Surrender Value and other liabilities we must maintain related to the Annuity obligations supported by such assets. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Accounts. More detailed information about Pruco Life, including its audited financial statements, is provided in the Statement of Additional Information.
Pruco Life Insurance Company Flexible Premium Variable Annuity Account
The assets supporting obligations based on allocations to the Variable Option are held in a sub-account of Pruco Life Insurance Company Flexible Premium Variable Annuity Account, also referred to as “Pruco Life Variable Annuity Account”. Pruco Life Variable Annuity Account assets that are held in support of the Variable Option are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to Pruco Life Variable Annuity Account are credited to or charged against Pruco Life Variable Annuity Account, without regard to other income, gains or losses of Pruco Life or any other of our Separate Accounts.
Pruco Life Variable Annuity Account was established by us pursuant to Arizona law on June 16, 1995. Pruco Life Variable Annuity Account also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Pruco Life Variable Annuity Account.
Pruco Life Variable Annuity Account consists of multiple sub-accounts. Each sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each sub-account generally corresponds to the name of the Portfolio. Each sub-account in the Pruco Life Variable Annuity Account may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuity issued by us through Pruco Life Variable Annuity Account. Pruco Life Variable Annuity Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Pruco Life Variable Annuity Account. We may offer new Variable Options, eliminate Variable Options, or combine Variable Options at our sole discretion. We may also close Variable Options to subsequent Purchase Payments on existing annuities or close Variable Options for annuities purchased on or after specified dates.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

●	offer new Variable Options, eliminate Variable Options, substitute Variable Options or combine Variable Options;

●	close Variable Options to subsequent Purchase Payments on existing Annuities or close Variable Options for Annuities purchased on or after specified dates;

●	combine the Registered Separate Account with other separate accounts;

●	deregister the Registered Separate Account under the Investment Company Act of 1940;

●	manage the Registered Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

●
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

●	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Registered Separate Account;

●	make any changes required by federal or state laws with respect to annuity contracts; and

●	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Variable Option.

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the portfolios or a particular Portfolio is no longer possible, or in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment Portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
Values and benefits based on allocations to the Variable Options will vary with the investment performance of the underlying mutual funds or fund Portfolios, as applicable. We do not guarantee the investment results of any Variable Option. Your Account Value allocated to the Variable Options may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.
Index Strategies Separate Account
Assets supporting the Index Strategies are held in a non-insulated, non-registered, and non-unitized Index Strategies Separate Account established under Arizona law. These assets are subject to the claims of our creditors and the benefits provided under the Index Strategies are subject to our claims paying ability.
An Owner does not have any interest in or claim on the assets in the Index Strategies Separate Account. In addition, neither an Owner nor amounts allocated to the Index Strategies participate in the performance of the assets held in the Index Strategies Separate Account.
We are not obligated to invest according to specific guidelines or strategies except as may be required by Arizona and other state insurance laws. The Index Strategies Separate Account is not registered with the SEC under the Investment Company Act.
The General Account: Our general obligations and any guaranteed benefits under the Annuity are supported by our General Account and are subject to our claims paying ability. In the Payout Stage or the Insured Income Stage (if the Benefit is not terminated or cancelled), assets supporting annuity payments are held in the General Account. Assets in the General Account are not segregated for the exclusive benefit of any particular contract or obligation. General Account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The General Account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.

INVESTMENT OPTIONS
Index-Linked Options
The Contract currently offers multiple Index Strategies. For each Index Strategy, we will credit positive or negative interest (i.e., Index Credit) at the end of the Index Strategy Term to amounts allocated to the Index Strategy based, in part, on the performance of the Index. An investment in an Index Strategy is not an investment in the Index or in any Index fund. You could lose a significant amount of money if the Index declines in value. You could also lose a significant amount of money due to an Interim Value adjustment, if amounts are removed from an Index Strategy prior to the end of the Index Strategy Term.
The Index Credit is the amount you receive on an Index Strategy End Date based on the Index Return and the type of Index Strategy. The Index Credit may be positive or negative, which means you can lose principal and prior earnings. You must allocate all of your Purchase Payment into one or more Index Strategies. We do not guarantee the Index Credits for the Index Strategies. There is a risk of loss of your investment because the Index Strategy will be credited the negative Index Return in excess of the level of protection you selected through the Buffers.
We currently offer the following Index Strategies: Point-to-Point with Cap, Enhanced Cap Rate, Tiered Participation Rate, Step Rate Plus and Dual Directional. These Index Strategies are explained below. Information regarding the features of each currently offered Index Strategy, including (i) its name, (ii) a brief statement describing the assets that the Index seeks to track, (iii) its Index Strategy Term, (iv) its crediting methodology, (v) its current limit on Index loss, and (vi) its minimum limit on Index gain, is available in Appendix A.
We can add or remove Index Strategies and change the features of an Index Strategy from one Strategy Term to the next, including the Index and the current limits on Index gains and losses (subject to any applicable guarantees). Not all Index Strategies will be available with all Indices, Buffers, and in all available Index Strategy Terms. As a result of economic market conditions, or utilization of the Index Strategies, we reserve the right to add and remove Index Strategies at any time, subject to regulatory requirements and approvals. Additions or removals would be effective with any newly issued contracts or upon reallocation for any existing contract holders. Removals would not impact existing contract holders currently allocated to an Index Strategy prior to the Index Strategy End Date. You will receive a Reallocation Notice 30 days prior to your Index Anniversary Date. You must provide instructions for reallocation (by any method allowable) by the Index Anniversary Date. The reallocation will be processed on the Index Anniversary Date. You will be able to make reallocation selections via mail, phone, or through online access. For currently available Options please see our website at www.prudential.com/flexguard-income-rates.
The minimum amount required to allocate to any Index Strategy, upon the Index Effective Date or at the time of renewal into a new Index Strategy is $2,000. In the event that the Account Value allocated to an Index Strategy falls below $2,000 and is not combined with reallocations from other Index Strategies on an Index Anniversary Date to meet the $2,000 minimum, these funds will automatically be renewed into the same Index Strategy. There is no maximum amount that can be allocated to an Index Strategy. If the same Index Strategy is no longer available, the funds associated with the closed Index Strategy will be transferred to the Holding Account, where they may be allocated among the Variable Options or into another Index Strategy on the next Index Anniversary Date.
Index Strategy Term
The Index Strategy Term is the time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date. Index Strategy Terms of 1, 3, and 6 years are available and may vary based on the Index Strategy and whether you are in the Savings Stage or the Income Stage of the Benefit. The Index Strategy Start Date begins on the day you allocate funds to any Index Strategy, known as the Index Effective Date. The annual anniversary of this date is the Index Anniversary Date and will not change for the life of your Contract. You may only allocate to an Index Strategy on an Index Anniversary Date.
Before selecting an Index Strategy for investment, you should consider in consultation with your Financial Professional which Strategy Term lengths may be appropriate for you based on your liquidity needs, investment time horizon, and financial goals. Investing in Index Strategies with shorter Strategy Terms will provide more opportunities for Index Credits, transferring Account Value, and withdrawing or otherwise removing amounts without an Interim Value adjustment. However, assuming the same Index and Buffer, Index Strategies with shorter Strategy Terms generally tend to have less potential for Index gains. Conversely, investing in Index Strategies with longer Strategy Terms will provide fewer opportunities for Index Credits, transferring Account Value, and withdrawing or otherwise removing amounts without an Interim Value adjustment; however, assuming the same Index and Buffer, Index Strategies with longer Strategy Terms generally tend to have more potential for Index gains.
Amounts must remain in an Index Strategy until the end of its Index Strategy Term to be credited with Index Credit and to avoid a possible Interim Value adjustment, in addition to potential surrender charges and tax consequences. An Interim Value adjustment will apply upon any withdrawal, death benefit payment, transfer, Annuitization, Benefit charge or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date. An Interim Value adjustment may be positive, negative or equal to zero. A negative Interim Value adjustment will result in loss. See the “Charges and Adjustments” section of this prospectus for additional information.
Index Return
We calculate the Index Return for every Index Strategy on a point-to-point basis. The Index Return will be the percentage change in the Index Value from the Index Strategy Start Date to the Index Strategy End Date. The Index Return is then used to determine the Index Credit for an Index Strategy. The Index Return is calculated by taking the Index Value on the Index Strategy End Date, minus the Index Value on the Index Strategy Start Date, and then dividing the result by the Index Value on the Index Strategy Start Date.

Examples:

1.	Negative Index Return Index Value at Index Strategy Start Date: 1569 Index Value on Index Strategy End Date: 1333 Index Return: -15% ((1333-1569)/1569)

2.	Positive Index Return Index Value at Index Strategy Start Date: 1569 Index Value on Index Strategy End Date: 1726 Index Return: 10% ((1726-1569)/1569)

Because we calculate the Index Return by comparing the value of the Index between two specific points in time, the Index Return may be negative or flat for the Index Strategy Term as a whole (including a multi-year Strategy Term) even if the Index performed positively for certain periods of time during the Index Strategy Term.
Each Index Strategy references an Index that determines the Index Return used to compute the Index Credit. When you allocate to an Index Strategy that is linked to the performance of one of the Indices, you are not investing in the Index. We currently offer Index Strategies based on the following securities indices:

S&P 500® Index, Price Return (SPX): The S&P 500® Index is comprised of 500 stocks considered representative of the overall market and is exclusive of dividends. An index is unmanaged and not available for direct investment.

MSCI EAFE Index, Price Return (MXEA): The MSCI EAFE Index measures the equity market performance of 22 developed market country indices located in Europe, Australasia and the Far East and is exclusive of dividends. An index is unmanaged and not available for direct investment.

Invesco QQQ ETF, Price Return (QQQ): The Invesco QQQ ETF is an exchange-traded fund that seeks to track the investment results of the NASDAQ-100 Index®. The Index includes the 100 largest non-financial companies listed on the Nasdaq® based on market cap.

iShares® Russell 2000 ETF, Price Return (IWM): The iShares® Russell 2000 ETF seeks to track the investment results of the Russell® 2000 Index, an index composed of small-capitalization U.S. equities. The Russell® 2000 Index measures the performance of the small capitalization sector of the U.S. equity market, as defined by FTSE Russell.

AB 500 Plus IndexSM, Price Return (ABUSPLS): The AB 500 Plus IndexSM is a rules based, allocation index that utilizes the SPDR® S&P 500® ETF Trust as its default allocation. The Index will tactically reallocate to additional US listed equity index ETFs: Invesco QQQ TrustSM, SERIES 1 ETF, iShares® Russell 2000 ETF, Shares® MSCI EAFE ETF, and iShares® MSCI Emerging Markets ETF when our proprietary positioning signals indicate that those other equity index ETFs have a higher expected return potential than the default allocation. At all times, the Index is fully allocated to equity index ETFs, with a significant allocation to equity index ETFs that track US listed companies. By following proprietary positioning signals, the Index aims to maintain significant exposure to the SPDR® S&P 500® ETF Trust, while providing differentiated returns through a tactical reallocation process.

The rules for calculating the AB 500 Plus IndexSM include an annual 0.75% reduction, which accrues daily, meaning that a small portion of that reduction is included in the published Index Value each day. The reduction is included to aid in setting the cap and participation rates and/or buffer levels of the Index Strategy with which the Index is used.

When you allocate to an Index Strategy that is linked to the performance of an ETF you are not investing in the ETF. Index-based ETFs seek to track the investment results of a specific market index. Due to a variety of factors, including the fees and expenses associated with an ETF, an ETF’s performance may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. This potential divergence between the ETF and the specific market index is known as tracking error. Although we believe that we will be viewed as the owner of the Index Strategy for tax purposes, there is no legal guidance to indicate how the IRS might view access to an ETF linked Index Strategy coupled with frequent transfers among investment options.
Index Returns for Index Strategies linked to an ETF are based on the closing share price of each respective Index. Because Index performance is reflective of an ETF’s closing price, Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities in which the ETF invests. In addition, an ETF deducts fees and costs that reduce Index performance. These factors will reduce the Index Return and may cause the ETF to underperform a direct investment in the ETF or the securities in which the ETF invests.
Index Returns for Index Strategies linked to a market index are based on the Index Value published at the close of a Valuation Day. Each such Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
If an Index is discontinued or substantially changes, we reserve the right to select an alternative Index and we will notify you of any such changes. For these purposes, an Index would be substantially changed if an index sponsor announces that it will make a material change in the formula for the Index or the method of calculating the Index or in any other way materially modifies the Index. We would attempt to choose a substitute Index that has a similar investment objective and risk profile to the replaced Index. Upon substitution of an Index, we will calculate your Index Return on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Index Strategy End Date. An Index substitution will not change your Index Strategy. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Return may have been better if there had been no substitution. When we notify you of any substitution of an Index, we will also inform you of the potential impacts to your Index Credit.
See “Appendix D” for important information about the Indices.
Historical Index Performance
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any Index Strategy. Your performance under the Annuity will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index Strategies, and does not reflect Annuity fees and charges, including surrender charges or negative Interim Value adjustments, which reduce performance.

Notes Regarding Examples
The Examples set forth below, as well as other Examples found throughout this prospectus, are intended to illustrate how various features of the Annuity work. These Examples should not be considered a representation of past or future performance of any Index Strategies. Actual performance may be greater or less than those shown in the Examples. Similarly, the Index Returns in the Examples are not an estimate or guarantee of future Index performance. The Caps, Spreads, Participation Rates, Step Rates, and Buffers for the Index Strategies shown in the following Examples are for illustrative purposes only and may not reflect actual declared rates. In addition, values may be rounded for display purposes only.
Limits on Index Losses: Buffers
The Buffer limits the amount of negative Index Return used in calculating the Index Credit that may be applied to an Index Strategy at the end of an Index Strategy Term. If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer. Negative Index Returns in excess of the Buffer will result in loss, which may be significant.
The Buffer is the amount of the protected negative return. Any negative Index Credits in excess of the Buffer reduces the Account Value allocated to the Index Strategy.
For example, if the Index Return is -25% and the Buffer is 10%, we will apply a -15% Index Credit (the amount of negative Index Return that exceeds the Buffer) at the end of the Index Strategy Term, meaning you will experience a 15% loss. If the Index Return is -5%, we will apply a 0% Index Credit, meaning you would experience no loss due to negative Index performance. Please see below for more detailed examples.
A 100% Buffer will provide complete protection from Index losses. For example, if the Index Change is -25% and the Buffer is 100%, we will apply a 0% Index Credit (i.e., no loss) at the end of the Index Strategy Term. However, like any Index Strategy, there may be losses due to surrender charges, negative Interim Value adjustments, and/or taxes and tax penalties.
We will declare Buffers that will be available on the Index Strategy Start Date for each Index Strategy. We set the Buffers at our sole discretion. We consider various factors in declaring Buffers, including our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions, and competitive factors.
The Annuity offers Index Strategies with 5%, 10%, 15%, 20% and 30% and 100% Buffers. The Buffer for an Index Strategy will not change during an Index Strategy Term.
The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.

Before selecting an Index Strategy for investment, you should consider in consultation with your Financial Professional which Buffer may be appropriate for you. You and your Financial Professional may want to discuss and consider your risk tolerance, investment time horizon, and financial goals. In general, assuming the same Index and Index Strategy Term length, an Index Strategy that provides more protection from Index losses will generally tend to have less potential for Index gains. Conversely, assuming the same Index and Index Strategy Term length, an Index Strategy that provides less protection from Index losses will generally tend have more potential for Index gains.
Examples
The following examples illustrate how we calculate and credit Index Credit, assuming hypothetical negative Index Returns and a hypothetical Buffer. The examples assume no withdrawals.
Index Strategy = 1-Year Point-to-Point with Cap and a 10% Buffer
Index Strategy Base at Index Strategy Start Date = $102,000
Index Strategy Base at Index Strategy End Date before Index Credit = $100,000*
*Assumes a reduction in the Index Strategy Base of $2,000 since the Index Strategy Start Date due to the daily deduction of Benefit charges and the impact of Interim Value adjustments. Reductions to your Index Strategy Base due to the deduction of Benefit charges could be higher or lower than assumed in this example and will depend on factors such as your Index Strategy Base, the dollar amount of Benefit charges, and the corresponding Interim Value adjustments.

1.	Negative Index Return in excess of the Buffer Index Return = -15% Index Credit = -5% Index Strategy Base upon Index Strategy End Date after Index Credit = $95,000 ($100,000 - $5,000)

Because the Buffer protects the first 10% of the loss, the Index Strategy only experiences a 5% loss (-15% Index Return + 10% Buffer = -5% Loss) or $100,000*-5.00% = -$5,000. The Account Value in the Index Strategy after the Index Credit would be $95,000, less the Benefit charge due on the Index Strategy End Date.

2.	Negative Index Return within the Buffer Index Return = -5% Index Credit = 0% Index Strategy Base upon Index Strategy End Date after Index Credit = $100,000 ($100,000 - $0)

Because the Buffer protects against the first 10% of the loss, the Index Strategy experiences no loss of Account Value due to negative Index performance because the negative Index Return was less than the 10% Buffer. The Account Value in the Index Strategy after the Index Credit would be $100,000, less the Benefit charge due on the Index Strategy End Date.

Limits on Index Gains
An Index Strategy may limit the positive Index Return used in calculating Index Credit that may be applied to an Index Strategy at the end of an Index Strategy Term. The calculation of Index Credit for positive Index Returns differs for Point-to-Point with Cap Index Strategies, Enhanced Cap Rate Index Strategies, Step Rate Plus Index Strategies, Tiered Participation Rate Strategies and Dual Directional Index Strategies, as described further below.
For the Index Strategies that are available for investment, the Cap Rates, Spreads, Step Rates, Participation Rates, and Tier Levels, as applicable, that we are currently offering for new Strategy Terms are available at the following website address: www.prudential.com/flexguard-income-rates. The Cap Rates, Spreads, Step Rates, Participation Rates, and Tier Levels posted on that website address are incorporated by reference into this prospectus.
Before selecting an Index Strategy for investment, you should consider in consultation with your Financial Professional whether an Index Strategy’s limit on Index gains may be appropriate for you. You and your Financial Professional may want to discuss and consider your risk tolerance, investment time horizon, and financial goals. In general, assuming the same Index and Index Strategy Term length, an Index Strategy that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Index Strategy Term length, an Index Strategy that provides more potential for Index gains will generally tend to have less protection from Index losses.
Point-To-Point With Cap Index Strategy
For a Point-to-Point with Cap Index Strategy, the Cap Rate may limit the positive Index Return used in calculating the Index Credit that may be applied at the end of an Index Strategy Term. The Cap Rate is the maximum rate that may be credited to an Index Strategy for any given Index Strategy Term. If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is positive, but less than the Cap Rate, the Index Credit is equal to the Index Return.
For example, assume a Cap Rate of 8%. If the Index Return is 10% (which is greater than the Cap Rate), we will apply an 8% Index Credit at the end of the Index Strategy Term, meaning you will experience an 8% gain. If the Index Return is 5% (which is less than the Cap Rate), we will apply a 5% Index Credit at the end of the Index Strategy Term, meaning you will experience a 5% gain. Please see below for more detailed examples.
If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
The Point-to-Point with Cap Index Strategy is available in 1, 3, and 6-year Terms in the Savings Stage of the Benefit, and 1-year Terms only in the Income Stage of the Benefit.

A different Cap Rate may be declared for different Indices, Buffers and Index Strategy Terms. We set the Cap Rates at our sole discretion, subject to the Guaranteed Minimum Cap Rate. We consider various factors in declaring Caps, including our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions, and competitive factors.
For Index Strategies with Cap Rate, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term, 5% for a three-year Index Strategy Term and 10% for a six-year Index Strategy Term.
The initial Cap Rate applies to the initial Index Strategy Term. We will declare a Cap Rate for each subsequent Index Strategy Term. In some cases, we may declare a Cap Rate for an Index Strategy as “uncapped” in which case the maximum Index Credit you may receive is equal to the Index Return, subject to the Buffer.
Subsequent Cap Rates may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Subsequent Cap Rates may differ from the Cap Rates used for new contracts or for other contracts issued at different times. We will determine new Cap Rates on a basis that does not discriminate unfairly within any class of contracts. The Cap Rate will not change during an Index Strategy Term.
Examples
The following examples illustrate how we calculate and credit Index Credit, assuming hypothetical Index Returns and a hypothetical Cap and Buffer. The examples assume no withdrawals.
Index Strategy = 1-Year Point-to-Point with Cap and a 10% Buffer
Cap = 12%
Index Strategy Base at Index Strategy Start Date = $102,000
Index Strategy Base at Index Strategy End Date before Index Credit = $100,000*
*Assumes a reduction in the Index Strategy Base of $2,000 since the Index Strategy Start Date due to the daily deduction of Benefit charges and the impact of Interim Value adjustments. Reductions to your Index Strategy Base due to the deduction of Benefit charges could be higher or lower than assumed in this example and will depend on factors such as your Index Strategy Base, the dollar amount of Benefit charges, and the corresponding Interim Value adjustments.

●	Upside potential equals 100% of the Index Return up to a Cap of 12%

○
Example 1: if the Index increased by 4%, an amount that is less than the Cap, the Index Credit would be 4%. The Account Value in the Index Strategy after the Index Credit would be $104,000, less the Benefit charge due on the Index Strategy End Date.

○
Example 2: if the Index increased by 20%, which is greater than the Cap, the Index Credit would be 12%, which is equal to the Cap Rate. The Account Value in the Index Strategy after the Index Credit would be $112,000, less the Benefit charge due on the Index Strategy End Date.

●	Partial downside protection is provided through the Buffer where Index losses within the Buffer are protected. Index losses that exceed the Buffer will result in a loss of Account Value.

○
Example 1: if the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 0%, with no loss of Account Value. The Account Value in the Index Strategy after the Index Credit would be $100,000, less the Benefit charge due on the Index Strategy End Date.

○
Example 2: if the Index decreased by 12%, which is greater than the 10% Buffer, there would be a loss of Account Value because the Index Credit would be -2%. The Account Value in the Index Strategy after the Index Credit would be $98,000, less the Benefit charge due on the Index Strategy End Date.

Enhanced Cap Rate Index Strategy (Available for Annuities with an Application Sign Date on or after July 1, 2024)
For an Enhanced Cap Rate Index Strategy, the Cap Rate and Spread may limit any positive Index Return used in calculating the Index Credit that may be applied at the end of an Index Strategy Term. Deducting a Spread allows for higher Cap Rates than the Point-to-Point with Cap Index Strategy. A higher Cap Rate does not guarantee you will receive a higher Index Credit, because interest crediting for the Enhanced Cap Rate Index Strategy depends on the applicable Cap Rate, Spread and Index Return. There is no guarantee that the Enhanced Cap Rate Index Strategy will outperform any other available Index Strategy and may under perform available Index Strategies due to the application of the Spread.
If the Index Return is positive and greater than or equal to the Cap Rate plus the Spread, the Index Credit is equal to the Cap Rate. If the Index Return is positive and greater than the Spread, but less than the Cap Rate plus the Spread, the Index Credit is equal to the Index Return minus the Spread. If the Index Return is greater than or equal to zero, and less than or equal to the Spread, the Index Credit is zero.
For example, assume the Spread is 2% and the Cap Rate is 15%. If the Index Return is 18% (which is greater than the Cap Rate plus the Spread), we will apply a 15% Index Credit at the end of the Index Strategy Term, meaning you will experience a 15% gain. If the Index Return is instead 10% (which is less than the Cap Rate plus the Spread), we will deduct the Spread from the Index Return. We will apply an 8% Index Credit at the end of the Index Strategy Term, meaning you will experience an 8% gain. If the Index Return is instead 1% (which is greater than zero but less than the Spread), the Index Credit would be 0%, meaning that you would not experience a gain or a loss.
The Spread does not apply when Index Return is zero or negative. If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.

The Enhanced Cap Rate Index Strategy is available in the 1-year Terms in the Savings Stage and Income Stage of the Benefit.
A different Cap Rate and Spread may be declared for different Indices, Buffers, and Index Strategy Terms. Multiple Spread options with different Cap Rates may be offered with the same level of Buffer. For example, both the 2% (Spread A) and 3% (Spread B) options are available with a 10% Buffer. We set the Cap Rates and Spreads at our sole discretion, subject to the Guaranteed Minimum Cap Rate and Guaranteed Maximum Spread. We consider various factors in declaring Cap Rates and Spreads, including our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions, and competitive factors.
For Enhanced Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 1% and the Guaranteed Maximum Spread equals 3% for a one-year Index Strategy Term.
The initial Cap Rate and Spread applies to the initial Index Strategy Term. We will declare a Cap Rate and Spread for each subsequent Index Strategy Term. In some cases, we may declare a Cap Rate for an Index Strategy as “uncapped” in which case the maximum Index Credit you may receive is equal to the Index Return minus the Spread.
Subsequent Cap Rates and/or Spreads may be higher or lower than the initial Cap Rate and/or Spread but will never be less than the Guaranteed Minimum Cap Rate or greater than the Guaranteed Maximum Spread. Subsequent Cap Rates and/or Spreads may differ from the Cap Rates and/or Spreads used for new contracts or for other contracts issued at different times. We will determine new Cap Rates and Spreads on a basis that does not discriminate unfairly within any class of contracts. The Guaranteed Minimum Cap Rate may vary by Index Strategy Term.
We will not offer the Enhanced Cap Rate Strategy where the Spread exceeds the Cap Rate.
Examples
The following examples illustrate how we calculate and credit Index Credit, assuming hypothetical Index Returns and a hypothetical Cap, Spread and Buffer. The examples assume no withdrawals.
Index Strategy = 1-year Enhanced Cap Rate Index Strategy and a 10% Buffer
Cap = 17%
Spread 2%
Index Strategy Base at Index Strategy Start Date = $102,000
Index Strategy Base at Index Strategy End Date before Index Credit = $100,000*
*Assumes a reduction in the Index Strategy Base of $2,000 since the Index Strategy Start Date due to the daily deduction of Benefit charges and the impact of Interim Value adjustments. Reductions to your Index Strategy Base due to the deduction of Benefit charges could be higher or lower than assumed in this example and will depend on factors such as your Index Strategy Base, the dollar amount of Benefit charges, and the corresponding Interim Value adjustments.

●	Upside potential equals 100% of the Index Return minus 2% Spread up to a Cap of 17%

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Example 1: if the Index increased by 20%, which is greater than the Cap plus Spread, the Index Credit would be 17%, which is equal to the Cap Rate. The Account Value in the Index Strategy after the Index Credit would be $117,000, less the Benefit charge due on the Index Strategy End Date.

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Example 2: if the Index increased by 10%, an amount that is less than the Cap plus Spread, the Index Credit would be the Index Return minus the 2% Spread which is 8%. The Account Value in the Index Strategy after the Index Credit would be $108,000, less the Benefit charge due on the Index Strategy End Date.

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Example 3: If the Index increased by 1%, an amount that is greater than zero but less than the Spread, the Index Credit would be 0%. The Account Value in the Index Strategy after the Index Credit would be $100,000, less the Benefit charge due on the Index Strategy End Date.

●	Partial downside protection is provided through the Buffer where Index losses within the Buffer are protected. Index losses that exceed the Buffer will result in a loss of Account Value.

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Example 1: if the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 0%, with no loss of Account Value. The Account Value in the Index Strategy after the Index Credit would be $100,000, less the Benefit charge due on the Index Strategy End Date.

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Example 2: if the Index decreased by 12%, which is greater than the 10% Buffer, there would be a loss of Account Value because the Index Credit would be -2%. The Account Value in the Index Strategy after the Index Credit would be $98,000, less the Benefit charge due on the Index Strategy End Date.

Step Rate Plus Index Strategy
For a Step Rate Plus Index Strategy, the Step Rate and Participation Rate may limit the positive Index Return used in calculating the Index Credit that may be applied at the end of an Index Strategy Term. If the Index Return is between zero (including zero) and the declared Step Rate, then the Index Credit is equal to the Step Rate. If the Index Return is greater than the Step Rate, the Index Credit is equal to the greater of the Index Return multiplied by the Participation Rate or the Step Rate.

For example, assume the Step Rate is 4% and the Participation Rate is 60%. If the Index Return is 5%, we will apply the Step Rate to calculate the Index Credit because the Step Rate (4%) is greater than the Index Return multiplied by the Participation Rate (5% x 60% = 3%). The Index Credit at the end of the Index Strategy Term will be 4%, meaning you will experience a 4% gain. Alternatively, assume the Index Return is 10%. In that case, we will apply the Participation Rate rather than the Step Rate because the Index Return multiplied by the Participation Rate (10% x 60% = 6%) will be greater than the Step Rate (4%). The Index Credit at the end of the Index Strategy Term will be 6%, meaning you will experience a 6% gain. Please see below for more detailed examples.
The Step Rate is the declared rate that will be credited to an Index Strategy for any given Index Strategy Term if the Index Return is between zero (including zero) and the declared Step Rate. When the Index Return is zero or positive, the Step Rate is the minimum amount of Index Credit that would be applied. The Participation Rate used in the Step Rate Plus Index Strategy is the percentage of an Index Return that may be credited if the Index Return exceeds the Step Rate. A Participation Rate only applies when the Index Return is positive and greater than the Step Rate. There is no maximum amount of Index Credit with the Step Rate Plus Index Strategy, but your Index gains may be limited by either the Step Rate or the Participation Rate.
If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer. See “Limits on Index Losses: Buffer” above.
The Step Rate Plus Index Strategy is available in the 1-year Terms in the Savings Stage and Income Stage of the Benefit. Step Rate Plus Index Strategies with 5% Buffers are not available in the State of Pennsylvania. See Appendix C.
A different Step Rate and Participation Rate may be declared for different Indices, Buffers, and Index Strategy Terms. We set the Step Rates and Participation Rates at our sole discretion, subject to the Guaranteed Minimum Step Rate and Guaranteed Minimum Participation Rate. We consider various factors in declaring Step Rates and Participation Rates, including our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions, and competitive factors.
For Step Rate Plus Index Strategies, the Guaranteed Minimum Step Rate equals 1% and the Guaranteed Minimum Participation Rate equals 60%.
The initial Step Rate and Participation Rate applies to the initial Index Strategy Term. We will declare new Step Rate and Participation Rate for each subsequent Index Strategy Term. Subsequent Step Rates and Participation Rates may be higher or lower than the initial Step Rate and Participation Rate but will never be less than the Guaranteed Minimum Step Rate and Guaranteed Minimum Participation Rate. Subsequent Step Rates and Participation Rates may differ from the Step Rates and Participation Rates used for new contracts or for other contracts issued at different times. We will determine new Step Rates and Participation Rates on a basis that does not discriminate unfairly within any class of contracts. The Step Rate and Participation Rate will not change during an Index Strategy Term.
Examples
The following examples illustrate how we calculate and credit Index Credit, assuming hypothetical Index Returns and a hypothetical Step Rate, Participation Rate, and Buffer. The examples assume no withdrawals.
Index Strategy = 1-Year Step Rate Plus with a 5% Buffer
Step Rate = 6%
Participation Rate = 90%
Index Strategy Base at Index Strategy Start Date = $102,000
Index Strategy Base at Index Strategy End Date before Index Credit = $100,000*
*Assumes a reduction in the Index Strategy Base of $2,000 since the Index Strategy Start Date due to the daily deduction of Benefit charges and the impact of Interim Value adjustments. Reductions to your Index Strategy Base due to the deduction of Benefit charges could be higher or lower than assumed in this example and will depend on factors such as your Index Strategy Base, the dollar amount of Benefit charges, and the corresponding Interim Value adjustments.

●
Upside potential equals the Step Rate if the Index Return is between zero (including zero) and the declared Step Rate. If the Index Return is greater than the Step Rate, the Index Credit is equal to the greater of the Index Return multiplied by the Participation Rate or the Step Rate.

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Example 1: if the Index increased by 4%, an amount that is less than the Step Rate, the Index Credit would be 6% (the Step Rate). The Account Value in the Index Strategy after the Index Credit would be $106,000, less the Benefit charge due on the Index Strategy End Date.

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Example 2: if the Index increased by 20%, which is greater than the Step Rate, the Index Credit would be the greater of 90% (the Participation Rate) of 20%, which is 18% or the Step Rate. In this Example, the Index Credit would be 18% as it is the greater value. The Account Value in the Index Strategy after the Index Credit would be $118,000, less the Benefit charge due on the Index Strategy End Date.

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Example 3: if the Index increased by 6.50%, which is greater than the Step Rate, the Index Credit would be the greater of 90% (the Participation Rate) of 6.50%, which is 5.85% or the Step Rate. In this Example, the Index Credit would be the Step Rate of 6% as it is the greater value. The Account Value in the Index Strategy after the Index Credit would be $106,000, less the Benefit charge due on the Index Strategy End Date.

●	Partial downside is provided through the Buffer where Index losses within the Buffer are protected. Index losses that exceed the Buffer will result in a loss of Account Value.

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Example 1: if the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 0%, with no loss of Account Value. The Account Value in the Index Strategy after the Index Credit would be $100,000, less the Benefit charge due on the Index Strategy End Date.

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Example 2: if the Index decreased by 12%, which is greater than the 5% Buffer, there would be a loss of Account Value because the Index Credit would be -7%. The Account Value in the Index Strategy after the Index Credit would be $93,000, less the Benefit charge due on the Index Strategy End Date.

Tiered Participation Rate Index Strategy
The Participation Rate is the percentage of an Index Return that may be credited to an Index Strategy for any given Index Strategy Term. We will declare a 1st Tier Participation Rate, 2nd Tier Participation Rate, and a Tier Level at the start of each Index Strategy Term. The 1st Tier Participation Rate is used to calculate the Index Credit associated with any Index Return less than or equal to the declared Tier Level. The 2nd Tier Participation Rate is used to calculate the Index Credit associated with any Index Return greater than the declared Tier Level.
For example, assume the 1st Tier Participation Rate is 100%, the 2nd Tier Participation Rate is 120%, and the Tier Level is 10%. If the Index Return is 10%, we will apply the 1st Tier Participation Rate to the entire Index Return. The 2nd Tier Participation Rate will not apply to any portion of the Index Return because the Index Return is lower than the Tier Level. The Index Credit at the end of the Index Strategy Term will be 10% (10% x 100%), meaning you will experience a 10% gain. Alternatively, assume the Index Return is 15%. In that case, we will apply the 1st Tier Participation Rate to the first 10% of Index Return and the 2nd Tier Participation Rate to the remaining 5% of Index Return. The Index Credit at the end of the Index Strategy Term will be 16% ((10% x 100%) + (5% x 120%)), meaning you will experience a 16% gain. Please see below for more detailed examples.
If the Index Return is between zero and the declared Tier Level, then the Index Credit is equal to the Index Return multiplied by the Participation Rate for the 1st tier. If the Index Return is greater than or equal to the declared Tier Level, the Index Credit is the sum of the Tier Level Index Return multiplied by the Participation Rate for the 1st tier and the remaining Index Return multiplied by the Participation Rate for the 2nd tier. Participation Rates only apply when the Index Return is positive. There is no maximum amount of Index Credit with a Tiered Participation Rate Index Strategy.
If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer. See “Limits on Index Losses: Buffer” above.
The Tiered Participation Rate Index Strategy is only available during the Savings Stage of the Benefit. The Tiered Participation Rate Index Strategies with 5% Buffers are not available in the State of Pennsylvania. See Appendix C.
A different Participation Rate and Tier Level may be declared for different Indices, Buffers, and Index Strategy Terms. We set the Participation Rates and Tier Levels at our sole discretion, subject to the Guaranteed Minimum Participation Rate and Guaranteed Maximum Tier Level. We consider various factors in declaring Participation Rates and Tier Levels, including our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions, and competitive factors.
For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.
The initial Participation Rates and Tier Levels apply to the initial Index Strategy Term. We will declare new Participation Rates and Tier Levels for each subsequent Index Strategy Term. Subsequent Participation Rates may be higher or lower than the initial Participation Rates but will never be less than the Guaranteed Minimum Participation Rate. Subsequent Tier Levels may be higher or lower than the initial Tier Level but will never exceed the Guaranteed Maximum Tier Level. Subsequent Participation Rates and Tier Levels may differ from the Participation Rates and Tier Levels used for new contracts or for other contracts issued at different times. We will determine new Participation Rates and Tier Levels on a basis that does not discriminate unfairly within any class of contracts. The Participation Rate and Tier Level will not change during an Index Strategy Term.
Examples
The following examples illustrate how we calculate and credit Index Credit, assuming hypothetical Index Returns and hypothetical Participation Rates, Tier Level, and Buffer. The examples assume no withdrawals.
Index Strategy = 6-Year Point-to-Point with Tiered Participation Rate and a 10% Buffer
1st Tier Participation Rate = 100%
2nd Tier Participation Rate = 140%
Tier Level = 30%
Index Strategy Base at Index Strategy Start Date = $102,000
Index Strategy Base at Index Strategy End Date before Index Credit = $100,000*
*Assumes a reduction in the Index Strategy Base of $2,000 since the Index Strategy Start Date due to the daily deduction of Benefit charges and the impact of Interim Value adjustments. Reductions to your Index Strategy Base due to the deduction of Benefit charges could be higher or lower than assumed in this example and will depend on factors such as your Index Strategy Base, the dollar amount of Benefit charges, and the corresponding Interim Value adjustments.

●	Upside potential equals the Index Return multiplied by the Participation Rate(s) based on the Tier Level of 30%.

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Example 1: if the Index increased by 28%, which is less than the Tier Level, the Index Credit would be 100% of the 28% increase, which would be 28%. The Account Value in the Index Strategy after the Index Credit would be $128,000, less the Benefit charge due on the Index Strategy End Date.

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Example 2: if the Index increased by 68%, which is above the Tier Level, the Index Credit would be 100% of the first 30% increase plus 140% of the remaining 38% increase, which equals 83.2%. The Account Value in the Index Strategy after the Index Credit would be $183,200, less the Benefit charge due on the Index Strategy End Date.

●	Partial downside protection is provided through the Buffer where index losses within the Buffer are protected. Index losses that exceed the Buffer will result in a loss of Account Value.

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Example 1: if the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 0%, with no loss of Account Value. The Account Value in the Index Strategy after the Index Credit would be $100,000, less the Benefit charge due on the Index Strategy End Date.

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Example 2: if the Index decreased by 12%, which is greater than the 10% Buffer, there would be a loss of Account Value because the Index Credit would be -2%. The Account Value in the Index Strategy after the Index Credit would be $98,000, less the Benefit charge due on the Index Strategy End Date.

Dual Directional Index Strategy
For a Dual Directional Index Strategy, the Cap Rate may limit the positive Index Return used in calculating the Index Credit that may be applied at the end of an Index Strategy Term. The Cap Rate is the maximum rate that may be credited to an Index Strategy for any given Index Strategy Term if the Index Return is positive. The Dual Directional Index Strategy provides an Index Credit equal to the Index Return up to a Cap Rate when the Index Return is positive and an Index Credit equal to the absolute value of the Index Return, not limited by a Cap Rate, when the Index Return is negative and equal to or within the Buffer. The absolute value of the Index Return is the value without regard to the mathematical sign (positive or negative) of the Index Return. Otherwise, if the Index Return is negative and exceeds the Buffer, then the Index Credit will be negative and equal to the Index Return in excess of the Buffer.
If the Index Return is positive and equal to or greater than the Cap Rate, then the Index Credit is equal to the Cap Rate. If the Index Return is zero or positive, but less than the Cap Rate, the Index Credit is equal to the Index Return. For example, assuming a Cap Rate of 4% and an Index Return of 8% (which is greater than the Cap Rate), we will apply a 4% Index Credit at the end of the Index Strategy Term, meaning you will experience a 4% gain. If the Index Return is negative and equal to or within the Buffer, the Index Credit will be positive and equal to the absolute value of the Index Return. For example, assuming a 10% Buffer and an Index Return of negative 8% (which is within the 10% Buffer), we will apply a positive 8% Index Credit at the end of the Index Strategy Term, meaning you will experience an 8% gain. If the Index Return is instead a negative 12% (which exceeds the 10% Buffer), we will apply a negative 2% Index Credit at the end of the Index Strategy Term, meaning you will experience a 2% loss.
The Dual Directional Index Strategy is available in 1 and 6-year Terms.
The Cap Rate may vary by Index, Index Strategy Term and Buffer. We set the Cap Rates at our sole discretion, subject to the Guaranteed Minimum Cap Rate. We consider various factors in declaring Caps, including our hedging costs and techniques, administrative expenses, regulatory and tax requirements, market conditions, and competitive factors.

For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term and 10% for a six-year Index Strategy Term.
The initial Cap Rate applies to the initial Index Strategy Term. We will declare a Cap Rate for each subsequent Index Strategy Term. In some cases, we may declare a Cap Rate for an Index Strategy as “uncapped” in which case the maximum Index Credit you may receive is equal to the Index Return, subject to the Buffer.
Subsequent Cap Rates may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Subsequent Cap Rates may differ from the Cap Rates used for new contracts or for other contracts issued at different times. We will determine new Cap Rates on a basis that does not discriminate unfairly within any class of contracts. The Cap Rate will not change during an Index Strategy Term.
Examples
The following examples illustrate how we calculate and credit Index Credit, assuming hypothetical Index Returns and a hypothetical Cap and Buffer. The examples assume no withdrawals.
Index Strategy = 1-Year Dual Directional with a 10% Buffer
Cap = 7%
Index Strategy Base at Index Strategy Start Date = $102,000
Index Strategy Base at Index Strategy End Date before Index Credit = $100,000*
*Assumes a reduction in the Index Strategy Base of $2,000 since the Index Strategy Start Date due to the daily deduction of Benefit charges and the impact of Interim Value adjustments. Reductions to your Index Strategy Base due to the deduction of Benefit charges could be higher or lower than assumed in this example and will depend on factors such as your Index Strategy Base, the dollar amount of Benefit charges, and the corresponding Interim Value adjustments.

●	Upside Potential: If the Index Return is positive: the Index Credit is equal to the Index Return up to the Cap Rate.

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Example 1: If the Index increased by 6%, which is less than the Cap Rate, the Index Credit would be 6%. The Account Value in the Index Strategy after the Index Credit would be $106,000, less the Benefit charge due on the Index Strategy End Date.

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Example 2: If the Index increased by 9%, which is greater than the Cap Rate, the Index Credit would be 7%, which is equal to the Cap Rate. The Account Value in the Index Strategy after the Index Credit would be $107,000, less the Benefit charge due on the Index Strategy End Date.

●	Growth Potential with Negative Index Return: If the Index Return is negative and within or equal to the Buffer: the absolute value of the Index Return will be used for the Index Credit.

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Example 1: If the Index decreased by 4%, an amount within the Buffer, the Index Credit would be 4%. The Account Value in the Index Strategy after the Index Credit would be $104,000, less the Benefit charge due on the Index Strategy End Date.

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Example 2: If the Index decreased by 10%, an amount equal to the Buffer, the Index Credit would be 10%. The Account Value in the Index Strategy after the Index Credit would be $110,000, less the Benefit charge due on the Index Strategy End Date.

●	Partial Downside Protection: If the Index Return is negative and exceeds the Buffer: Index losses that exceed the Buffer will result in a loss of Account Value.

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Example: If the Index decreased by 12%, which is greater than the 10% Buffer, the Index Credit would be -2%. The Account Value in the Index Strategy after the Index Credit would be $98,000, less the Benefit charge due on the Index Strategy End Date.

During the Income Stage of the Benefit, only the 1-year Point-to-Point with Cap Index Strategies, 1-year Dual Directional Index Strategies, 1-year Step Rate Plus Index Strategies and 1-year Enhanced Cap Rate* Index Strategies are available.
*Enhanced Cap Rate Index Strategies are only available on annuities with an Application Sign Date on or after July 1, 2024.
For more information about the Index Strategies, please refer to Appendix A.
Maturity
On each Index Anniversary Date, you may reallocate Account Value allocated to the Variable Option and any Index Strategy(ies) that has reached an Index Strategy End Date into any available Index Strategy. Additionally, for Index Strategy(ies) where a Performance Lock has occurred, transfers to new Index Strategy(ies) may also occur on any Index Anniversary Date. We will notify you in advance of any Index Anniversary Date. Upon receipt of your instructions in Good Order for reallocation of the Account Value to or from an Index Strategy, we will process the reallocation on the Index Anniversary Date. You will be able to make reallocation selections via mail, phone, through online access or any other media that we make available. The minimum required amount allocated to any Index Strategy is $2,000. The minimum required amount allocated to the Variable Option is $20.
Please see “Transfer and Reallocation Guidelines” for more information on how you may provide instructions on reallocating Account Value at the end of an Index Strategy Term, as well as the default reallocation in the absence of such instructions.
Variable Options
The PSF PGIM Government Money Market Portfolio – Class III is currently the only Variable Option available under the Annuity. Account Value allocated to the Variable Option will vary based on the investment experience of the Portfolio in which the Variable Option invests. There is a risk of loss of the entire amount invested.
Please refer to Appendix A for certain information regarding the Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.), (iii) its investment advisor and any sub-advisor, (iv) current expenses, and (v) performance. There is no guarantee that the underlying Portfolio will meet its investment objective. The Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectus for the Portfolio can be found online at www.prudential.com/regdocs/PLAZ-FLEXGUARD-INC-USP. You can also request this information at no cost by calling 1-888-PRU-2888.
The underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolio are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Variable Option invests. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Variable Option. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Variable Option. Owners have the right to vote an amount equal to the number of shares attributable to their Annuity. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within the Registered Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available variable investment options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Portfolios associated with the available variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Variable Option whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Similar Funds
The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Variable Options under variable annuity contracts and variable life insurance policies are managed by the same advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Variable Option.
Material Conflicts
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

1.	changes in state insurance law;

2.	changes in federal income tax law;

3.	changes in the investment management of any variable investment options; or

4.	differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.

Fees and Payments Received by Us
As detailed below, we and our affiliates may receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisors and subadvisors. Because these fees and payments would be made to us and our affiliates, allocations you make to the underlying Portfolios would benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us.
We may receive Rule 12b-1 fees which compensate us and our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services. These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We may also receive administrative services payments from the Portfolios or the advisors of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an advisor or subadvisor of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, subadvisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor’s, subadvisor’s or distributor’s participation. These payments or reimbursements may not be offered by all advisors, subadvisors, or distributors and the amounts of such payments may vary between and among each advisor, subadvisor, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2025, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular advisor, subadvisor or distributor ranged from $125.19 to $275,000. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

CHARGES AND ADJUSTMENTS

The charges under the Annuity are designed to cover, in aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, we may make a profit on the Insurance Charge (as described in the “Insurance Charge” subsection of this section) if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under the Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Variable Option, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Variable Option, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Variable Option used to calculate your Account Value prior to the Annuity Date. There are no explicit charges for the Index Strategies. There is a charge for the Benefit.
Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. CDSCs are applied against the amount of Account Value being withdrawn. The appropriate percentage is multiplied by the amount of Account Value being withdrawn. The CDSC percentage varies with the number of years since Issue Date. The CDSC percentages are shown in the “Fee Table” section earlier in this prospectus.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available Free Withdrawal Amount is taken out first (see “Free Withdrawal Amounts”). If the Free Withdrawal Amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Account Value and subsequently from any other Account Value in the Annuity (such as gains), as described in the examples below.
EXAMPLE
These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Free Withdrawal Amount,” is not subject to the CDSC. The Free Withdrawal Amount is generally equal to 10% of the prior anniversary Account Value to be withdrawn and is described in more detail in “Free Withdrawal Amounts” in this prospectus.
For Annuities with an Application Sign Date on or before June 30, 2024:
The example assumes the Account Value is $100,000. The client is allowed $10,000 as the contract’s Free Withdrawal Amount in Annuity Year 4. If the client withdraws $15,000, the first $10,000 is not subject to a Surrender Charge, however the remaining $5,000 is. To determine the Surrender Charge, we would multiply the amount of the withdrawal that was greater than the Free Withdrawal Amount by the applicable Surrender Charge: $5,000 ×.05 = $250. Any additional withdrawals taken during that Annuity Year would also be subject to a Surrender Charge.
For Annuities with an Application Sign Date on or after July 1, 2024:
The example assumes the Account Value is $100,000. The client is allowed $10,000 as the contract’s Free Withdrawal Amount in Annuity Year 4. If the client withdraws $15,000, the first $10,000 is not subject to a Surrender Charge, however the remaining $5,000 is. To determine the Surrender Charge, we would multiply the amount of the withdrawal that was greater than the Free Withdrawal Amount by the applicable Surrender Charge: $5,000 ×.06 = $300. Any additional withdrawals taken during that Annuity Year would also be subject to a Surrender Charge.
CDSC is waived under the following circumstances, including but not limited to:

1.	Withdrawals equal to or less than the Annual Income Amount, even if the withdrawal exceeds the Free Withdrawal Amount available.

2.	The Free Withdrawal Amount – withdrawals equal to or less than the stated Free Withdrawal Amount.

3.	Required Minimum Distribution (RMD) – as calculated by us, even those taken during the first Annuity Year, and distributed through a program/process we support.

4.	Medically-Related Surrenders (MRS) – based on the Owner meeting the following conditions (or Annuitant if entity owned): a) fatally ill or b) confinement to a medical facility for 90 consecutive days following the Issue Date (State variations may apply).

○
We define a medical facility as a facility recognized as a hospital or a long-term care facility or that is a nursing home facility with a 24- hour RN or LPN who controls all prescribed medications and daily medical records.

○	We define fatal illness as a condition which death results in 2 years for 80% of diagnosed cases.

○	We allow for partial Medically Related Surrenders – we reserve the right in the contract to cap at a cumulative maximum of $500K per life, though this is not currently enforced.

○	There is no cap on total Payments, i.e. the amount of Purchase Payments will not cause an Owner to be eligible for the waiver.

We will not discriminate unfairly between Annuity purchasers with respect to any CDSC waivers.
Tax Charge: Some states, municipalities, and other jurisdictions charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We currently deduct the Tax Charge from the Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of the Account Value. The Tax Charge currently ranges up to 3.5%. We reserve the right to deduct the Tax Charge from Purchase Payments when received or from Surrender Value upon surrender. “Surrender Value” refers to the Account Value less any applicable CDSC and any applicable Tax Charges. We may also assess a charge equal to any Company Taxes or other taxes which may be imposed against the Separate Accounts.
Company Taxes: We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charges you may pay under the Annuity. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Annuity, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charges you pay under the Annuity. We reserve the right to change these tax practices.
Insurance Charge: The Insurance Charge is charged daily based on the annualized rate shown in the “Fee Table” section for the amount of the Purchase Payment in your Annuity on each Valuation Day allocated to the Variable Option. On any Valuation Day, your Purchase Payment will equal the Purchase Payment prior to the application of any fees, charges, or Tax Charges applied to your Annuity less all withdrawals taken from your Annuity, which includes withdrawals you take from the Annuity as Required Minimum Distributions. Currently, we offer two levels of the Insurance Charge depending on whether your Purchase Payment is less than $1,000,000, or equal to or greater than $1,000,000. If your Purchase Payment is less than $1,000,000, you will pay a higher Insurance Charge than you would pay if your Purchase Payment was $1,000,000 or more.
The Insurance Charge is intended to compensate us for providing the insurance benefits under each Annuity and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge covers the mortality and expense risk and administration charges. Furthermore, the charge also compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, quarterly account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. The charge is not applicable to any allocations to the Index Strategy Options.
Charge for the Benefit: The charge for the Benefit is an annual charge based on the Account Value on the Index Anniversary Date after all Index Credits have been applied but before any withdrawals that occur on that date. The charge will not be considered a withdrawal for the Benefit. The charge on the Index Anniversary Date is deducted first from the Variable Option. Only when the Variable Option has been depleted will any remaining amount be deducted from the Index Strategies, also on a proportional basis. The charge cannot be self-directed. The charge will reduce the Index Strategy Base by the proportional reduction in the Interim Value on the day the charge is assessed.
The charge cannot be increased for any reason on an existing contract. The charge is assessed until the Benefit is terminated, we receive due proof of the death of the Owner/Annuitant, or the Contract moves into the Insured Income Stage.
Upon elective cancellation of the Benefit, elective Annuitization, or full surrender of the Contract, the charge will be pro-rated for the number of days elapsed since the last charge. A pro-rated charge will not apply when a death benefit is paid.
Interim Value Adjustments for Index Strategies
On each Valuation Day during the year, other than the Index Strategy Start Date and Index Strategy End Date, each Index Strategy is valued using an Interim Value. The Interim Value is used to calculate amounts available for withdrawal (including systematic withdrawals), surrender, transfer, Income, Excess Income, annuitization or payment of a death claim. The Interim Value also is used to determine how much the Index Strategy Base will be reduced after a transfer, withdrawal or Benefit charge.
This prospectus refers to the gain or loss reflected in an Interim Value, which fluctuates from day to day between the Index Strategy Start Date and Index Strategy End Date, as an Interim Value “adjustment.” Interim Value adjustments will impact your investment in an Index Strategy only when there is a transaction using an Interim Value, including the daily deduction of Benefit charges. A negative Interim Value adjustment will result in loss, and any such loss could be greater than the value withdrawn or otherwise removed from the Index Strategy and could result in loss beyond the Index Strategy’s Buffer (which only applies on the Index Strategy End Date). A negative Interim Value adjustment will reduce Account Value and Surrender Value and may reduce the Index-Linked Income Benefit and/or the death benefit, perhaps significantly. A negative Interim Value adjustment will result in loss even if the Index Value at the time the Interim Value is calculated is higher than the Index Value on the Index Strategy Start Date.

In extreme circumstances, the maximum potential loss resulting from a negative Interim Value adjustment is 100% of the amount invested in an Index Strategy.
Any applicable charges will be applied after the Interim Value is calculated. Interim Value adjustments do not apply to the Variable Option.
Interim Value adjustments are not a fee or charge that is provided in consideration for any specific Annuity features. Interim Value adjustments shift risk from us to Owners, protecting us from losses on our own investments supporting Index Strategy guarantees if amounts are withdrawn or otherwise removed from an Index Strategy prior to the end of an Index Strategy Term. There are no circumstances under which an Interim Value adjustment will be waived.
The Interim Value is included in the Account Value and Surrender Value to reflect the amount in the applicable Index Strategy prior to the Index Strategy End Date. The Interim Value is calculated using a formula. Several factors may cause a positive or negative Interim Value adjustment, including the current price of the underlying Index, the time remaining until the Index Strategy End Date, and the current value of the investments we have made to fund our obligations under the Index Strategy (which may be impacted by external factors such as changes in the interest rate environment and market volatility). The Interim Value is an estimate of the current value of fixed income and derivative instruments we could purchase to assure our ability to meet our obligations to the Owner at an Index Strategy End Date.
For additional information about Interim Values, including detailed examples illustrating the operation of an Interim Value adjustment, see “Interim Value Adjustment” in the Statement of Additional Information.
In addition to an Interim Value adjustment, when amounts are partially removed from an Index Strategy prior to the Index Strategy End Date, there will be an immediate reduction to your Index Strategy Base in a proportion equal to the reduction in your Interim Value. The proportional reduction could be larger than the dollar amount removed from the Index Strategy. Reductions to your Index Strategy Base will negatively impact your Interim Values for the remainder of the Index Strategy Term and will result in a lower Index Credit on the Index Strategy End Date. Once your Index Strategy Base is reduced, it will not increase for the remainder of the Index Strategy Term. Here are examples where the Index Strategy Base is less than the Interim Value and then exceeds the Interim Value:
The Interim Value assesses the fair value of the assets allocated to the Index Strategy (Index Strategy Base) plus the current value of the portfolio of options utilized to replicate the performance of these Index Strategies.
The Interim Value for the applicable Index Strategy is equal to (1) + (2) where:

(1) is the fair value of the Index Strategy Base on the Valuation Day the Interim Value is calculated.

(2) is the current value of replicating the portfolio of options

1. The fair value of the Index Strategy Base is meant to represent the market value of the investments supporting each Index Strategy.

The Market Value Index Rate will apply on a uniform basis for a class of Owners in the same Index Strategy and will be administered in a uniform and non-discriminatory manner.

The Market Value Index Rate is the Bloomberg U.S. Intermediate Credit Index rate. The Bloomberg U.S. Intermediate Credit Index is the rate for the maturity using a set duration. The duration is set to represent the duration of the investments supporting the Index Strategy and may not match the actual length of the Index Strategy.

If the Bloomberg U.S. Intermediate Credit Index yield is not published for a particular day, then we will use the yield on the next day it is published. If the Bloomberg U.S. Intermediate Credit Index yield is no longer published, or is discontinued, then we may substitute another suitable method for determining this component of the Market Value Index Rate.

2. Current value of the replicating portfolio of options – We utilize a fair market value methodology to value replicating the portfolio of options that support this product.

For each Index Strategy, we solely designate and value options, each of which is tied to the performance of the Index associated with the Index Strategy. We use derivatives to provide an estimate of the gain or loss on the Index Strategy Base that could occur at the end of the Index Strategy Term. This estimate also reflects the impact of the Cap Rate, Spread, Participation Rate, Tier Level, Step Rate and Buffer at the end of the Index Strategy Term as well as the estimated cost of exiting the replicating options prior to the Index Strategy End Date. The valuation of the options is based on standard methods for valuing derivatives and based on inputs from third party vendors. The methodology used to value these options is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Index Strategy type to Index Strategy type and may also change from day to day.

The current Interim Value for an Index Strategy may be obtained by contacting us toll-free at 1-888-PRU-2888. Please note that Interim Values fluctuate daily, and the current Interim Value quoted may differ from the actual Interim Value calculated at the time of an Interim Value adjustment.
For more information on the calculation of the interim value, please see the Statement of Additional Information.

Fees and Expenses Incurred by the Portfolios: The Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets and reflected daily by each Portfolio before it provides us with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in Appendix A to this prospectus and the prospectuses for the Portfolios located at www.prudential.com/regdocs/PLAZ-FLEXGUARD-INC-USP.
Charge for Additional Reports: We send any statements and reports required by applicable law or regulation to you at your last known address of record. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elect to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a Tax Charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies or reduce the portion of the Insurance Charge that is deducted as an administration charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
Under the selling agreements, cash compensation in the form of commissions is paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made. Commissions and other cash compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account(s).

GENERAL DESCRIPTION OF CONTRACTS

CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order which will be effective upon receipt at our Service Center. Note that special rules apply for Owner, Annuitant and Beneficiary designations under the Benefit. The built-in Benefit associated with the Annuity is an Index-linked variable income benefit, which allows you to receive your annual withdrawal amount over one lifetime (“Protected Life”), or over the Owner/Annuitant and their spouse’s lifetime (“Joint Protected Lives”). To maintain the Benefit, the Owner, Annuitant and Beneficiary designations must meet certain requirements and meet the minimum/maximum age requirements for the Benefit. See the “Index Linked Variable Income Benefit” section for information.
As of the Valuation Day we receive an ownership change, including an assignment, any systematic withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Center. Some of the changes we will not accept include, but are not limited to:

1.	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

2.	a new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency;

3.	a new Annuitant prior to the Annuity Date when the Owner is an entity;

4.	a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of Spousal Continuation;

5.	any permissible designation change if the change request is received at our Service Center after the Annuity Date;

6.	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

7.	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

If there is a change of Owner or Annuitant, the Latest Annuity Date will be based on the age of the oldest Owner or Annuitant once the change is made. The Annuity Date must: (a) be on or after the Earliest Annuity Date and on or before the new Latest Annuity Date; and (b) must be consistent with applicable laws and regulations at the time.
Unless designated as “irrevocable”, you may instruct us to change the Beneficiary. An irrevocable Beneficiary is one whose written consent is needed before you can change the Beneficiary or exercise certain other rights.
In general, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant, Joint Annuitant or Contingent Annuitant. We accept assignments of Non-qualified Annuities only.
An Owner may seek to transfer ownership of the Annuity, subject to the interest of any assignee or Beneficiary of record. We assume no responsibility for the validity or tax consequences of any change of ownership.
We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

1.	a company(ies) that issues or manages viatical or structured settlements;

2.	an institutional investment company;

3.	an Owner with no insurable relationship to the Annuitant, Joint Annuitant, or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

4.	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis and to the extent allowed by state law but are not obligated to process your request within any particular timeframe.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the Return of Purchase Payments Death Benefit will no longer apply to the new Owner or Annuitant and the amount of the Death Benefit will be equal to the Account Value on the date we receive Due Proof of Death unless otherwise specified in the “The Return of Purchase Payments Death Benefit” section of the prospectus.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract, unless you elect an alternative Beneficiary designation. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the Owner and the non-Owner ex-spouse. The non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new Owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Contingent Annuitant
Where the Annuity is held by a Custodial Account, an account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”) the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Death Benefit will be payable. If the Contingent Annuitant is the spouse, then the spouse may elect to receive the Death Benefit or continue the Annuity. If the Contingent Annuitant spouse elects to continue the Annuity, the Death Benefit payable will equal the Death Benefit described in the Spousal Continuation section of the Death Benefits section of this prospectus. See “Spousal Continuation of Annuity” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.
Joint Annuitant
Generally, if a Non-qualified Annuity is owned by an entity and the entity has named a Joint Annuitant, the Death Benefit will be payable upon the death of the first Annuitant. Unless we agree otherwise, the Annuity is only eligible to have a Joint Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); or (2) an entity described in Code Section 72(u)(1) (or any successor Code Section thereto).
TRANSFER AND REALLOCATION GUIDELINES – ANNUITIES WITH AN APPLICATION SIGN DATE ON OR AFTER DECEMBER 15, 2022
Transfers from the Index Strategy(ies) to the Variable Option are not permissible at any time during the life of the Annuity.
You may transfer Account Value between Variable Options we make available at any time, subject to the restrictions outlined below, as applicable. We currently only have one Variable Option available. On each Index Anniversary Date, you may reallocate Account Value allocated to Variable Option and any Index Strategy(ies) that has reached an Index Strategy End Date into any available Index Strategy. Additionally, for Index Strategy(ies) where a Performance Lock has occurred, transfers to new Index Strategy(ies) may also occur on any Index Anniversary Date.
During the Income Stage, you may only allocate to the 1-year Point-to-Point with Cap, 1-year Dual Directional, 1-year Step Rate Plus, and 1-year Enhanced Cap Rate* Index Strategies and may not allocate to any Variable Option.
For any Index Strategy(ies) where a Performance Lock has occurred, if you reallocate a portion of your Performance Lock Value on an Index Anniversary Date that is not an Index Strategy End Date, the remaining Performance Lock Value will be adjusted proportionally by a reduction in the Interim Value of the partial reallocation. If you reallocate your entire Performance Lock Value on an Index Anniversary Date that is not an Index Strategy End Date, we will transfer the entire Performance Lock Value and the resulting Index Strategy will become available for a new Performance Lock Request.
We will notify you in advance of any Index Anniversary Date. Upon receipt of your instructions in Good Order for reallocation of the Account Value to or from an Index Strategy, we will process the reallocation on the Index Anniversary Date. If we do not receive instructions from you in Good Order prior to the Index Anniversary Date, the Account Value in any Index Strategy that has reached the Index Strategy End Date will automatically be allocated to the same Index Strategy and Index Strategy Term without the Performance Lock. If the same Index Strategy is no longer available, or the Index Strategy Term goes beyond the Maximum Annuity Date, the Account Value in any Index Strategy that has reached the Index Strategy End Date will automatically be allocated to the Holding Account. If a Performance Lock was executed, the Performance Lock Value will remain in the Index Strategy (and will not fluctuate except for withdrawals, partial reallocations and Benefit charges) until we receive instructions in Good Order for reallocation of the Performance Lock Value to a new Index Strategy on a subsequent Index Anniversary Date or until the Index Strategy has reached the Index Strategy End Date.
You will be able to make reallocation selections via mail, phone, through online access or any other media that we make available.
The minimum required amount allocated to any Index Strategy is $2,000. The minimum required amount allocated to the Variable Option is $20.

*Enhanced Cap Rate Index Strategies are only available on annuities with an Application Sign Date on or after July 1, 2024.
The table below shows when transfers to or from the Variable Option and Index Strategies are permitted. The Interim Value rules do not apply to these transfers.

From Account	To Account	Any Time	Index Effective Date (includes subsequent Index Anniversary Dates)	Index Strategy End Date
Variable Option (including Holding Account)	Variable Option (including Holding Account)	X
Variable Option (including Holding Account)	Index Strategy		X	X
Index Strategy	Index Strategy			X*
*	If a Performance Lock has occurred, you can make a full transfer to a new Index Strategy on an Index Anniversary Date without the Interim Value applying.
Default Reallocations/Transfers
If you do not respond to the Reallocation Notice, any Index Strategy that has reached an Index Strategy End Date will automatically renew into the same Index Strategy. If the same Index Strategy is no longer available, the funds associated with the closed Index Strategy will be transferred to the Holding Account, where they may be allocated among the available Variable Options or into another Index Strategy on the next Index Anniversary Date. We currently only offer one Variable Option.
We reserve the right to stop offering any Index Strategy at any time.
TRANSFER AND REALLOCATION GUIDELINES – ANNUITIES WITH AN APPLICATION SIGN DATE PRIOR TO DECEMBER 15, 2022
You may transfer Account Value between Variable Options we make available at any time, subject to the restrictions outlined below, as applicable. We currently only have one Variable Option available. On each Index Anniversary Date, you may reallocate Account Value allocated to the Variable Option and any Index Strategy(ies) that has reached an Index Strategy End Date into any available Index Strategy.
During the Income Stage, you may only allocate to the 1-year Point-to-Point with Cap, 1-Year Dual Directional, and 1-year Step Rate Plus Index Strategies and may not allocate to any Variable Option.
You will receive a Reallocation Notice 30 days prior to each Index Anniversary Date. You must provide instructions for reallocation (by any method allowable) by the Index Anniversary Date. The reallocation will be processed on the Index Anniversary Date. You will be able to make reallocation selections via mail, phone, or through online access.
You may not reallocate to an Index Strategy where the Index Strategy End Date is after your Maximum Annuity Date. If there is less than one year until the Maximum Annuity Date, we will transfer that Account Value to the Holding Account using the Interim Value, if applicable.
The minimum required amount allocated to any Index Strategy is $2,000. The minimum required amount allocated to any Variable Option is $20.
You may transfer out of an Index Strategy before the Index Strategy End Date, but you will do so at the Interim Value of the Index Strategy. See “Interim Value of Index Strategies” for more information. The funds transferred from an Index Strategy before the Index Strategy End Date may only be transferred to Variable Option unless the reallocation occurs on an Index Anniversary Date. If you wish to transfer to another Index Strategy, after transferring to the Variable Option, you must wait until the next Index Anniversary Date.
The Interim Value rules do not apply in the following situations during the Savings Stage.

From Account	To Account	Any Time	Index Effective Date (includes subsequent Index Anniversary Dates)	Index Strategy End Date Only
Variable Option (including Holding Account)	Variable Option (including Holding Account)	X
Variable Option (including Holding Account)	Index Strategy		X	X
Index Strategy	Variable Option (including Holding Account)			X
Index Strategy	Index Strategy			X

Default Reallocations/Transfers
If you do not respond to the Reallocation Notice, any Index Strategy that has reached an Index Strategy End Date will automatically renew into the same Index Strategy. During the Saving Stage, if the same Index Strategy is no longer available, the amount will be transferred into the Holding Account, and the amount may be transferred among the available Variable Options at any time or into another Index Strategy on the next Index Anniversary Date. During the Income Stage, if the current Index Strategy is no longer available and we have no additional instructions, we will automatically transfer these amounts into the Index Strategy with, in order of priority, the shortest Term, the highest Buffer, and the lowest Cap Rate. You must provide instructions for reallocation by the Index Anniversary Date.
We reserve the right to stop offering any Index Strategy at any time.
Minimum Contract Value
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. We will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date. During the Insured Income State, if your Account Value is reduced to $0 (unless because of Excess Income), we will continue to pay the last calculated Annual Income Amount as a guaranteed payment. Guaranteed payments after the Account Value is reduced to $0 will be made from the General Account as annuity payments until the death of the Protected Life or remaining Protected Lives if income was being take on a Joint life basis.
Minimum Contract Value
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. We will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date. During the Insured Income State, if your Account Value is reduced to $0 (unless because of Excess Income), we will continue to pay the last calculated Annual Income Amount as a guaranteed payment. Guaranteed payments after the Account Value is reduced to $0 will be made from the General Account as annuity payments until the death of the Protected Life or remaining Protected Lives if income was being take on a Joint life basis.
RESTRICTIONS ON TRANSFERS BETWEEN VARIABLE OPTIONS - APPLICABLE TO ALL ANNUITIES
You may transfer Account Value between Variable Options we make available subject to the restrictions outlined below. We currently only have one Variable Option available. Transfers are not subject to taxation on any gain.
Frequent transfers among Variable Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

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With respect to each Variable Option (other than the Holding Account), we track amounts exceeding a certain dollar threshold that were transferred into the Variable Option. If you transfer such amount into a particular Variable Option, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Variable Option, then upon the Transfer Out, the former Variable Option becomes restricted (the “Restricted Variable Option”). Specifically, we will not permit subsequent transfers into the Restricted Variable Option for 90 calendar days after the Transfer Out if the Restricted Variable Option invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Variable Option invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs; (ii) do not count any transfer that solely involves the Holding Account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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We reserve the right to effect transfers on a delayed basis for all Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Variable Options on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by us as well as other insurance companies that have the same underlying mutual fund Portfolios available to them. Since some Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Variable Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund’s assets which may affect all Owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners (including an Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Variable Option investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Variable Option. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
PERFORMANCE LOCK
For Annuities with an Application Sign Date on or after December 15, 2022, and subject to state approval, you can capture the Performance Lock Value of an Index Strategy at the end of any Valuation Day during the Index Strategy Term through our Performance Lock feature. The Performance Lock is only available during the Savings Stage and is not available during the Income Stage.
We will use the Performance Lock Value at the end of the Valuation Day that we receive your Performance Lock Request. If you exercise a Performance Lock, you will no longer participate in the Index Strategy performance for the current Index Strategy Term and you may receive less than the full Index Credit, or less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date.
Only one Performance Lock may occur for any given Index Strategy during an Index Strategy Term. Performance Locks may not be applied retroactively and must be for the full amount of the Performance Lock Value. Performance Lock requests for less than the full amount of the Performance Lock Value are not permitted.
Once a Performance Lock has been executed it cannot be reversed and the Performance Lock Value will not fluctuate for the rest of the Index Strategy Term, with the exception of being reduced for withdrawals, Benefit charges, and reallocations to different Index Strategies that are for an amount less than the full Performance Lock Value (partial reallocations). The Performance Lock Value is reduced for any withdrawals, partial reallocations and Benefit charges that occur between an Index Strategy Start Date and Index Strategy End Date in the same proportion that the total withdrawal, partial reallocation or Benefit charge amount reduced the Interim Value. The Valuation Day on which the Performance Lock is executed is known as the Performance Lock Date.
Upon executing a Performance Lock, the Performance Lock Value will remain in the Index Strategy. You will be able to reallocate any portion of the Performance Lock Value to any available Index Strategy on the next Index Anniversary Date. For multi-year Index Strategy Terms, reallocation to a new Index Strategy is permitted on Index Anniversary Dates occurring prior to the Index Strategy End Date without being subject to the Interim Value. The Performance Lock Value is reduced for any withdrawals, partial reallocations and Benefit charges as outlined above. On the Index Strategy End Date, any remaining Performance Lock Value must be reallocated to a new Index Strategy or renewed to the same Index Strategy. Please see the “Transfer and Reallocation Guidelines” section for additional information.

A Performance Lock may be implemented in two ways, (1) a manual Performance Lock or (2) an automatic Performance Lock. We must receive a manual Performance Lock Request in Good Order before the end of the current Valuation Day to “lock” an Index Strategy on that day. Otherwise, the Performance Lock Date will occur on the next Valuation Date that your Request is in Good Order. For an automatic Performance Lock, you set a target date for the Performance Lock to take effect automatically. Targets are established as a percentage and reflect the change in the Performance Lock Value, known as the Performance Lock Value return. We calculate the Performance Lock Value return, and determine if a target is reached, by comparing the Performance Lock Value as of the close of business on the current Valuation Day to the Index Strategy Base. If the Performance Lock Value return is greater than or equal to the established target percentage, the automatic Performance Lock will be executed at the end of that same Valuation Day at the closing Performance Lock Value. You can change or cancel targets at any time before we execute a Performance Lock. Each Index Strategy’s targets automatically expire on the earlier of the Performance Lock Date or the last Valuation Day before the Index Strategy End Date. You can also cancel a target by requesting a manual Performance Lock before the target is reached. By setting targets you are authorizing us to automatically execute a Performance Lock at the end of the Valuation Day on the Performance Lock Date upon which the target is reached. You may establish and manage automatic Performance Lock targets by contacting us at our Service Center. Your Financial Professional, if authorized, can establish and manage the automatic Performance Lock targets through your account on our website.
For Point-to-Point with Cap, Enhanced Cap Rate and Tiered Participation Rate Index Strategies, automatic Performance Lock targets less than or equal to 0% are not permitted. Only upper, or positive, target percentages are allowed. Additionally, targets must be greater than your current Performance Lock Value return and be at least 0.25% less than the stated Cap Rate, if applicable. Automatic Performance Lock targets may not be established for Step Rate Plus Index Strategies, Dual Directional Index Strategies, or for any Index Strategy that has a 100% Buffer option. For automatic Performance Lock, setting a target close to the current Performance Lock Value return may cause a Performance Lock to occur soon after establishing.
We reserve the right to limit the use of the Performance Lock feature for certain Index Strategies. Additionally, we may discontinue the use of this feature for future Performance Lock requests at any time.
A Performance Lock can help eliminate doubt about future Index Strategy performance and potentially limit the impact of a negative Index Credit you would otherwise receive. The disadvantage of executing a Performance Lock is that the relevant Index Value could increase by the Index Strategy End Date, and you will not participate in that increase. In addition, if you execute a Performance Lock, you may receive less than the full protection of the Buffer, than you would have received if you waited for us to apply the Index Credit on the Index Strategy End Date.
Calculation of the Performance Lock Value
The Performance Lock Value calculation is the same for each Index Strategy.
For Annuities with an Issue Date before July 1, 2024 (excluding Pennsylvania):
Performance Lock Value is equal to [(1) + (2)], where:

1. is the fair value of the Index Strategy Base of an Index Strategy on the Valuation Day the Performance Lock Value is calculated. It is determined as (A – B), where:

A = the Index Strategy Base on the Valuation Day of the calculation;

B = the fair value of the options supporting the Index Strategy under initial market conditions, with updated time to expiry; and

2. is the fair value of replicating the portfolio of options on the Valuation Day of the calculation.

For Annuities issued in Pennsylvania before July 1, 2024 and for all Annuities with an Issue Date on or after July 1, 2024, the following Performance Lock Value calculation applies for all states.
The Performance Lock Value is equal to [(1) + (2)], where:

1. is the fair value of the Index Strategy Base of an Index Strategy on the Valuation Day the Performance Lock Value is calculated. It is determined as (A – B), where:

A = the Index Strategy Base on the Valuation Day of the calculation;

B = the fair value of the options supporting the Index Strategy under initial market conditions, with straight-line amortization to the end of the Index Strategy Term; and

2. is the fair value of replicating the portfolio of options.

The following Example demonstrates how a manual Performance Lock could work. The numbers used are hypothetical and do not reflect the proportional reduction of the Index Strategy Base due to any applicable Benefit charges. The Statement of Additional Information provides an Example of how an automatic Performance Lock could work. Please see “Interim Value of Index Strategies” for further detail on how the Interim Value after a Performance Lock in the example below is calculated.

Example: Manual Performance Lock Value calculation for Annuities with an Issue Date before July 1, 2024 (excluding Pennsylvania):
In this example, the initial premium of $100,000 is assumed to be allocated 100% to a 1-year Index Strategy term on 1/23/2023:

●	Issue Date: 1/23/2023

●	Index Strategy Start Date: 1/23/2023

●	Index Strategy Base (A): $100,000

●	Market Index Rate on Index Strategy Start Date (C): 2%

On 4/6/2023, a manual Performance Lock Request is received, in Good Order, and no withdrawals have been made since the Index Strategy Start Date. The Performance Lock will be processed at the end of the day on 4/6/2023. Below is the Performance Lock Value and Interim Value following the Performance lock on 4/6/2023:

●	Performance Lock Date: 4/6/2023

●	Index Strategy Base (A): $100,000

●	The fair value of the options supporting the Index Strategy under initial market conditions, with updated time to expiry (B)*: $2,000

●	Market Index Rate on Index Strategy Start Date (C): 2%

●	Current Market Index Rate (D): 3%

●	Time to Expiry (E): 292/365 = 0.8

●	The fair value of replicating the portfolio of options on the Valuation Day of the calculation (2): $12,500

The Performance Lock Value is calculated as follows:

●	(1) = A – B = $100,000 – $2,000 = $98,000

●	Performance Lock Value = (1) + (2) = $98,000 + $12,500 = $110,500

The Interim Value after a Performance Lock is calculated as follows. See the Statement of Additional Information for more examples and information on Interim Value:

●	(A – B) x [(1 + C) / (1 + D)]^E + (2) = ($100,000 - $2,000) × [(1.02/1.03)]^(.8) + $12,500 = $109,738.09

Assuming no additional transactions occur after the Performance Lock Date, the Interim Value after the Performance Lock will continue to be calculated at the end of each Valuation Day, but there will be no change in the Performance Lock Value. At the Index Strategy End Date (1/23/2024), the Account Value is $110,500
* In Pennsylvania and for Annuities with an Application Sign Date on or after July 1, 2024, the definition of B in the Example above is replaced with the fair value of the replicating the portfolio of options under initial market conditions, with straight-line amortization to the end of the Index Strategy Term and would therefore differ from the number indicated in the hypothetical example above.
For additional examples of the how the Performance Lock works, please refer to “Appendix F”.
SPECULATIVE INVESTING
Do not purchase the Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing the Annuity, you represent and warrant that you are not using the Annuity, or any of its optional benefits, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuity to grantor trusts with more than two grantors.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
If you have provided the necessary authorization on the application for your Annuity, the individual who signed the application for your Annuity may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. We refer to this person as your “financial professional.” You may have another person providing investment advisory services to you with respect to this Annuity and who you have separately authorized on the form we require to forward instructions to us regarding the allocation of your Account Value or certain financial transactions. Please be aware that if you authorize more than one person to provide investment instructions to us, we will follow all instructions received from authorized persons in the order in which we receive them. If your financial professional or investment advisor has this authority, we deem that all such transactions that are directed by your financial professional or investment advisor, as applicable, with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional or authorized investment advisor until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional or investment advisor. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
Please Note: Annuity contracts managed by your financial professional or investment advisor also are subject to the restrictions on transfers between Investment Options that are discussed in the section titled “Restrictions on Transfers Between Investment Options.” We may also require that your financial professional or investment advisor transmit all financial transactions using the electronic trading functionality available through our website
(www.prudential.com/annuities). Limitations that we may impose on your financial professional or investment advisor under the agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.
It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.
For certain Broker Dealers: If instructed and/or permitted by your Broker Dealer, we may allow your financial professional to effectuate withdrawals on your behalf. In the event you do not wish that your financial professional has this authority, please contact us immediately.

ANNUITY PERIOD

Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option. We currently make annuity options available that provide fixed annuity payments only. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Account Value; partial Annuitizations are not allowed. If you annuitize between Index Anniversary Dates, your annuity payments taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please refer to “Charges and Adjustments” for more information. You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first, the Maximum Annuity Date, and no earlier than the earliest permissible Annuity Date. Your choice of Annuity Date and Annuity Option may be limited, depending on the tax requirements associated with your Annuity. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the annuity options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances. You may change your choices up to 30 days before the Annuity Date. We must receive your request in Good Order.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
On the Annuity Date we apply the Account Value, less any applicable Tax Charges, to the Annuity Option you select. If you have not selected an Annuity Option, the default Annuity Option will be Option 1 with a certain period of 10 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables).
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, your Death Benefit, if any, is determined solely under the terms of the applicable annuity payment option and you may no longer receive the Death Benefits as described below. See the “Payment of Death Benefits” section of this prospectus.
Please note that you may not annuitize under one of the Fixed Annuity Options within the first three Annuity Years (except as otherwise specified by applicable law). See Appendix C for more information.
Fixed Annuity Options
We currently make annuity options available that provide fixed annuity payments only.
Option 1
Life Income Annuity Option with a Period Certain - Under this option, income is payable equally monthly, quarterly, semi-annually, or annually for the Annuitant’s life or a period certain, subject to our then current rules, whichever is longer. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the annuity option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Option 2
Joint Life Annuity Option - Under the joint lives option, income is payable monthly, quarterly, semi-annually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
For more information on other annuity options, we may make available in the future please call 888-778-2888.
Annuitization Under The Benefit
Elective Annuitization. Under the Benefit, prior to your Account Value reaching $0, you may elect to annuitize your Annuity. You can elect to:

(1)	apply your Account Value, less any applicable Tax Charges, to any annuity payment option available in the “Annuity Period” section of the Prospectus or any other Annuity Option we make available; or

(2)	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount on that date at the frequency selected. In the year in which the Elective Annuitization stage is entered the only payment due, if any, equals the Annual Income Amount not yet withdrawn in that Annuity Year. Annuity payments will be paid to you at the frequency selected beginning on the next Valuation Day. We will continue to make such payments until the later of the death of the Protected Life or the remaining Joint Protected Life. The amount of the annuity payments will not change after annuity payments have begun and you will no longer have access to your Account Value.

We must receive your request at our Service Center in Good Order. Once we receive your election to commence annuity payments, or we make the first payment under a default annuity payment option provision, we will only make annuity payments guaranteed under the specific annuity payment option, and the annuity payment option cannot be changed.
We may limit the length of any annuity payout option including, but not limited to, any default option and any period certain, to conform to applicable tax rules.
We may offer other Annuity options for payment of the Annual Income Amount. Any such additional options will be offered to all annuity purchasers in the same class of annuity, in a non-discriminatory manner. You will be notified of any such options available to you.
Default Annuitization. Prior to your Account Value reaching $0, if annuity payments are to begin under the terms of the Annuity, we will make equal monthly annuity payments beginning on the first day of the month on or immediately following the date that your annuity payments are set to begin as:

●	a joint life and last survivor fixed annuity when both Joint Protected Lives are living and each other’s spouse on the date annuity payments begin, or

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a single life fixed annuity if the Protected Life is living or only one of the Joint Protected Lives are living when annuity payments would otherwise begin with 120 payments certain (or a lesser number of payments certain if the life expectancy of the Annuitant at the time payments are to begin is less than 10 years, based on applicable Internal Revenue Service tables) using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in the Annuity.

The amount that will be applied to provide such annuity payments under the default annuity payment option will be the greater of:

(1)	the present value of future applicable Annual Income Amount payments at the last determined Annual Income Amount as of the Annuity Date. Such present value will be calculated using the same basis that is used to calculate the greater of the current and the guaranteed annuity rates in the Annuity; and

(2)	the Account Value.

We may limit the length of any annuity payout option including, but not limited to, any default option and any period certain, to conform to applicable tax rules.
We may offer other Annuity options for payment of the Annual Income Amount. Any such additional options will be offered to all annuity purchasers in the same class of annuity, in a non-discriminatory manner. You will be notified of any such options available to you.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Annuity.
Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix G, “Financial Intermediary Variations” and the Cover Page for additional information.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Index Linked Variable Income Benefit
The built-in Benefit associated with the Annuity is a variable income benefit that allows you to receive your annual withdrawal amount over one lifetime (“Protected Life”), or over the Owner/Annuitant and their spouse’s lifetime (“Joint Protected Lives”). The Benefit provides lifetime income payments initially based on a percentage of your Account Value.
		Standard	1.45% (of the Account Value on the Index Anniversary Date)
  If you remove the Benefit before Income Withdrawals begin, you will have paid for the Benefit without receiving any of its advantages.
  If you remove the Benefit, you cannot re-elect it at any point in the future.
  Income Withdrawals and the Benefit may also end prematurely if you take Excess Income or you annuitize your Contract.
  Benefit charges deducted prior to an Index Strategy End Date will result in an Interim Value adjustment, which may be negative.
  Income Withdrawals may not begin until the Income Stage, and you can elect to begin the Income Stage only on an Index Anniversary Date after the Waiting Period.
  Withdrawals prior to the Income Stage will reduce the Benefit, perhaps significantly, because your future Annual Income Amount will be calculated using a lower Account Value.
  During the Income Stage, no Index Strategies are available other than the 1-year Point-to-Point with Cap, 1-Year Dual Directional, 1-year Step Rate Plus, and 1-year Enhanced Cap Rate* Index Strategies.
  Withdrawals of the Annual Income Amount may be subject to negative Interim Value adjustments and tax consequences.
  Excess Income may be subject to surrender charges, negative Interim Value adjustments, and tax consequences.
  Excess Income may significantly reduce the Annual Income Amount for future Annuity Years, potentially by more than the amount withdrawn.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Return of Purchase Payments Death Benefit	Provides protection for your Beneficiary(ies) by ensuring that they receive the greater of the Return of Purchase Payments Amount and Account Value.	Standard	0%
  The Death Benefit may not be electively terminated.
  The Death Benefit will terminate upon a change of Owner or Annuitant. The Death Benefit for any changed Owner or Annuitant will be Account Value.
  Withdrawals may significantly reduce the benefit, potentially by more than the amount withdrawn.
  The Death Benefit will terminate upon entering the Insured Income Stage for a single Protected Life or if you annuitize your Annuity.

Performance Lock	Captures the Performance Lock Value of an Index Strategy at the end of any Valuation Day during the Index Strategy Term.	Standard	0%
  Only one Performance Lock may occur for any given Index Strategy during an Index Strategy Term.
  May not be applied retroactively and must be for the full amount of the Performance Lock Value.
  Cannot be reversed.
  Performance Lock Value will no longer participate in the Index Strategy performance for the current Index Strategy Term.
  Performance Lock Value cannot be reallocated until the next Index Anniversary Date.
  We reserve the right to limit the use of the Performance Lock feature for certain Index Strategies.
  We may discontinue the use of this feature for future Performance Lock requests at any time.

Systematic Withdrawal Program	An administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select.	Standard	0%
  Not available if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
  Terminates upon change of ownership or assignment.
  Systematic withdrawals may be subject to surrender charges, negative Interim Value adjustments, and tax consequences.

*Enhanced Cap Rate Index Strategies are only available on annuities with an Application Sign Date on or after July 1, 2024.

INDEX LINKED VARIABLE INCOME BENEFIT
The built-in Benefit associated with the Annuity is an Index-linked variable income benefit, which allows you to receive your annual withdrawal amount over one lifetime (“Protected Life”), or over the Owner/Annuitant and their spouse’s lifetime (“Joint Protected Lives”). Under the Benefit, initial income payments are based on Account Value at the end of the Savings Stage which will, in part, reflect performance from investment in the Variable Variable Option and Index Strategies. During the Income Stage it provides lifetime income with potential for increases in income and some downside protection.
You must remain in the Savings Stage for a minimum time period known as the Waiting Period. The Waiting Period is disclosed in the Index Linked Variable Income Benefit Supplement applicable to your Contract upon purchase.
Only upon an Index Anniversary Date following the Waiting Period can you elect to begin your Income Stage, thus establishing the Income Effective Date. The election form to start Income will be part of your Reallocation Notice and follows the timing rules of the annual Reallocation Notice. During the Income Stage of the Benefit, only the 1-year Point-to-Point with Cap Index Strategies, 1-year Dual Directional Index Strategies, 1-year Step Rate Plus Index Strategies and 1-year Enhanced Cap Rate* Index Strategies are available so you may have to reallocate to those available Strategies.
Election to begin the Income Stage must occur on an Index Anniversary Date following the Waiting Period regardless of when in that year you will take your first Income Withdrawal. The election to start Income is irrevocable. On this date, you must designate single Protected Life or Joint Protected Lives. The designation of single or joint is irrevocable.
*Enhanced Cap Rate Index Strategies are only available on annuities with an Application Sign Date on or after July 1, 2024.
The Income Percentages are disclosed in the Index Linked Variable Income Benefit Supplement applicable to your Annuity upon purchase. The applicable Income Percentage is assigned as of the Index Effective Date and will never change for the life of the Annuity. The rate applied to the Account Value to determine the Annual Income Amount is the Income Percentage. This percentage is based on the age of the Protected Life or younger of the Joint Protected Lives on the Index Effective Date. See the current Index Linked Variable Income Benefit Supplement for rate determination policies.
The Income Deferral Rate is an additional annual percentage added to the Income Percentage each year until the Income Effective Date. This percentage will be based on the age of the Protected Life or younger of the Joint Protected Lives on the Index Effective Date and will not change for the life of the Benefit. The Income Deferral Rate will continue to apply even when withdrawals are taken prior to the Income Effective Date. See the current Index Linked Variable Income Benefit Supplement for rate determination policies.
The initial Annual Income Amount (AIA) is calculated on the Income Effective Date, regardless of when the first Income Withdrawal occurs. If there is one Protected Life at the time the Income Stage begins, the AIA will be determined by applying the Single Protected Life Income Percentage on the Annuity to the Account Value. If there are Joint Protected Lives, the AIA will be determined by applying the Joint Protected Lives Income Percentage based on the youngest Protected Life on the Annuity to the Account Value. This is the only time the Account Value and Income Percentage will be directly used to calculate an AIA.
Every Index Anniversary Date thereafter will result in a recalculation of the AIA based on the Index Credit applied to the Index Strategies, gross of fees, to which you are allocated. The change can be positive or negative.
To maintain the Benefit, the Owner, Annuitant and Beneficiary designations must be one of the following and meet the minimum/maximum age requirements for the Benefit:
If there is a misstatement of the age and/or sex of a Protected Life or Joint Protected Life upon whose life the guarantees under this benefit are based, we will make adjustments to any availability and any benefits payable under the benefit to conform to the facts.
For Income Withdrawals to begin on a Protected Life basis:

○	The Owner and Annuitant must be the same. Such person will be the Protected Life.

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If two Owners are named, the Annuitant must be one of the Owners. Such person will be the Protected Life. The other Owner must be the spouse of the Protected Life. No additional Owners may be named. While both Owners are alive, each Owner must be designated as the other Owner’s primary Beneficiary.

○	If the Owner is an entity other than a custodial account that we permit, the Annuitant will be the Protected Life.

○	If the Owner is a custodial account that we permit, the Annuitant will be the Protected Life and the custodian will be the sole primary Beneficiary.

For Income Withdrawals to begin on a Joint Protected Lives basis:

A Joint Protected Life may only be named and Income Withdrawals may be made on a Joint Protected Lives basis only if the Annuity would be eligible for Spousal Continuation (as defined in the Annuity) as of the date of the Owner’s death, subject to our rules.

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If one Owner is named, the Owner and Annuitant must be the same. Such person will be the Protected Life. The Joint Protected Life must be the spouse of the Protected Life and the sole primary Beneficiary.

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If two Owners are named, the Annuitant must be one of the Owners. Such person will be the Protected Life. The Joint Protected Life must also be an Owner and the spouse of the Protected Life. No additional Owners may be named. While both Joint Protected Lives are alive, each must be designated as the sole primary Beneficiary.

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If the Owner is an entity other than a custodial account that we permit, the Annuitant will be the Protected Life. The Joint Protected Life must be the spouse of the Protected Life and the sole primary Beneficiary.

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If the Owner is a custodial account that we permit, the Annuitant will be the Protected Life and the custodian will be the sole primary Beneficiary. The Joint Protective Life must be the spouse of the Protected Life and the sole primary Beneficiary of the custodial account.

A Joint Protected Life may be named or changed at any time prior to the Income Effective Date, subject to our acceptance. The Protected Life cannot be changed except in the event of divorce as described in the circumstances below. Upon receipt of notice of the divorce, and any other documentation we require, in Good Order at our Service Center:

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When a Protected Life is named: If the divorce occurs prior to the Income Effective Date and results in the removal of the Protected Life as an Owner (or Annuitant if entity owned) and the former spouse becomes the Owner (or Annuitant if entity owned) under the Annuity, the resulting Owner may choose to continue or terminate this Rider. If this Rider is continued, such resulting Owner (or Annuitant if entity owned) becomes the Protected Life under this Rider, however the Annual Income Amount will be determined using the applicable Joint Protected Life Income Percentage and Income Deferral Rate based on the younger of the new Protected Life and the Protected Life on the Effective Date. Additionally, a Joint Protected Life may not be named. If divorce occurs after the Income Effective Date, and results in the removal of the Protected Life as an Owner (or Annuitant if entity owned) and the former spouse becomes the Owner (or Annuitant if entity owned) under the Annuity, this Rider will terminate.

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When Joint Protected Lives are named: If the divorce of the Joint Protected Lives results in the removal of the Protected Life as an Owner (or Annuitant if entity owned) and the Joint Protected Life becomes the Owner (or Annuitant if entity owned) under this Annuity, the resulting Owner may choose to continue or terminate this Rider. If this Rider is continued, the resulting Owner (or Annuitant if entity owned) becomes the Protected Life under this Rider. If this occurs prior to the Income Effective Date, the Annual Income Amount will be determined using the applicable Joint Protected Life Income Percentage and Income Deferral Rate based on the younger of the Joint Protected Lives named under this Rider as of the divorce. If divorce occurs after the Income Effective Date, the divorce will not result in a new Annual Income Amount and we will only make Income Payments as described below in the Income Payments section until the death of the new Protected Life. A new Joint Protected Life may not be named.

In most cases, change of ownership will trigger termination of the Benefit. The exceptions are when the beneficial Owner is not changing (e.g. ownership is transferred from an individual to a trust /entity with the same tax ID, or vice versa) or transferred from one entity to another or limited divorce circumstances. Any change of Annuitant will cause the Benefit to terminate.
You will choose Single or Joint Life on the Index Anniversary Date in which you elect to start income following the Waiting Period. You may add, change or remove a Joint Protected Life at any time prior to the Income Effective Date. If a Joint Protected Life is added or changed, the Annual Income Amount will be adjusted to equal what it would have been had the Benefit been purchased with that Joint Protected Life named.
You must request to start Income on any Index Anniversary Date following the Waiting Period on an election form which must be received by us by the Index Anniversary Date you want Income to begin and will be part of your Reallocation Notice you are sent 30 days prior to any given Index Anniversary.
Death of the Protected Life During the Savings Stage. Please also refer to the “Termination of Benefit” subsection below. Upon receipt of Due Proof of Death of the Protected Life, this Rider terminates and the Death Benefit provision of your Annuity and any Death Benefit Rider made a part of your Annuity will apply. If Spousal Continuation occurs under the terms of the Annuity, this Rider will remain in force unless we are instructed otherwise and the spouse who continues the Annuity and this Rider becomes the Joint Protected Life. If this occurs, the Income Percentage and Income Deferral Rate will be based on the applicable Joint Protected Life correlated with the age of the younger of the Joint Protected Lives.
The Annual Income Amount (AIA) is the maximum dollar amount that can be withdrawn in any given Annuity Year during the Income Stage without being considered Excess Income. The first AIA is equal to the Account Value on the Income Effective Date, prior to the deduction of any fees or withdrawals that occur on that day, multiplied by the relevant Income Percentage including any Income Deferral Credits based on the rates established as of the Index Effective Date and the Index Effective Date age of the Protected Life (or youngest of the Protected Lives if Joint).

●	Example (assuming no withdrawals or benefit charges):

○	Issue Date: 8/1/2021

○	Income Percentage at Index Effective Date: 3.75%

○	Income Deferral Rate at Index Effective Date: 0.25%

○	Purchase Payment: $50,000

○	Income Effective Date is 8/1/2026 (5 years after Issue Date)

○	Account Value on Income Effective Date: $100,000.

○	On the Income Effective Date, the Account Value will be multiplied by (3.75% + 5 × 0.25% = 5.00%), and the AIA is equal to $5,000 ($100,000 × 5.00%).

AIA will increase or decrease on each Index Anniversary Date based on the Index Credit of the Index Strategies to which your Account Value is allocated.

●	Example (assuming no withdrawals or benefit charges):

○	Account Value on Income Effective Date: $100,000

○	Allocated 100% to the 1-Year Point-to-Point with Cap with a 10% Cap and a 10% Buffer

○	AIA for first year: $5,000

○	On the 1st Index Anniversary Date following the Income Effective Date, the Index Return is 9% and thus the Index Strategy receives an 9% Index Credit

○	The AIA will increase by 9%, and your AIA is reset to $5,450 (($5,000 × (1 + 9%)).

○	On 2nd Index Anniversary Date following the Income Effective Date, the Index Return is -15% and thus the Index Strategy receives a -5% Index Credit (-15% + 10% Buffer).

○	The AIA will decrease by 5%, and your AIA is reset to $5,177.50 (($5,450 × (1 + -5%)).

If you select multiple Index Strategies, we will use a weighted average of all Index Credits based on the percentage of Account Value in each Index Strategy to determine the AIA increase or decrease. To determine the change in the AIA, we take the sum of the Index Credit for each Index Strategy divided by the sum of the Index Strategy Base for each Index Strategy before any Index Credit, fees, or withdrawals on the Index Strategy End Date.

●	Example (assuming no withdrawals or benefit charges):

○	Account Value on Income Effective Date: $100,000

○	Allocated to:

■	1-Year Point-to-Point with Cap with 10% Buffer: 80%

■	1-Year Point-to-Point with Cap with 15% Buffer: 20%

○	The Index Strategy Base Values for each Index Strategy are as follows:

■	1-Year Point-to-Point with Cap with 10% Buffer: $80,000

■	1-Year Point-to-Point with Cap with 15% Buffer: $20,000

○	AIA for first year: $5,000

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Account Value on 1st Index Anniversary Date following the Income Effective Date after Index Credit, but before any other activity: $107,600. Therefore, the Index Credit is ($107,600 – $100,000) = $7,600

○	The AIA will increase by 7.60% ($7,600 / $100,000)), and your AIA will reset to $5,380 (($5,000 × (1 + 7.60%)).

○	The Index Strategy Base Values for each Index Strategy are as follows:

■	1-Year Point-to-Point with Cap with 10% Buffer: $86,800

■	1-Year Point-to-Point with Cap with 15% Buffer: $20,800

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Account Value on 2nd Index Anniversary Date following the Income Effective Date after Index Credit, but before any other activity: $93,500. Therefore, the Index Credit is equal to ($93,500 – $107,600) = - $14,100

○	The AIA will decrease by 13.10% (-$14,100 / $107,600), and your AIA will reset to $4,675 (($5,380 × (1 + -13.10%)).

AIA is available as a lump sum or systematically throughout the year. Any unused AIA in a year cannot be carried over to future years.
Surrender Charges do not apply to Income Withdrawals equal to or less than the AIA even in the case where they are greater than the Free Withdrawal Amount.
Excess Income
All or any portion of an Income Withdrawal that exceeds the available Annual Income Amount for any given year during the Income Stage is considered Excess Income. Each withdrawal of Excess Income, including any applicable Contingent Deferred Sales Charge, proportionally reduces the Annual Income Amount that will be used in the recalculation of the Annual Income Amount on the next Index Anniversary Date. The proportional reduction is the ratio of the Excess Income to the Account Value immediately following the withdrawal of any applicable Income Withdrawal amount and prior to the withdrawal of the Excess Income.
For Example:
AIA = $5,500
Account Value = $100,000
Withdrawal = $10,000
Excess Income Amount = $4,500
A client takes a $10,000 withdrawal. Based on the information above, the AIA will be reduced to the following due to the client taking $4,500 Excess Income:

1.	$10,000 (W/D) - $5,500 (AIA) = $4,500 (Excess Income)

2.	$4,500 (Excess Income) / $94,500 (Account Value reduced by the AIA) = 4.76% (proportional reduction rate)

3.	$5,500 (AIA prior to Excess Income) × 4.76% = $262 (Reduction to AIA rounded to the nearest dollar)

4.	$5,500 - $262 = $5,238 (New AIA after Excess Income)

Excess Income is subject to any applicable Surrender Charges.

Withdrawals that reduce the Account Value below the contractual minimum amount will only be allowed if they are less than or equal to the AIA.
If an Excess Income withdrawal reduces the Account Value to $0, the Annuity and Benefit will terminate. If the withdrawal is greater than the remaining Annual Income Amount - the Annuity is surrendered, and all benefits are reduced to zero, the Benefit terminates, and no additional payments are made. If you take more than the current remaining Annual Income Amount because of a Required Minimum Distribution (“RMD”), and the amount does not exceed the RMD we calculate, and the Account Value is reduced to $0, the Benefit continues as described above. For more information about Required Minimum Distributions and the Systematic Withdrawal Program, see the “Surrenders and Withdrawals” section.
Termination of Benefit
You may terminate the Benefit at any time after the first three (3) years, upon notification to us in Good Order. The Benefit will terminate upon the first to occur of the following events:

1.	the date we receive your request for full surrender of the Annuity or we receive your elective termination of the Benefit at our Service Center in Good Order;

2.	the date we receive Due Proof of Death of the Decedent if Income Withdrawals have not begun, unless Spousal Continuation occurs;

3.	the date we receive Due Proof of Death of the Protected Life if Income Withdrawals have begun on a Protected Life basis;

4.	the date we receive Due Proof of Death of the surviving Joint Protected Life if the Benefit was spousally continued;

5.	the date we receive Due Proof of Death of an Owner who is not a Protected Life or Joint Protected Life;

6.	the date we process a request to change any designation of the Annuity that either results in a violation of the “Owner, Annuitant and Beneficiary Designations” section of the Benefit or the Annuity, or is a change that is not permitted under our rules then in effect;

7.	the date you first allocate or transfer any portion of your Account Value to any Allocation Options to which you are not permitted at the time of the allocation or transfer;

8.	the date any portion of your Account Value is transferred to begin annuity payments;

9.	the date the Account Value is reduced to $0 as a result of withdrawals of Excess Income;

10.	the date of death of the Protected Life if it occurs after Insured Income Stage payments have begun on a Protected Life basis;

11.	the date of death of the last surviving Joint Protected Life if it occurs after Insured Income Stage payments have begun on a Joint Protected Life basis.

Insured Income Stage – Account Value Reaches $0
If your Account Value is reduced to $0 (unless because of Excess Income), we will continue to pay the last calculated Annual Income Amount as a guaranteed payment. Guaranteed payments after the Account Value is reduced to $0 will be made from the General Account as annuity payments until the death of the Protected Life or remaining Protected Lives if income was being take on a Joint life basis.
In the Annuity Year in which your Account Value is reduced to $0, the only Insured Income Stage payment due, if any, equals the Annual Income Amount not yet withdrawn in that Annuity Year. In subsequent Annuity Years, the Insured Income Stage payment equals the Annual Income Amount in effect as of the date the Account Value was reduced to $0.
We will make such Insured Income Stage payments according to any then current instructions for withdrawals of the Annual Income Amount, unless we receive other instructions for such Insured Income Stage payments from you. If no instructions are received and there are no current instructions for withdrawals of the Annual Income Amount, Insured Income Stage payments will be paid to you in equal monthly payments beginning on the first day of the month on or immediately following the date that your Insured Income Stage payments are set to begin.
All death benefit values will equal zero when the Account Value equals $0. If the calculated annual payment is less than $100, we will change the frequency of the payments, which will be at least annually.
We may recover from you or your estate any Insured Income Stage payments made after the death of the Protected Life or the remaining Joint Protected Life that would have otherwise resulted in the termination of the Benefit.
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If a Contingent Annuitant was designated before an Annuitant’s death and the Annuitant dies, and the Contingent Annuitant is the spouse, then the Contingent Annuitant may choose to become the Annuitant and continue the contract, in which case a Death Benefit will not be paid, or elect to receive the Death Benefit. If a Non-qualified Annuity is owned by an entity (for example, a non-natural person), the Death Benefit is payable upon the first Annuitant’s death. The person upon whose death the Death Benefit is paid is referred to below as the Decedent. A Death Benefit is payable only if your Account Value at the time of the Decedent’s death is greater than zero. Death claims taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. See “Interim Value” for more information.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue the Annuity to grantor trusts with more than two grantors. If co-grantors are named, the second grantor may be designated as Joint Annuitant. If a non-Annuitant co-grantor passes away, then the Death Benefit will not be payable.
We determine the amount of the Death Benefit as of the date we receive Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus under “Payment of Death Benefits”.
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the Holding Account. However, between the date of death and the date that we transfer any remaining Death Benefit to the Holding Account, the amount of the Death Benefit is subject to market fluctuations (net of the Insurance Charge).
COMMON DISASTER -- If an Owner and a Beneficiary die in a common disaster, it must be proved to our satisfaction that the Owner died first and the Beneficiary survived the Owner(s) (or Annuitant if entity owned) by at least 30 days. In this situation, the Death Benefit proceeds will be payable to the Beneficiary’s estate upon our receipt of Due Proof of Death of the Decedent. When there is insufficient evidence to determine the order of death, then, unless prohibited by law, we will deem the Owner to have survived the Beneficiary.
If: (a) the Owner is an entity; (b) no Contingent Annuitant or Joint Annuitant has been designated, we will deem the Annuitant to be the last survivor and pay the proceeds to any remaining Beneficiary, or if none, to any remaining contingent Beneficiary, or if none, to the Owner.
THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT
The Annuity provides a Death Benefit called the Return of Purchase Payments Death Benefit and will be attached to your Annuity contract once issued.
The amount of the Death Benefit under the Return of Purchase Payments Death Benefit is equal to the greater of:

1.	The Return of Purchase Payments Amount, defined below; and

2.	The Account Value on the date we receive Due Proof of Death.

Calculation of the Return of Purchase Payments Amount
Initially, the Return of Purchase Payment amount is equal to the sum of all Purchase Payments allocated to the Annuity on its Issue Date. Thereafter, the Return of Purchase Payments Amount is reduced for any partial withdrawals. A withdrawal will cause a proportional reduction to the Return of Purchase Payments Amount equal to the ratio of the amount of the withdrawal to the Account Value immediately prior to the withdrawal.
The proportional reduction in the Return of Purchase Payments Amount could be less or greater than the actual withdrawal based upon the level of the Account Value. If the Account Value exceeds the Return of Purchase Payments Amount prior to the withdrawal, then the impact on the Return of Purchase Payments Amount would be less than the reduction in the Account Value. If the Return of Purchase Payments Amount exceeds the Account Value prior to the withdrawal, then the impact on the Return of Purchase Payments Amount would exceed the reduction in the Account Value. This is outlined in the below examples.
Example 1:
Return of Purchase Payments Amount: $100,000
Gross Withdrawal: $18,000
Account Value at time of Withdrawal: $118,000
Return of Purchase Payments Amount Reduction Percent for Withdrawal: 15.25% ($18,000/$118,000)
Return of Purchase Payments Amount after Withdrawal: $84,750 ($100,000 × (1- 15.25%))
Example 2:
Return of Purchase Payments Amount: $100,000
Gross Withdrawal: $18,000
Account Value at time of Withdrawal: $90,000
Return of Purchase Payments Amount Reduction Percent for Withdrawal: 20% ($18,000/$90,000)

Return of Purchase Payments Amount after Withdrawal: $80,000 ($100,000 × (1 - 20%))
DEATH BENEFITS UNDER THE INDEX LINKED VARIABLE INCOME BENEFIT
Death of the Protected Life During the Savings Stage. Upon receipt of Due Proof of Death of the Protected Life, the Benefit will terminate and the Death Benefit provision of your Annuity and any Death Benefit Rider made a part of your Annuity will apply. If Spousal Continuation occurs under the terms of the Annuity, the Benefit will remain in force unless we are instructed otherwise and the spouse who continues the Annuity and the Benefit becomes the Joint Protected Life. If this occurs, the Income Percentage and Income Deferral Rate will be based on the applicable Joint Protected Life Income Percentage correlated with the age of the younger of the Joint Protected Lives as of the Index Effective Date.
Death of the Joint Protected Life During the Savings Stage. The Benefit will remain in force unless we are instructed otherwise or if the death of the Joint Protected Life would cause the Death Benefit provision of the Annuity to apply and Spousal Continuation does not occur under the terms of the Annuity. Otherwise, the Annual Income Amount will continue to be based on the applicable Joint Protected Life Income Percentage correlated with the age of the younger of the Joint Protected Lives and no changes to the Joint Protected Lives are permitted.
Death of the Protected Life During the Income Stage. Upon receipt of Due Proof of Death of the single Protected Life, the Benefit will terminate and the Death Benefit provision of your Annuity and any Death Benefit made a part of your Annuity will apply.
Death of the Joint Protected Life During the Income Stage. The Benefit will remain in force unless we are instructed otherwise or if the death of the Joint Protected Life would cause the Death Benefit provision of the Annuity to apply and Spousal Continuation does not occur under the terms of the Annuity. Otherwise, the Annual Income Amount will continue to be based on the applicable Joint Protected Life Income Percentage correlated with the age of the younger of the Joint Protected Lives and no changes to the Joint Protected Lives are permitted.
Any withdrawals reduce the Return of Purchase Payment portion of the Death Benefit proportionally. A charge for the Benefit is not considered a withdrawal and should not reduce the Return of Purchase Payment portion of the Death Benefit.
EXCEPTIONS TO THE RETURN OF PURCHASE PAYMENT AMOUNT
There are certain exceptions to the amount of the Death Benefit under the Return of Purchase Payments Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death.
SPOUSAL CONTINUATION OF ANNUITY
Upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment (“Spousal Continuation”) subject to our rules and subject to our receipt of Due Proof of Death. If jointly-owned by spouses, the primary beneficiary designation will default to “surviving spouse” and any non-spouse primary Beneficiaries will become contingent Beneficiaries. The Account Value (which may be based on the Interim Value for amounts held in the Index Strategies) as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. During the Savings Stage of the Benefit, any amount added to the Account Value will be allocated to the Variable Option on a proportional basis or to the Holding Account if no Variable Option has value. The spouse may transfer to the Variable Option at any time or to a new Index Strategy on the next Index Anniversary Date. During the Income Stage of the Benefit, any increase to the Account Value resulting from payment of the Death Benefit that exceeds the Account Value will be allocated to the Holding Account. The spouse who continues the Annuity must transfer available Account Value in the Holding Account to a new Index Strategy on the next Index Anniversary Date. If no instructions are received prior to the next Index Anniversary Date, we will allocate any remaining Account Value in the Holding Account proportionally to the Index Strategies to which your Account Value is then allocated.
Upon Spousal Continuation, the Account Value is increased to the Return of Purchase Payment Amount, if greater.
Subsequent to Spousal Continuation, the amount of the Death Benefit will be equal to the Account Value on the date we receive Due Proof of Death.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately. Spousal continuation is only permitted once under the Annuity.

PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuity owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a Spousal Continuation as described above, upon your death, certain distributions must be made under the Non-qualified Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

1.	within five (5) years of the date of death (the “five-year deadline”); or

2.	as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Annuity Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. If we do not receive instructions on where to send the payment within five-years of the date of death, the funds will be escheated.

3.	If the Beneficiary is the surviving spouse of the Owner, the spouse may elect to continue the Annuity.

The Owner may elect the method of payment to each Beneficiary, subject to our then current rules, prior to the date of death of the Decedent. When no such election is made as to a specific Beneficiary, such Beneficiary must elect the method of payment within 60 days of the date we receive all required documentation in Good Order in order to pay the Death Benefit to that Beneficiary. If no election is made within 60 days, the default will be distribution within five years of the date of death of the Decedent as noted in (1.) above. If the Beneficiary is the surviving spouse of the owner, the spouse may elect to continue the Annuity under (3.) above.
The Owner may elect to have any amount of the proceeds due to a Beneficiary applied under any of the Annuity Options described in the “Annuity Period” section, or any other option we then make available. If you make such an election, a Beneficiary may not alter such an election. However, if you have not previously made such an election, a Beneficiary may make such an election as to the proceeds due that Beneficiary. The Beneficiary will be the “measuring life” for determining the amount of any annuity payments dependent on the continuation of life. We may require evidence satisfactory to us of the age of the measuring life prior to commencement of any annuity payments.
In the event of death on or after the Annuity Date, we distribute any payments due subsequent to an Owner’s or Annuitant’s death at least as rapidly as under the method of distribution in effect as of the date of such Owner’s or Annuitant’s death.
Alternative Death Benefit Payment Options – Annuity Held by Tax-Favored Plans
Upon your death under an IRA or Roth IRA, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Further Consolidated Appropriations Act of 2020 (which includes the “Setting Every Community Up for Retirement Enhancement” Act (SECURE Act)), and further clarified by the associated final and proposed regulations. We reserve our rights to implement any additional regulations addressing these requirements in the future. The post-death distribution requirements under prior law continue to apply in certain circumstances. The following rules generally apply to deaths after 2019:

1.	10-year rule: If you have a designated Beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated Beneficiary is an “eligible designated Beneficiary” (“EDB”) or some other exception applies

2.	Eligible designated beneficiaries: A designated Beneficiary is any individual designated as a Beneficiary by the IRA owner. An EDB is any designated Beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death.

3.	Other applicable rules: This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if you die on or after the required beginning date, then annual distributions will be required from the Annuity during the 10-year period. If the Beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).

Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 21, and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the IRA Owner was alive could continue to be made under that method after the death of the IRA owner. However, under the current law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the current law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.

The post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your Beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.

In addition, the current post-death distribution requirements generally do not apply if the IRA Owner died prior to January 1, 2020. However, if the designated Beneficiary of the deceased IRA Owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated Beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated Beneficiary of an IRA Owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated Beneficiary of an IRA Owner who died prior to 2020.

4.	Spousal continuation. Under the current law, as under prior law, if your Beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by treating your IRA as their own IRA subject to specific limits under the regulations. The post-death distribution requirements are complex in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.

PURCHASES AND CONTRACT VALUE

REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. Certain of the current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future.
Purchase Payment: Unless we agree otherwise and subject to our rules, the Annuity has a required minimum Purchase Payment of $25,000. The Annuity is a single premium contract which means any subsequent Purchase Payments will not be accepted once the Annuity has been issued.
All Purchase Payments making up the single premium are required prior to issuing the Annuity. Purchase Payments must be received within 60 days of the application signed date. The Purchase Payments will remain uninvested until all monies are received, and the Annuity is issued. We will issue your Annuity and allocate your complete Purchase Payment within two Business Days after we receive your complete Purchase Payment and all information that we require for the purchase of an Annuity in Good Order. We reserve the right to reject a Purchase Payment that is comprised of multiple payments paid to us over a period of time. If we permit you to make multiple payments as part of your initial Purchase Payment, the Annuity will not be issued until all such payments are received in Good Order. We reserve the right to hold such multiple payments in a non-interest bearing account until the Issue Date.
No Purchase Payment will be accepted after the Annuity has been issued. You may allocate your complete Purchase Payment only to Index Strategies at issue. The Issue Date and Index Effective Date will always be the same.
We must approve any complete Purchase Payment where the total amount equals $1,000,000 or more with respect to the Annuity including any other Annuity you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of Owner of the Annuity, if as a result of the ownership change, total Purchase Payment with respect to the Annuity and all other Annuities owned by the new Owner would equal or exceed that $1,000,000 threshold.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, surrenders, total withdrawals, death benefits, or Annuity payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments making up the complete Purchase Payment must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to us. Purchase Payments making up the complete Purchase Payment may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments making up the complete Purchase Payment may be transmitted to us by wiring funds through your Financial Professional’s broker-dealer firm. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application and complete Purchase Payment, we allocate your Purchase Payment, upon receipt, in your Annuity according to your instructions.
We are required to allocate your complete Purchase Payment within two (2) Valuation Days after we receive the complete Purchase Payment in Good Order at our Service Center. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment(s) while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment(s) to you at that time, unless you specifically consent to our retaining the Purchase Payment(s) while we gather the required information. Once we obtain the required information, we will invest the complete Purchase Payment and issue an Annuity within two (2) Valuation Days.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your complete Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. Once your purchase is approved by the firm, we will process your complete Purchase Payment as described above. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
ALLOCATION OF PURCHASE PAYMENT
Issuance of an Annuity represents our acceptance of the complete Purchase Payment. You may allocate your Purchase Payment to Index Strategies only. Allocations must be made in whole percentages and must equal 100%.
If the Index Effective Date is not a Valuation Day, the initial Index Value for the Index Effective Date will be the following Valuation Day that the Index is calculated and published.

An Index Effective Date can be any calendar date except February 29th.
Holding Account
The Holding Account is the PSF PGIM Government Money Market Portfolio, the only Variable Option that we currently make available.
If you do not respond to a Reallocation Notice, any Index Strategy that has reached an Index Strategy End Date will automatically renew into the same Index Strategy. During the Saving Stage, if the same Index Strategy is no longer available, the amount will be transferred into the Holding Account, and the amount may be transferred among the available Variable Option at any time or into another Index Strategy on the next Index Anniversary Date. During the Income Stage, if the current Index Strategy is no longer available and we have no additional instructions, we will automatically transfer these amounts into the Index Strategy with, in order of priority, the shortest Term, the highest Buffer, and the lowest Cap Rate. You must provide instructions for reallocation by the Index Anniversary Date. For more information see “General Description of Contracts”.
Rate Determination
In order for you to receive the rates associated with the Index Strategies reflected on the rate sheet found on our website at www.prudential.com/flexguard-income-rates, your Annuity application must be signed on or after the date set forth on the rate sheet and before a new rate sheet is established. From the date you sign your Annuity application, we must also receive that paperwork in Good Order within 15 calendar days, and the new Annuity must be issued within 45 calendar days from the date the application was signed. If these conditions are not met, and you decide to proceed with the purchase of the Annuity, you will receive the Index Strategy rates that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.
Applicable Income Percentage and Income Deferral Rates are disclosed in the current Index Linked Variable Income Benefit Supplement.
DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

1.	Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with a written form that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the “Glossary of Terms” for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

2.	Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent or Joint Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. If an Annuitant who is not an Owner predeceases any Owner who is a natural person, not an entity: (a) if a Joint Annuitant is designated and alive, the Joint Annuitant becomes the Annuitant; (b) if no Joint Annuitant is designated and alive, the designated Contingent Annuitant becomes the Annuitant; (c) If no Contingent Annuitant is designated or alive, the Owner becomes the Annuitant; or (d) If no Joint Annuitant or Contingent Annuitant is designated or alive and there are multiple Owners who are natural persons, the oldest of such Owners becomes the Annuitant.

3.	Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If the Beneficiary dies after the death of the Decedent, but before the Death Benefit proceeds are paid, the Death Benefit proceeds will be payable to the Beneficiary’s estate upon our receipt of Due Proof of Death of the Decedent. If no Beneficiary is alive when the Death Benefit proceeds are determined or there is no Beneficiary designation, the Death Benefit proceeds will be paid to any surviving Owner(s) or your estate. For an Annuity that designates a custodian, trust, or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If no beneficiary is named for a trust owned contract, the default beneficiary will be the contract owner. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity, we must receive the application, in Good Order, while the Protected Life or Joint Protected Lives, each, are not younger than 45 and before the oldest of the Protected Life or Joint Protected Lives turns 81 years old. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
The age restrictions described in this prospectus may vary depending on the broker-dealer through which the Contract is sold. See “Appendix G”, “Financial Intermediary Variations.

RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Center or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Center, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. If the Annuity is a replacement contract, you may cancel your Annuity using the same method within thirty days beginning on the date the contract is received by the owner, or any longer period as may be required by applicable law in the state where the contract is delivered or issued for delivery.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Center or the cancellation request in Good Order, plus any fees or Tax Charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return the complete Purchase Payment, we will return the greater of Account Value and the complete Purchase Payment.
Scheduled Transactions: Scheduled transactions include Systematic Withdrawals, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments, Benefit charges and fees that are assessed daily as a percentage of the net assets of the Variable Option. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Variable Option only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing and Valuing Transactions”
VALUING THE VARIABLE OPTIONS
When you allocate Account Value to a Variable Option, you are purchasing Units of the Variable Option. Each Variable Option invests exclusively in shares of a Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge.
Each Valuation Day, we determine the price for a Unit of each Variable Option, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Variable Option. The Unit Price for each Variable Option is the net investment factor for that Valuation Period, multiplied by the Unit Price for the immediately preceding Valuation Day. The Unit Price for a Valuation Period applies to each Valuation Day in the Period. The net investment factor is an Index that measures the investment performance of and charges assessed against, a Variable Option from one Valuation Period to the next. See Appendix B for calculation of net investment factor. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Variable Option as of the Valuation Day. There may be several different Unit Prices for each Variable Option to reflect the Insurance Charge. The Unit Price for the Units you purchase will be based on the total charges that apply to your Annuity.
PROCESSING AND VALUING TRANSACTIONS
We are generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-Valuation day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders or transfers on any day that:

1.	the NYSE is closed;

2.	trading on the NYSE is restricted;

3.	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Registered Separate Account impractical; or

4.	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

INTERIM VALUE OF INDEX STRATEGIES
On each Valuation Day during the year, other than the Index Strategy Start Date and Index Strategy End Date, each Index Strategy is valued using an Interim Value. If you take a withdrawal (including partial withdrawals, systematic withdrawals, full surrenders, Income Withdrawals and Excess Income), transfer out of, annuitize, we process a Benefit charge, or we pay a death claim between an Index Strategy Start Date and Index Strategy End Date, we will use an Interim Value to determine the fair market value of each Index Strategy at the time of the transaction. The Interim Value is also used to determine how much the Index Strategy Base will be reduced after a transfer, withdrawal, or Benefit charge. If you withdraw, transfer a portion out of, or we process a Benefit charge from Account Value allocated to an Index Strategy, the withdrawal, transfer, or Benefit charge will cause an immediate reduction to your Index Strategy Base in a proportion equal to the reduction in your Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal, transfer or Benefit charge. Reductions to your Index Strategy Base will negatively impact your Interim Value for the remainder of the Index Strategy Term and will result in a lower Index Credit on the Index Strategy End Date. Once your Index Strategy Base is reduced due to a withdrawal, transfer or Benefit charge during any Index Strategy Term, it will not increase for the remainder of the Index Strategy Term.
The Interim Value is designed to represent the fair value of the Index Strategy on each Valuation Day, taking into account the potential gain or loss of the applicable Index at the end of the Index Strategy Term. The Interim Value reflects the change in fair value due to economic factors of the investment instruments (including derivatives) supporting the Index Strategies. The Interim Value may result in a loss even if the Index Value at the time the Interim Value is calculated is higher than the Index Value on the Index Strategy Start Date.
For more information on the Interim Value calculations, please refer to “Charges and Adjustments” in this Prospectus.

SURRENDERS AND WITHDRAWALS

TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
You can access your Account Value through partial withdrawals, Income Withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. Any withdrawals (including Required Minimum Distributions) prior to the Income Effective Date will have no impact on future Income amounts except in the reduction of the Account Value, which is used to set the initial Annual Income Amount on the Income Effective Date.
You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct any Tax Charge that applies. If a withdrawal is taken from an Index Strategy before the Index Strategy End Date, the withdrawal will be based on the Interim Value. Please refer to “Charges and Adjustments” for more information. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently as permitted, partial withdrawals will be deducted first from the Variable Option. Only when the Variable Option has been depleted will any remaining withdrawal amount be deducted from the Index Strategies, on a proportional basis. The Owner can also request self-directed withdrawals from the Variable Option and Index Strategies of their choosing. Each of these types of distributions is described more fully below.
PARTIAL WITHDRAWALS AND INTERIM VALUE OF INDEX STRATEGIES
Any time a partial withdrawal occurs between Index Strategy Start and End Dates, the Index Strategy Base will be reduced in the same proportion that the total withdrawal reduced the Interim Value. A proportional reduction in your Index Strategy Base could be larger than the dollar amount of the withdrawal when the Index Strategy Base is greater than the Interim Value.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITY
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.
During Annuitization
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a Section 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Taxes” for information about qualified Annuities and for additional information about Non-qualified Annuities.
FREE WITHDRAWAL AMOUNTS
The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. Within the CDSC period, the Free Withdrawal amount is equal to 10% of the Purchase Payment during the first Annuity Year and 10% of the Account Value on the previous Contract Anniversary Date after the first Annuity Year. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a Free Withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

1.	The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.

2.	You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

Your withdrawal will include the amount of any applicable CDSC. You can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal. We will deduct the partial withdrawal from your Account Value in accordance with your instructions.
SYSTEMATIC WITHDRAWALS
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
If you establish a systematic withdrawal program to make withdrawals of the Annual Income Amount, we will automatically increase or decrease the withdrawal amounts each year as the Annual Income Amount is recalculated.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals can be made from your Account Value allocated to the Index Strategies or the Variable Option. Please note that systematic withdrawals may be subject to ordinary income tax, a 10% additional tax for withdrawals taken prior to age 59½, and Contingent Deferred Sales Charges. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal. In addition, systematic withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please refer to “Charges and Adjustments” for more information. Any time a systematic withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will also be reduced in the same proportion that the total withdrawal reduced the Interim Value.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
In the absence of instructions, systematic withdrawals will be taken on a proportional basis from all Variable Options until the Variable Options have been depleted, and then they will be taken proportionally from all the Index Strategies.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as Non-qualified Annuities, Section 72(q) of the Code may provide a similar exemption from additional tax. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC. In addition, systematic withdrawals under Sections 72(t)/72(q) taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please refer to “Charges and Adjustments” for more information. Any time a systematic withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will also be reduced in the same proportion that the total withdrawal reduced the Interim Value. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax.
Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled between the last Valuation Day prior to December 25th and December 31st of a given year, then we will implement the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans. In addition, Required Minimum Distribution withdrawals taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please refer to “Charges and Adjustments” for more information. Any time a Required Minimum Distribution withdrawal occurs before the Index Strategy End Date, the Index Strategy Base will also be reduced in the same proportion that the total withdrawal reduced the Interim Value.
The amount of the Required Minimum Distribution for your particular situation may depend on other Annuity, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
If withdrawals for the amount of your Required Minimum Distribution are paid out through a program of systematic withdrawals that we make available, such withdrawals will not be considered Excess Income during the Income Stage even if the amount of your Required Minimum Distribution exceeds the available Annual Income Amount. Under the systematic withdrawal program, we will pay out the greater of your Required Minimum Distribution as of the end of the prior calendar year and your Annual Income Amount as of the prior Index Anniversary Date. You may elect to have your Required Minimum Distribution paid out monthly, quarterly, semi-annually or annually. Once the frequency of distributions is elected, it cannot be changed.
If you choose to take your Required Minimum Distribution from this Annuity, unless we receive other instructions from you, we will take each Required Minimum Distribution first from the Variable Option in which your Account Value is allocated. Once the Account Value in the Variable Option has been depleted, we will deduct any remaining Required Minimum Distribution on a proportional basis from the Index Strategy in which you have Account Value allocated. If the amount of the Required Minimum Distribution reduces your Account Value below $2,000, we may treat the distribution as a full Surrender of the Annuity. After the Annuity Date, we will view the annuity payments as your Required Minimum Distributions with respect to the Annuity.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Taxes” for a further discussion of Required Minimum Distributions.
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Center in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Registered Separate Account within 7 days of our receipt of your request in Good Order at our Service Center.
WITHDRAWALS DURING THE INCOME STAGE
Income Withdrawals. Income Withdrawals reduce the Annual Income Amount available during an Annuity Year by the amount of the Withdrawal. Income Withdrawals during an Annuity Year that, in total, do not exceed the Annual Income Amount are not subject to any Contingent Deferred Sales Charges. Any unused Annual Income Amount cannot be carried over for use in future years.
Excess Income Withdrawals. Each withdrawal of Excess Income, including any applicable Contingent Deferred Sales Charge, proportionally reduces the Annual Income Amount for future years. Each proportional reduction is calculated by multiplying the Annual Income Amount by the ratio of Excess Income to the Account Value immediately after the withdrawal of any Annual Income Amount and before the withdrawal of the Excess Income. A withdrawal of Excess Income that brings your Account Value to $0, will result in termination of the Benefit and the Annuity.
Required Minimum Distributions. A Required Minimum Distribution is considered an Income Withdrawal from the Annuity during the Income Stage. The following rules apply with respect to a Required Minimum Distribution withdrawal.
If withdrawals for the amount of your Required Minimum Distribution are paid out through a program of systematic withdrawals that we make available, such withdrawals will not be considered Excess Income during the Income Stage even if the amount of your Required Minimum Distribution exceeds the available Annual Income Amount. Under the systematic withdrawal program, we will pay out the greater of your Required Minimum Distribution as of the end of the prior calendar year and your Annual Income Amount as of the prior Index Anniversary Date. You may elect to have your Required Minimum Distribution paid out monthly, quarterly, semi-annually or annually. Once the frequency of distributions is elected, it cannot be changed. Any additional withdrawals, if any, will be treated as Excess Income.

For purposes of this provision, Required Minimum Distributions are determined based on the value of this Annuity, and do not include the value of any other annuities, savings or investments subject to the Required Minimum Distribution rules. In any Annuity Year that the Required Minimum Distribution is greater than the Annual Income Amount, the excess amount of Income Withdrawals you make that exceed the Required Minimum Distribution amount calculated by us based on the value of this Annuity will be treated as Excess Income.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution, if not for the suspension, as eligible for treatment under this provision.
SURRENDER VALUE
During the Savings Stage and Income Stage, you can surrender your Annuity at any time and will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any pro-rated Benefit charge, and any applicable Tax Charges.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. We will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Period” in this prospectus for information on the impact of the minimum Surrender Value at Annuitization.
Your Surrender Value taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please refer to “Charges and Adjustments” for more information.
MEDICALLY-RELATED SURRENDERS
Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The availability and requirements of such a surrender and waiver may vary by state.
If you request a full surrender under the Medically Related Surrender provision, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity. For a Medically-Related Surrender taken from an Index Strategy before the Index Strategy End Date, the surrender will be based on the Interim Value. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59½ may be subject to a 10% additional tax and other tax consequences – see “Taxes”.
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

1.	If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

2.	If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

3.	If the Owner is one or more natural persons, all such Owners must also be alive at such time;

4.	We must receive satisfactory proof of the Owner’s (or the Annuitant’s if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;

5.	No subsequent Purchase Payments can be made to the Annuity; and

6.	Proceeds will only be sent by check or electronic fund transfer directly to the Owner.

We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under the Annuity and any other Annuity we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:

1.	first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Center; or

2.	first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not currently available in California and Massachusetts. See Appendix C for more information.

TAXES

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax advisor regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may be able to establish, subject to our rules and restrictions, an advisory fee deduction program for a qualified or Non-qualified Annuity such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a Non-qualified Annuity to be treated as not taxable.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Non-qualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NON-QUALIFIED ANNUITIES
In general, as used in this prospectus, a Non-qualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, all Annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount of any withdrawal that is subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your Non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Service (“IRS”). In accordance with the PLR, advisory fee payments from your Non-qualified Annuity are treated as an expense as long as your advisor attests to us that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice with respect to the Annuity and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to the 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole, primary, or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time, there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts that include Purchase Payments made prior to August 14, 1982 that are issued via 1035 exchange. Withdrawals from a contract with Purchase Payments made before August 14, 1982 are treated as a return of cost basis in the Annuity first until those pre-August 14, 1982 Purchase Payments are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982 is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. Under most circumstances, this rule does not apply if you transfer the Annuity to your spouse or if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax and possibly the 10% additional tax.
Taxes on Annuity Payments
If you select an annuity payment option as described in the “Annuity Period” section of this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $16,000 for estates and certain trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Non-Qualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Non-qualified Annuity. Amounts are not subject to this additional tax if:

●	the amount is paid on or after you reach age 59½;

●	the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);

●	the amount received is attributable to your becoming disabled (as defined in the Code);

●
generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually (please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years and the impermissible modification of payments during that time period will result in retroactive application of the 10% additional tax); or

●
the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, annuity contract or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed

(other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax advisor before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, annuity contract or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Non-Qualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are taxed at ordinary income tax rates. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

●	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

●
Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.

●
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining cost basis is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Non-qualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Non-qualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect a different tax withholding rate or elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the Annuity. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code.
See the “Benefits Available Under the Contract” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Non-qualified Annuity Variable Options must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the Variable Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. The tax law limits the amount of control you may have over choosing investments for your Annuity. If this “investor control” rule is violated your Annuity assets will be considered owned directly by you and you lose the favorable tax treatment generally afforded to annuities.
While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity contract for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity contract. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Non-Qualified Annuity.
Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Non-qualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means, for example, that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Non-Qualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may have been purchased for use in connection with:

●	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

●	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

●	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

●	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

●	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

●	Section 457 plans (subject to 457 of the Code).

A Non-qualified Annuity may have been purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The $1,000 catch-up contribution for IRA owners age 50 or older is indexed for inflation starting in 2024 in accordance with the Consolidated Appropriations Act, 2023 (which includes SECURE 2.0 of 2022 (“SECURE 2.0”). You may be able to claim a deduction for your contributions depending on your modified adjusted gross income. Go to www.irs.gov for the limits for each year.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law and the terms of the Annuity). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

●	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

●	Your rights as Owner are non-forfeitable;

●	You cannot sell, assign or pledge the Annuity;

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The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

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The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn the applicable age (see the Required Minimum Distribution rules for more details); and

●	Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Non-qualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

●	A 10% early withdrawal additional tax described below;

●	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

●	Failure to take a Required Minimum Distribution, also described below.

If you make any non-deductible contributions to your IRA, a portion of any subsequent distribution may be tax-free as a return of those contributions. You are required to keep track of this and determine the taxable and non-taxable portions. IRS rules require that we report the full amount of any distribution as taxable.
Simplified Employee Pensions (SEP). SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

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If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution and catch-up limits and compensation limit.

●	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

●
SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income with the employer making these contributions to the SEP. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch-up contribution amount. These amounts are indexed for inflation and may depend on the participant’s age. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Not all Annuities issued by us are available for SARSEPs.

●	You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

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Roth contributions are permitted for SEP IRAs starting in 2023. The Company does not currently offer Roth contributions for SEP IRAs, but we reserve the right to offer this contribution type in the future.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

●	Contributions to a Roth IRA cannot be deducted from your gross income;

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“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

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If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA (subject to a timing restriction), employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA. You may also purchase an Annuity for a Roth IRA, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a “conversion”). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax unless a distribution that is allocable to the rollover contribution is distributed within 5 years of the conversion).
In addition, SECURE 2.0 amends the Code to allow for tax and penalty free rollovers from 529 accounts to Roth IRAs, under certain conditions. Starting in 2024, beneficiaries of 529 college savings accounts would be permitted to roll over up to $35,000 over the course of their lifetime from any 529 account in their name to their Roth IRA. These rollovers generally are also subject to Roth IRA annual contribution limits, and the 529 account must have been open for at least 15 years, among other requirements.
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions). However, no recharacterizations of conversions can be made.
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law and the terms of the Annuity. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

●	Your attainment of age 59½;

●	Your severance of employment;

●	Your death;

●	Your total and permanent disability; or

●	Hardship

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn the applicable age or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal advisor regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach the applicable age (“required beginning date”) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs and designated Roth accounts under employer sponsored plans are not subject to these rules during the Owner’s lifetime.

If you were born...	Your “applicable age” is...
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75
The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the Required Minimum Distribution deadline so that a timely distribution is made. Please note that there is a 25% excise tax (a 50% excise tax applied prior to the 2023 taxable year) on the amount of any required minimum distribution not made in a timely manner. The excise tax on failure is further reduced from 25% to 10% if corrected in a timely manner and certain other conditions are met in accordance with SECURE 2.0.
Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial present value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. Under this option, we will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other tax favored retirement plans you may own. If a trustee-to-trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. In accordance with SECURE 2.0, a new optional method for calculating your RMDs may be available if you have an IRA in an annuity payout (or partial annuity payout), and an IRA in the deferral stage. Please contact your tax advisor to determine if this calculation method is appropriate for you. In addition, if you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your non-Roth IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply. These rules may also apply to other types of tax favored retirement plans such as TDAs.
Charitable IRA Distributions
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000 (indexed for inflation beginning after 2023), for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. The amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year. You should consult your tax advisor about whether a one-time distribution up to $50,000 (indexed for inflation beginning after 2023) that is made from your IRA to a “split-interest entity” can be excluded from your gross income.
The IRS has currently indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Unless otherwise required in the future by the IRS, we will report the distribution as a normal IRA distribution on Form 1099-R. In those instances, individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns. However, if we receive certification that the distribution satisfies the requirements, we will report the distribution as a charitable IRA distribution on Form 1099-R.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to Owner and Beneficiary deaths after 2019. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

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Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

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Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors and Beneficiaries that are not individuals.

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Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the post-death distribution requirements.

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Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

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Spousal continuation. If your beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by electing to treat your IRA as their own IRA. However, in certain circumstances the surviving spouse may have to take “hypothetical RMDs” (i.e., catch-up amounts required in accordance with the regulations).

The post-death distribution requirements are complex in numerous respects. Treasury has issued final and proposed regulations that may impact these required minimum distribution requirements. We reserve the right to make changes in order to comply with the final and proposed regulations, or any regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date. Similar rules may apply to designated Roth accounts under an employer-sponsored retirement plan. Consult your plan sponsor and tax advisor for more information on designated Roth accounts.

10% Additional Tax for Early Withdrawals from a Qualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan. Amounts are not subject to this additional tax if:

●	the amount is paid on or after you reach age 59½ or die;

●	the amount received is attributable to your becoming disabled; or

●
generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Certain modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)

There are a number of other exceptions to this tax that may apply. In addition, distributions that satisfy certain exceptions to this tax may be repaid in certain circumstances. You should consult your tax advisor for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

●	For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and

●	For all other distributions, we will withhold at a 10% rate.

If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. In addition, if you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes (including any estimated tax liabilities) on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required unless specifically required under the terms of the plan. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund. Non-qualified annuity contracts generally are subject to the same or similar federal income tax reporting and withholding requirements as IRAs and qualified retirement plans. As a result, we may determine in the future that we have an obligation to follow similar guidelines with respect to any amounts escheated from your Non-qualified Annuity.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner or domestic partner.

LEGAL PROCEEDINGS

As of the date of this prospectus, neither the Company nor the Registered Separate Account or Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although the Company and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Registered Separate Account, or the Company’s ability to meet its obligations under the Annuity, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuity.

FINANCIAL STATEMENTS

The financial statements of the Registered Separate Account and Pruco Life are incorporated by reference in the Statement of Additional Information.

ADDITIONAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you at www.prudential.com/regdocs/PLAZ-FLEXGUARD-INC-USP. or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as systematic withdrawals (including 72(t) payments and required minimum distributions), and bank drafting, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Service Center as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Registered Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Annuities Service Center
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity at: www.prudential.com/annuities
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
1600 Malone Street
Millville, NJ 08332
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudential.com/contact-us, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com/contact-us. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
PRUDENTIAL, THE PRUDENTIAL LOGO AND THE ROCK DESIGN ARE TRADEMARKS OF PRUDENTIAL FINANCIAL, INC. AND ITS RELATED ENTITIES, REGISTERED IN MANY JURISDICTIONS WORLDWIDE. USED UNDER LICENSE.
PRUDENTIAL FLEXGUARD INCOME SELECT IS A SERVICE MARK OR REGISTERED TRADEMARK OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND IS USED UNDER LICENSE BY ITS AFFILIATES.

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries. See Appendix G, “Financial Intermediary Variations” and the Cover Page for additional information.
Variable Options
The following is the Portfolio available under the Contract. More information about the Portfolio is available in the prospectus for the Portfolio, which may be amended from time to time and can be found online at www.prudential.com/regdocs/PLAZ-FLEXGUARD-INC-USP. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com.
The current expenses and performance information below reflects fees and expenses of the Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Fixed Income	PSF PGIM Government Money Market Portfolio - Class III[1] PGIM Fixed Income	0.57%	3.79%	2.87%	N/A
The additional information below may be applicable to the Portfolios listed in the above table.
PGIM Fixed Income is a business unit of PGIM, Inc.
1.	This Portfolio is not available during the Income Stage of the Benefit.
Index-Linked Options
The following is a list of Index Strategies currently available under the Contract. We may change the features of the Index Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Index Strategies, and terminate existing Index Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.prudential.com/flexguard-income-rates. While the Benefit remains in force, you may not be able to invest in certain Index Strategies, as noted below.
Note: If amounts are removed from an Index Strategy before the end of its Index Strategy Term, we will apply an Interim Value adjustment. This may result in a significant reduction in your Account Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Strategy Term.
See “Description of Insurance Company, Registered Separate Account, and Investment Options” in the prospectus for a description of the Index Strategies’ features. See “Charges and Adjustments” in the prospectus for more information about Interim Value adjustments.

Index	Type of Index	Index Strategy Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Index Strategy Term)	Minimum Limit on Index Gain (for the life of the Index Strategy)
Point-to-Point with Cap Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 1%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 1%
Invesco QQQ ETF[2]	Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 1%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 1%

MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 1%
Invesco QQQ ETF[2]	Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 1%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	15% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 1%
MSCI EAFE[1]	International Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 1%
Invesco QQQ ETF[2]	Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 1%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Point-to-Point with Cap Index Strategy	100% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
MSCI EAFE[1]	International Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	3-Year	Point-to-Point with Cap Index Strategy	10% Buffer	Minimum Cap Rate: 5%
S&P 500®1	U.S. Large-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 5%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 5%
MSCI EAFE[1]	International Equities	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 5%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	3-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 5%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
MSCI EAFE[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
Dimensional International Equity Focus[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	20% Buffer	Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%

MSCI EAFE[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%
Dimensional International Equity Focus[1]	International Equities	6-Year	Point-to-Point with Cap Index Strategy	30% Buffer	Minimum Cap Rate: 10%
Enhanced Cap Rate Index Strategy (For Annuities with an Application Sign Date on or after July 1, 2024)
S&P 500®1, Spread A	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
S&P 500®1, Spread B	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread A	International Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread B	International Equities	1-Year	Enhanced Cap Rate Index Strategy	10% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
S&P 500®1, Spread A	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
S&P 500®1, Spread B	U.S. Large-Cap Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread A	International Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
MSCI EAFE[1], Spread B	International Equities	1-Year	Enhanced Cap Rate Index Strategy	15% Buffer	Minimum Cap Rate: 1% Maximum Spread: 3%
Step Rate Plus Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Step Rate Plus Index Strategy	5% Buffer	Minimum Step Rate: 1% Minimum Participation Rate: 60%
MSCI EAFE[1]	International Equities	1-Year	Step Rate Plus Index Strategy	5% Buffer	Minimum Step Rate: 1% Minimum Participation Rate: 60%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Step Rate Plus Index Strategy	10% Buffer	Minimum Step Rate: 1% Minimum Participation Rate: 60%

Tiered Participation Rate Index Strategy
S&P 500®1	U.S. Large-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
MSCI EAFE[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
iShares® Russell 2000 ETF[2]	U.S. Small-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
Dimensional International Equity Focus[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	5% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
MSCI EAFE[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
AB 500 Plus IndexSM1	U.S. Large-Cap Equities with Exposure to Global Equity Markets	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
Dimensional International Equity Focus[1]	International Equities	6-Year	Tiered Participation Rate Index Strategy	10% Buffer	Minimum Participation Rate: 100% Maximum Tier Level: 35%
Dual Directional Index Strategy
S&P 500®1	U.S. Large-Cap Equities	1-Year	Dual Directional Index Strategy	10% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	1-Year	Dual Directional Index Strategy	15% Buffer	Minimum Cap Rate: 1%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	10% Buffer	Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	15% Buffer	Minimum Cap Rate: 10%
S&P 500®1	U.S. Large-Cap Equities	6-Year	Dual Directional Index Strategy	20% Buffer	Minimum Cap Rate: 10%
1. This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.
2. This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore do not reflect the dividends paid on the securities in which the ETF invests. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index Return and may cause the Index to underperform a direct investment in the ETF or the securities which the ETF invests.

●
Depending on the Index Strategy, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Annuity, ranges from 0% (with 100% buffer) to 95%
(with 5% buffer).

●	The Company does not guarantee that the Annuity will always offer Index Strategies that limit Index losses, which would mean risk of loss of the entire amount invested.

●	The Company limits the amount you can earn on an Index Strategy.

○
For Point-to-Point with Cap Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy
Term, 5% for a three-year Index Strategy Term and 10% for a six-year Index Strategy Term.

○	For Enhanced Cap Rate Index Strategies, the Guaranteed Minimum Cap Rate equals 1% and the Guaranteed Maximum Spread equals 3% for a one-year Index Strategy Term.

○	For Step Rate Plus Index Strategies, the Guaranteed Minimum Step Rate equals 1% and the Guaranteed Minimum Participation Rate equals 60%.

○	For Tiered Participation Rate Index Strategies, the Guaranteed Minimum Participation Rate equals 100% and the Guaranteed Maximum Tier Level equals 35%.

○	For Dual Directional Index Strategies, the Guaranteed Minimum Cap Rate equals 1% for a one-year Index Strategy Term and 10% for a six-year Index Strategy Term.

Investment Restrictions Related to the Benefit: During the Income Stage, only one-year Point-to-Point with Cap, one-year Dual Directional, one-year Step Rate Plus, and one-year Enhanced Cap Rate Index Strategies are available for investment.
See below for availability information during Income Stage for Step Rate Plus and Enhanced Cap Rate.
• Step Rate Plus - Available on FlexGuard Income contracts with an Index Anniversary Date of July 1, 2025 and after.
• Enhanced Cap Rate - Available on all FlexGuard Income contracts with an Index Anniversary Date of July 1, 2025 and after an Application Sign Date on/after July 1, 2024.

APPENDIX B – NET INVESTMENT FACTOR

The net investment factor for a Valuation Period is (a) divided by (b), less (c), where:

(a)	is the net result of:

(1)	the net asset value per share of the underlying mutual fund shares held by that Variable Option at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying mutual fund, plus or minus

(2)	any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Variable Option.

(b)	is the net result of:

(1)	the net asset value per share of the underlying mutual fund shares held by that Variable Option at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying mutual fund, plus or minus

(2)	any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of the Variable Option.

(c)	is the Insurance Charge and any applicable charge assessed against a Variable Option for any optional benefit attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in the Variable Option(s) at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.
B-1

APPENDIX C – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

Certain features of your Annuity may be different than the features described in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	Special Provisions
California	Medically-Related Surrenders are not available.
Florida	Annuitization available after one year.
Massachusetts	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option. Medically-Related Surrenders are not available.
Montana	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option.
Pennsylvania	The Step Rate Plus Index Strategies with 5% Buffers are not available. The Tiered Participation Rate Index Strategies with 5% Buffers are not available.
C-1

APPENDIX D - IMPORTANT INFORMATION ABOUT THE INDICES

S&P 500®:
“The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Pruco Life Insurance Company. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Pruco Life Insurance Company. Prudential FlexGuard Income are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Prudential FlexGuard Income or any member of the public regarding the advisability of investing in securities generally or in Prudential FlexGuard Income particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Pruco Life Insurance Company with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Pruco Life Insurance Company or the Prudential FlexGuard Income S&P Dow Jones Indices have no obligation to take the needs of Pruco Life Insurance Company or the owners of Prudential FlexGuard Income into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Prudential FlexGuard Income or the timing of the issuance or sale of Prudential FlexGuard Income or in the determination or calculation of the equation by which Prudential FlexGuard Income is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Prudential FlexGuard Income. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Prudential FlexGuard Income currently being issued by Pruco Life Insurance Company but which may be similar to and competitive with Prudential FlexGuard Income. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PRUCO LIFE INSURANCE COMPANY, OWNERS OF THE PRUDENTIAL FLEXGUARD INCOME, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PRUCO LIFE INSURANCE COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.”
MSCI EAFE:
THE PRUDENTIAL FLEXGUARD INCOME IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”). ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREA TING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PRUDENTIAL. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD INCOME OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING GENERALLY OR PURCHASING PRUDENTIAL FLEXGUARD INCOME OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO PRUDENTIAL FLEXGUARD INCOME OR THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD INCOME OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD INCOME OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF PRUDENTIAL FLEXGUARD INCOME TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH PRUDENTIAL FLEXGUARD INCOME IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF PRUDENTIAL FLEXGUARD INCOME OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALlTY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF PRUDENTIAL FLEXGUARD INCOME, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILlTY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILlTY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILlTY OF SUCH DAMAGES. No purchaser, seller or holder of this product or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCl’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Bloomberg U.S. Intermediate Credit Index:
“Bloomberg®” and Bloomberg U.S. Intermediate Credit Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Pruco Life Insurance Company.
Prudential FlexGuard Income is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Prudential FlexGuard Income or any member of the public regarding the advisability of investing in securities generally or in Prudential FlexGuard Income particularly. The only relationship of Bloomberg to Pruco Life Insurance Company is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Intermediate Credit Index, which is determined, composed and calculated by BISL without regard to Pruco Life Insurance Company or Prudential FlexGuard Income. Bloomberg has no obligation to take the needs of Pruco Life Insurance Company or the owners of the Prudential FlexGuard Income into consideration in determining, composing or calculating the Bloomberg U.S. Intermediate Credit Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Prudential FlexGuard Income to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Prudential FlexGuard Income customers, in connection with the administration, marketing or trading of Prudential FlexGuard Income.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRUCO LIFE INSURANCE COMPANY, OWNERS OF THE PRUDENTIAL FLEXGUARD OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE PRUDENTIAL FLEXGUARD OR BLOOMBERG U.S. INTERMEDIATE CREDIT INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Invesco QQQ ETF:
Invesco Capital Management LLC (“ICM”) serves as sponsor of Invesco QQQ TrustSM, Series 1 (“Invesco QQQ ETF”) and Invesco Distributors, Inc. (“IDI”), an affiliate of ICM serves as distributor for Invesco QQQ ETF. The mark “Invesco” is the property of Invesco Holding Company Limited and is used under license. That trademark and the ability to offer a product based on Invesco QQQ ETF have been licensed for certain purposes by Pruco Life Insurance Company and its wholly-owned subsidiaries and affiliates (collectively, “Prudential”). Products offered by Prudential are not sponsored, endorsed, sold or promoted by ICM or Invesco Holding Company Limited, and purchasers of such products do not acquire any interest in Invesco QQQ ETF nor enter into any relationship with ICM or its affiliates. ICM makes no representations or warranties, express or implied, to the owners of any products offered by Prudential. ICM has no obligation or liability for any errors, omissions, interruptions or use of Invesco QQQ ETF or any data related thereto, or with the operation, marketing trading or sale of any products or services offered by Prudential.
Nasdaq®, Nasdaq-100®, Nasdaq-100 Index®, and QQQ®, are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use for certain purposes by Pruco Life Insurance Company and its wholly-owned subsidiaries and affiliates (collectively, “Prudential”). Prudential FlexGuard Income (“Product”) has not been passed on by the Corporations as to their legality or suitability. The Product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

iShares® Russell 2000 ETF:
The iShares® Russell 2000 ETF is distributed by BlackRock Investments, LLC. iShares® and BlackRock®, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to Pruco Life Insurance Company for certain purposes. Pruco Life Insurance Company’s products and services are not sponsored, endorsed, sold, or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® Russell 2000 ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by Pruco Life Insurance Company or any member of the public regarding the advisability of purchasing any product or service offered by Pruco Life Insurance Company. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares® Russell 2000 ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any Pruco Life Insurance Company product or service offered by Pruco Life Insurance Company.
All rights in the Russell®2000 Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell®2000 is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.
The Index is calculated by or on behalf of Frank Russell Company or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of Prudential FlexGuard Income. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from Prudential FlexGuard Income or the suitability of the Index for the purpose to which it is being put by Pruco Life Insurance Company.
AB 500 Plus IndexSM:
The AB 500 Plus IndexSM (the “Index”) is a rules-based index based upon several US and global equity indices. The Index seeks to tactically allocate to certain indices when their expected return potential is elevated as compared to the expected return potential of the largest US public companies. By following proprietary positioning signals, the index aims to keep a low tracking error to the largest US public companies, while providing differentiated returns via its tactical selection.
The Index is calculated by a third party (“Calculation Agent”) using a methodology developed by AllianceBernstein L.P. (“AB”). The Prudential FlexGuard Income indexed variable annuity to which this disclosure applies (the “Product”) has been developed solely by Pruco Life Insurance Company (“Licensee”). The Product is not in any way connected to or sponsored, endorsed, sold or promoted by AB or its affiliates. AB does not provide investment advice to the Product or the owners of the Product, and in no event shall any contract owner of a Product be deemed to be a client of AB. AB and Calculation Agent shall have no liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in, the Index or (b) the purchase of, or operation of, the Product. AB makes no claim, prediction, warranty or representation either as to the results to be obtained from the Product or the suitability of the Index for the purpose to which it is being put by Licensee.
Indices and related information provided by AB or its affiliates, as well as the names “AllianceBernstein” and “AB”, the name of the Index, any related trademarks, are intellectual property owned by, licensed from, AB and may not be copied, or used without AB’s prior written approval. AB provides Index information to Licensee; any further use of this information is subject to the laws and regulations applicable to Licensee, and Licensee is solely responsible for ensuring that its use of the Index complies with all applicable laws and regulations.
ISHARES® AND BLACKROCK® ARE REGISTERED TRADEMARKS OF BLACKROCK, INC. AND ITS AFFILIATES (“BLACKROCK”) AND ARE USED UNDER LICENSE. BLACKROCK MAKES NO REPRESENTATIONS OR WARRANTIES REGARDING THE ADVISABILITY OF INVESTING IN ANY PRODUCT OR THE USE OF ANY SERVICE OFFERED BY ALLIANCE BERNSTEIN. BLACKROCK HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE OPERATION, MARKETING, TRADING OR SALE OF ANY PRODUCT OR SERVICE OFFERED BY ALLIANCE BERNSTEIN.
INVESCO CAPITAL MANAGEMENT LLC (“ICM”) SERVES AS SPONSOR OF INVESCO QQQ TRUSTSM, SERIES 1 (“INVESCO QQQ ETF”). THE MARK “INVESCO” IS THE PROPERTY OF INVESCO HOLDING COMPANY LIMITED AND IS USED WITH PERMISSION. PRODUCTS OFFERED BY PRUCO LIFE INSURANCE COMPANY, INCLUDING PRUDENTIAL FLEXGUARD INCOME INDEXED VARIABLE ANNUITY, ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ICM OR INVESCO HOLDING COMPANY LIMITED, AND PURCHASERS OF SUCH PRODUCTS DO NOT ACQUIRE ANY INTEREST IN INVESCO QQQ ETF NOR ENTER INTO ANY RELATIONSHIP WITH ICM OR ITS AFFILIATES. ICM MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRUDENTIAL FLEXGUARD INCOME INDEXED VARIABLE ANNUITY AND ICM HAS NO OBLIGATION OR LIABILITY FOR ANY ERRORS, OMISSIONS, INTERRUPTIONS OR USE OF INVESCO QQQ ETF OR ANY DATA RELATED THERETO. THE PRUDENTIAL FLEXGUARD INCOME INDEXED VARIABLE ANNUITY IS ISSUED, MARKETED, OPERATED, AND MANAGED BY THE PRUCO LIFE INSURANCE COMPANY WHO IS SOLELY AND EXCLUSIVELY RESPONSIBLE FOR THE PRUDENTIAL FLEXGUARD INCOME INDEXED VARIABLE ANNUITY.
THE “S&P 500 INDEX” IS A PRODUCT OF S&P DOW JONES INDICES LLC OR ITS AFFILIATES (“SPDJI”) AND/OR THEIR THIRD PARTY LICENSORS (AS APPLICABLE), AND HAS BEEN LICENSED FOR USE BY ALLIANCEBERNSTEIN L.P. STANDARD & POOR’S® AND S&P® ARE REGISTERED TRADEMARKS OF STANDARD & POOR’S FINANCIAL SERVICES LLC (“S&P”); DOW JONES® IS A REGISTERED TRADEMARK OF DOW JONES TRADEMARK HOLDINGS LLC (“DOW JONES”); AND THESE TRADEMARKS HAVE BEEN LICENSED FOR USE BY SPDJI AND SUBLICENSED FOR CERTAIN PURPOSES BY ALLIANCEBERNSTEIN L.P. AB 500 PLUS INDEX IS NOT SPONSORED, ENDORSED, SOLD OR

PROMOTED BY SPDJI, DOW JONES, S&P, THEIR RESPECTIVE AFFILIATES, OR THEIR THIRD PARTY LICENSORS (AS APPLICABLE) AND NONE OF SUCH PARTIES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN SUCH PRODUCT(S) NOR DO THEY HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS OF THE “S&P 500 INDEX.”
Any data shown for the Index prior to its inception is hypothetical and back-casted using criteria applied retroactively, and it has several inherent limitations. Pre-inception data does not represent actual changes in the Index value. It benefits from hindsight, and the Index rules were selected with knowledge of factors that would affect the performance of the Index. Had the Index rules been established at the start of the period shown, the Index criteria may have been different and may not have produced the Index values shown. There are frequently significant differences between hypothetical Index values and the actual Index values.
The rules for computing the Index value include an annual 0.75% reduction. The published Index value is inclusive of this reduction.
PAST CHANGES IN THE VALUE OF THE INDEX IS NOT A GUARANTEE OR A RELIABLE INDICATOR OF FUTURE RESULTS. NEITHER HISTORICAL NOR HYPOTHETICAL HISTORICAL CHANGES IN VALUE OF THE INDEX SHOULD BE TAKEN AS AN INDICATION OF FUTURE RESULTS.
AB MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO ANY INDEX, ANY RELATED INFORMATION, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THE QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS OF SUCH INDEX, RELATED INFORMATION OR PRODUCTS). FURTHER, AB MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND, AND AB HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH AB INDEX AND ANY DATA INCLUDED THEREIN.
Dimensional International Equity Focus Index:
The Dimensional International Equity Focus Index (the “Index”) is sponsored and published by Dimensional Fund Advisors LP (“Dimensional”). References to Dimensional include its respective directors, officers, employees, representatives, delegates or agents. The use of “Dimensional” in the name of the Index and the related stylized mark(s) are service marks of Dimensional and have been licensed for use by Pruco Life Insurance Company (“PRUCO”). PRUCO has entered into a license agreement with Dimensional providing for the right to use the Index and related trademarks in connection with the FlexGuard indexed variable annuity (the “Financial Product”). The Financial Product is not sponsored, endorsed, sold or promoted by Dimensional, and Dimensional makes no representation regarding the advisability of the purchase of such Financial Product. Dimensional has no responsibilities, obligations or duties to purchasers of the Financial Product, nor does Dimensional make any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use with respect to the Index, or as to results to be obtained by a Financial Product or any other person or entity from the use of the Index, trading based on the Index, the levels of the Index at any particular time on any particular date, or any data included therein, either in connection with the Financial Product or for any other use. Dimensional has no obligation or liability in connection with the administration, marketing or selling of the Financial Product. In certain circumstances, Dimensional may suspend or terminate the Index. Dimensional has appointed a third-party agent (the “Index Calculation Agent”) to calculate and maintain the Index. While Dimensional is responsible for the operation of the Index, certain aspects have thus been outsourced to the Index Calculation Agent. Dimensional does not guarantee the accuracy, timeliness or completeness of the Index, or any data included therein or the calculation thereof or any communications with respect thereto. Dimensional has no liability for any errors, omissions or interruptions of the Index or in connection with its use. In no event shall Dimensional have any liability of whatever nature for any losses, damages, costs, claims and expenses (including any special, punitive, direct, indirect or consequential damages (including lost profits)) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages. Dimensional has provided PRUCO with all material information related to the Index methodology and the maintenance, operation and calculation of the Index. Dimensional makes no representation with respect to the completeness of information related to the Index provided by PRUCO in connection with the offer or sale of any Financial Product. Dimensional acts as principal and not as agent or fiduciary of any other person. Dimensional has not published or approved this document, nor does Dimensional accept any responsibility for its contents or use.

APPENDIX E – HISTORICAL INDEX LINKED VARIABLE INCOME BENEFIT PERCENTAGES AND RATES

The Benefit Terms below apply for applications signed* on or after October 1, 2024 until a new Index Linked Variable Income Benefit Supplement is published with updated Benefit Terms.

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
45	3.55%	3.00%	0.25%
46	3.60%	3.05%	0.25%
47	3.65%	3.10%	0.25%
48	3.70%	3.15%	0.25%
49	3.75%	3.20%	0.25%
50	3.80%	3.25%	0.25%
51	3.90%	3.35%	0.25%
52	4.00%	3.45%	0.25%
53	4.10%	3.55%	0.25%
54	4.20%	3.65%	0.25%
55	4.30%	3.75%	0.30%
56	4.40%	3.85%	0.30%
57	4.50%	3.95%	0.30%
58	4.60%	4.05%	0.30%
59	4.70%	4.15%	0.30%
60	4.80%	4.25%	0.35%
61	4.90%	4.35%	0.35%
62	5.00%	4.45%	0.35%
63	5.10%	4.55%	0.35%
64	5.20%	4.65%	0.35%
65	5.30%	4.75%	0.40%
66	5.40%	4.85%	0.40%
67	5.50%	4.95%	0.40%
68	5.60%	5.05%	0.40%
69	5.70%	5.15%	0.40%
70	5.80%	5.25%	0.45%
71	5.90%	5.35%	0.45%
72	6.00%	5.45%	0.45%
73	6.10%	5.55%	0.45%
74	6.20%	5.65%	0.45%
75	6.30%	5.75%	0.50%
76	6.40%	5.85%	0.50%
77	6.50%	5.95%	0.50%
78	6.60%	6.05%	0.50%
79	6.70%	6.15%	0.50%

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
80	6.80%	6.25%	0.55%
The Benefit Terms below apply for applications signed* on or after August 1, 2024 until a new Index Linked Variable Income Benefit Supplement is published with updated Benefit Terms.

Waiting Period	1 Year from Index Effective Date

Benefit Charge	1.45% Annually
Income Percentages and Income Deferral Rates
The applicable Income Percentage and Income Deferral Rate is based on the attained age of the Protected Life (or younger of the Joint Protected Lives) on the Index Effective Date, according to the tables below:

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
45	3.80%	3.25%	0.25%
46	3.85%	3.30%	0.25%
47	3.90%	3.35%	0.25%
48	3.95%	3.40%	0.25%
49	4.00%	3.45%	0.25%
50	4.05%	3.50%	0.25%
51	4.15%	3.60%	0.25%
52	4.25%	3.70%	0.25%
53	4.35%	3.80%	0.25%
54	4.45%	3.90%	0.25%
55	4.55%	4.00%	0.30%
56	4.65%	4.10%	0.30%
57	4.75%	4.20%	0.30%
58	4.85%	4.30%	0.30%
59	4.95%	4.40%	0.30%
60	5.05%	4.50%	0.35%
61	5.15%	4.60%	0.35%
62	5.25%	4.70%	0.35%
63	5.35%	4.80%	0.35%
64	5.45%	4.90%	0.35%
65	5.55%	5.00%	0.40%
66	5.65%	5.10%	0.40%
67	5.75%	5.20%	0.40%
68	5.85%	5.30%	0.40%
69	5.95%	5.40%	0.40%
70	6.05%	5.50%	0.45%
71	6.15%	5.60%	0.45%
72	6.25%	5.70%	0.45%
73	6.35%	5.80%	0.45%

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
74	6.45%	5.90%	0.45%
75	6.55%	6.00%	0.50%
76	6.65%	6.10%	0.50%
77	6.75%	6.20%	0.50%
78	6.85%	6.30%	0.50%
79	6.95%	6.40%	0.50%
80	7.05%	6.50%	0.55%
The Benefit Terms below apply for applications signed* on or after February 1, 2024 until a new Index Linked Variable Income Benefit Supplement is published with updated Benefit Terms.

Waiting Period	1 Year from Index Effective Date

Benefit Charge	1.45% Annually
Income Percentages and Income Deferral Rates
The applicable Income Percentage and Income Deferral Rate is based on the attained age of the Protected Life (or younger of the Joint Protected Lives) on the Index Effective Date, according to the tables below:

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
45	3.55%	3.00%	0.25%
46	3.60%	3.05%	0.25%
47	3.65%	3.10%	0.25%
48	3.70%	3.15%	0.25%
49	3.75%	3.20%	0.25%
50	3.80%	3.25%	0.25%
51	3.90%	3.35%	0.25%
52	4.00%	3.45%	0.25%
53	4.10%	3.55%	0.25%
54	4.20%	3.65%	0.25%
55	4.30%	3.75%	0.30%
56	4.40%	3.85%	0.30%
57	4.50%	3.95%	0.30%
58	4.60%	4.05%	0.30%
59	4.70%	4.15%	0.30%
60	4.80%	4.25%	0.35%
61	4.90%	4.35%	0.35%
62	5.00%	4.45%	0.35%
63	5.10%	4.55%	0.35%
64	5.20%	4.65%	0.35%
65	5.30%	4.75%	0.40%
66	5.40%	4.85%	0.40%
67	5.50%	4.95%	0.40%

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
68	5.60%	5.05%	0.40%
69	5.70%	5.15%	0.40%
70	5.80%	5.25%	0.45%
71	5.90%	5.35%	0.45%
72	6.00%	5.45%	0.45%
73	6.10%	5.55%	0.45%
74	6.20%	5.65%	0.45%
75	6.30%	5.75%	0.50%
76	6.40%	5.85%	0.50%
77	6.50%	5.95%	0.50%
78	6.60%	6.05%	0.50%
79	6.70%	6.15%	0.50%
80	6.80%	6.25%	0.55%
The Benefit Terms below apply for applications signed* on or after December 15, 2023 until a new Index Linked Variable Income Benefit Supplement is published with updated Benefit Terms.

Waiting Period	3 Year(s) from Index Effective Date

Benefit Charge	1.45% Annually
Income Percentages and Income Deferral Rates
The applicable Income Percentage and Income Deferral Rate is based on the attained age of the Protected Life (or younger of the Joint Protected Lives) on the Index Effective Date, according to the tables below:

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
45	3.55%	3.00%	0.25%
46	3.60%	3.05%	0.25%
47	3.65%	3.10%	0.25%
48	3.70%	3.15%	0.25%
49	3.75%	3.20%	0.25%
50	3.80%	3.25%	0.25%
51	3.90%	3.35%	0.25%
52	4.00%	3.45%	0.25%
53	4.10%	3.55%	0.25%
54	4.20%	3.65%	0.25%
55	4.30%	3.75%	0.30%
56	4.40%	3.85%	0.30%
57	4.50%	3.95%	0.30%
58	4.60%	4.05%	0.30%
59	4.70%	4.15%	0.30%
60	4.80%	4.25%	0.35%

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
61	4.90%	4.35%	0.35%
62	5.00%	4.45%	0.35%
63	5.10%	4.55%	0.35%
64	5.20%	4.65%	0.35%
65	5.30%	4.75%	0.40%
66	5.40%	4.85%	0.40%
67	5.50%	4.95%	0.40%
68	5.60%	5.05%	0.40%
69	5.70%	5.15%	0.40%
70	5.80%	5.25%	0.45%
71	5.90%	5.35%	0.45%
72	6.00%	5.45%	0.45%
73	6.10%	5.55%	0.45%
74	6.20%	5.65%	0.45%
75	6.30%	5.75%	0.50%
76	6.40%	5.85%	0.50%
77	6.50%	5.95%	0.50%
78	6.60%	6.05%	0.50%
79	6.70%	6.15%	0.50%
80	6.80%	6.25%	0.55%
The Benefit Terms below apply for applications signed* on or after December 15, 2022 until a new Index Linked Variable Income Benefit Supplement is published with updated Benefit Terms.

Waiting Period	1 Year from Index Effective Date

Benefit Charge	1.45% Annually
Income Percentages and Income Deferral Rates
The applicable Income Percentage and Income Deferral Rate is based on the attained age of the Protected Life (or younger of the Joint Protected Lives) on the Index Effective Date, according to the tables below:

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
45	3.15%	2.60%	0.25%
46	3.20%	2.65%	0.25%
47	3.25%	2.70%	0.25%
48	3.30%	2.75%	0.25%
49	3.35%	2.80%	0.25%
50	3.40%	2.85%	0.25%
51	3.50%	2.95%	0.25%
52	3.60%	3.05%	0.25%
53	3.70%	3.15%	0.25%

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
54	3.80%	3.25%	0.25%
55	3.90%	3.35%	0.30%
56	4.00%	3.45%	0.30%
57	4.10%	3.55%	0.30%
58	4.20%	3.65%	0.30%
59	4.30%	3.75%	0.30%
60	4.40%	3.85%	0.35%
61	4.50%	3.95%	0.35%
62	4.60%	4.05%	0.35%
63	4.70%	4.15%	0.35%
64	4.80%	4.25%	0.35%
65	4.90%	4.35%	0.40%
66	5.00%	4.45%	0.40%
67	5.10%	4.55%	0.40%
68	5.20%	4.65%	0.40%
69	5.30%	4.75%	0.40%
70	5.40%	4.85%	0.45%
71	5.50%	4.95%	0.45%
72	5.60%	5.05%	0.45%
73	5.70%	5.15%	0.45%
74	5.80%	5.25%	0.45%
75	5.90%	5.35%	0.50%
76	6.00%	5.45%	0.50%
77	6.10%	5.55%	0.50%
78	6.20%	5.65%	0.50%
79	6.30%	5.75%	0.50%
80	6.40%	5.85%	0.55%
The Benefit Terms below apply for applications signed* on or after June 15, 2022 until a new Index Linked Variable Income Benefit Supplement is published with updated Benefit Terms.

Waiting Period	1 Year from Index Effective Date

Benefit Charge	1.45% Annually
Income Percentages and Income Deferral Rates
The applicable Income Percentage and Income Deferral Rate is based on the attained age of the Protected Life (or younger of the Joint Protected Lives) on the Index Effective Date, according to the tables below:

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
45	3.00%	2.45%	0.25%
46	3.05%	2.50%	0.25%

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
47	3.10%	2.55%	0.25%
48	3.15%	2.60%	0.25%
49	3.20%	2.65%	0.25%
50	3.25%	2.70%	0.25%
51	3.35%	2.80%	0.25%
52	3.45%	2.90%	0.25%
53	3.55%	3.00%	0.25%
54	3.65%	3.10%	0.25%
55	3.75%	3.20%	0.30%
56	3.85%	3.30%	0.30%
57	3.95%	3.40%	0.30%
58	4.05%	3.50%	0.30%
59	4.15%	3.60%	0.30%
60	4.25%	3.70%	0.35%
61	4.35%	3.80%	0.35%
62	4.45%	3.90%	0.35%
63	4.55%	4.00%	0.35%
64	4.65%	4.10%	0.35%
65	4.75%	4.20%	0.40%
66	4.85%	4.30%	0.40%
67	4.95%	4.40%	0.40%
68	5.05%	4.50%	0.40%
69	5.15%	4.60%	0.40%
70	5.25%	4.70%	0.45%
71	5.35%	4.80%	0.45%
72	5.45%	4.90%	0.45%
73	5.55%	5.00%	0.45%
74	5.65%	5.10%	0.45%
75	5.75%	5.20%	0.50%
76	5.85%	5.30%	0.50%
77	5.95%	5.40%	0.50%
78	6.05%	5.50%	0.50%
79	6.15%	5.60%	0.50%
80	6.25%	5.70%	0.55%
The Benefit Terms below apply for applications signed* on or after April 1, 2022 until a new Index Linked Variable Income Benefit Supplement is published with updated Benefit Terms.

Waiting Period	1 Year from Index Effective Date

Benefit Charge	1.45% Annually

Income Percentages and Income Deferral Rates
The applicable Income Percentage and Income Deferral Rate is based on the attained age of the Protected Life (or younger of the Joint Protected Lives) on the Index Effective Date, according to the tables below:

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
45	3.30%	2.75%	0.25%
46	3.35%	2.80%	0.25%
47	3.40%	2.85%	0.25%
48	3.45%	2.90%	0.25%
49	3.50%	2.95%	0.25%
50	3.55%	3.00%	0.25%
51	3.65%	3.10%	0.25%
52	3.75%	3.20%	0.25%
53	3.85%	3.30%	0.25%
54	3.95%	3.40%	0.25%
55	4.05%	3.50%	0.30%
56	4.15%	3.60%	0.30%
57	4.25%	3.70%	0.30%
58	4.35%	3.80%	0.30%
59	4.45%	3.90%	0.30%
60	4.55%	4.00%	0.35%
61	4.65%	4.10%	0.35%
62	4.75%	4.20%	0.35%
63	4.85%	4.30%	0.35%
64	4.95%	4.40%	0.35%
65	5.05%	4.50%	0.40%
66	5.15%	4.60%	0.40%
67	5.25%	4.70%	0.40%
68	5.35%	4.80%	0.40%
69	5.45%	4.90%	0.40%
70	5.55%	5.00%	0.45%
71	5.65%	5.10%	0.45%
72	5.75%	5.20%	0.45%
73	5.85%	5.30%	0.45%
74	5.95%	5.40%	0.45%
75	6.05%	5.50%	0.50%
76	6.15%	5.60%	0.50%
77	6.25%	5.70%	0.50%
78	6.35%	5.80%	0.50%
79	6.45%	5.90%	0.50%
80	6.55%	6.00%	0.55%

The Benefit Terms below apply for applications signed* on or after October 1, 2021 until a new Index Linked Variable Income Benefit Supplement is published with updated Benefit Terms.

Waiting Period	1 Year from Index Effective Date

Benefit Charge	1.45% Annually
Income Percentages and Income Deferral Rates
The applicable Income Percentage and Income Deferral Rate is based on the attained age of the Protected Life (or younger of the Joint Protected Lives) on the Index Effective Date, according to the tables below:

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
45	2.90%	2.35%	0.25%
46	2.95%	2.40%	0.25%
47	3.00%	2.45%	0.25%
48	3.05%	2.50%	0.25%
49	3.10%	2.55%	0.25%
50	3.15%	2.60%	0.25%
51	3.25%	2.70%	0.25%
52	3.35%	2.80%	0.25%
53	3.45%	2.90%	0.25%
54	3.55%	3.00%	0.25%
55	3.65%	3.10%	0.30%
56	3.75%	3.20%	0.30%
57	3.85%	3.30%	0.30%
58	3.95%	3.40%	0.30%
59	4.05%	3.50%	0.30%
60	4.15%	3.60%	0.35%
61	4.25%	3.70%	0.35%
62	4.35%	3.80%	0.35%
63	4.45%	3.90%	0.35%
64	4.55%	4.00%	0.35%
65	4.65%	4.10%	0.40%
66	4.75%	4.20%	0.40%
67	4.85%	4.30%	0.40%
68	4.95%	4.40%	0.40%
69	5.05%	4.50%	0.40%
70	5.15%	4.60%	0.45%
71	5.25%	4.70%	0.45%
72	5.35%	4.80%	0.45%
73	5.45%	4.90%	0.45%
74	5.55%	5.00%	0.45%
75	5.65%	5.10%	0.50%

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
76	5.75%	5.20%	0.50%
77	5.85%	5.30%	0.50%
78	5.95%	5.40%	0.50%
79	6.05%	5.50%	0.50%
80	6.15%	5.60%	0.55%
*Please Note: In order for you to receive the Benefit Terms reflected in this Supplement, your Annuity application must be signed on or after the date set forth above and before new Benefit Terms are established through a new Supplement. From the date you sign your Annuity application, we must also receive that paperwork in Good Order within 15 calendar days, and the new Annuity must be issued within 45 calendar days of the date the application was signed. If these conditions are not met, and you decide to proceed with the purchase of the Annuity, you will receive the Benefit Terms that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

APPENDIX F - PERFORMANCE LOCK

The following Example demonstrates how an automatic Performance Lock could work. The numbers used are hypothetical and do not reflect the proportional reduction of the Index Strategy Base due to any applicable Benefit charges.
Example: Automatic Performance Lock with Withdrawal and Reallocation
In Pennsylvania, and for Annuities issued on or after July 1, 2024 in all states, the definition of B in the example below is replaced with the fair value of the replicating portfolio of options under initial market conditions, with straight-line amortization to the end of the Index Strategy Term and would therefore differ from the number indicated in the hypothetical example below.
In this example, the initial premium of $100,000 is assumed to be allocated 100% in a 3-year Index Strategy term on 1/23/2023:

●	Index Strategy Start Date: 1/23/2023

●	Index Strategy End Date: 1/23/2026

●	Index Strategy Base on 1/23/2023(A): $100,000

●	Market Index Rate on Index Strategy Start Date (C): 2%

On 2/15/2023, an automatic Performance Lock target of 10% request is received, in Good Order. No transactions occur since the Index Strategy Start Date.
On or after the date the automatic Performance Lock target is set, at the end of every Valuation Day the Performance Lock Value is calculated and compared to the Index Strategy Base to evaluate if the automatic Performance Lock target is reached. If the result is greater than or equal to the automatic Performance Lock target, then the Performance Lock is executed on that Valuation Day.
When determining whether the automatic Performance Lock target is reached, we first divide the Performance Lock Value to the Index Strategy Base and subtract by 1. The result is then compared to the automatic Performance Lock target.
Here is the date that the automatic Performance Lock target is not reached on, 6/17/2024, and no Performance Lock occurs on this Valuation Day:

●	(A): $100,000

●	Fair Value of the replicating portfolio of options under initial market conditions (B): $2,520

●	Market Index Rate on Index Strategy Start Date (C): 2%

●	Current Market Index Rate (D): 3%

●	Time to Index Strategy End Date (E): 585/365 = 1.60274

●	Fair Value of replicating portfolio of options (2): $12,250

Performance Lock Value compared to Index Strategy Base (%): [($100,000 - $2,520) + $12,250]/$100,000 – 1 = 9.73%. Since 9.73% is less 10%, no Performance Lock occurs.
Interim Value: (A – B) x [(1 + C) / (1 + D)]^E + (2) = ($100,000 - $2,520)×[(1.02/1.03)]^(1.60274) + $12,250 = $108,217.60
Here is the date that automatic Performance Lock target is reached on, 6/18/2024, and the Performance Lock is processed on this Valuation Day:

●	(A): $100,000

●	(B): $2,500

●	(C): 2%

●	(D): 3.10%

●	(E): 584/365 = 1.6000

●	(2): $12,600

Performance Lock Value compared to Index Strategy Base (%): (($100,000 - $2,500) + $12,600)/$100,000 – 1 = 10.10%. Since 10.10% is great than 10%, Performance Lock is processed.

●	Performance Lock Value: (A – B) + (2) = ($100,000 - $2,500) + $12,600 = $110,100

●	Interim Value: (A – B) x [(1 + C) / (1 + D)]^E + (2) = ($100,000 - $2,500) × [(1.02/1.031)]^(1.60) + $12,600 = $108,440.93

On 9/17/2024, a withdrawal of $10,000 occurs. The Interim Value after the Performance Lock and Performance Lock Value are calculated below:

●	(A): $100,000

●	(B): $2,500

●	(C): 2%

●	(D): 2.90%

●	(E): 493/365 = 1.35068

●	(2): $12,600

Interim Value Immediately prior to withdrawal: ($100,000 - $2,500) × [(1.02/1.029)]^(1.35068) + $12,600 = $108,949.95
F-1

●	Withdrawal % of Interim Value: $10,000/$108,949.95= 9.17853%

●	(A) after withdrawal: $100,000× (1-.0917853) = $90,821.47

●	(B) after withdrawal: $2,500× (1-.0917853) = $2,270.54

●	(C): 2%

●	(D): 2.90%

●	(E): 1.35068

●	(2) after withdrawal: $12,600× (1-.0917853) = $11,443.51

●	Performance Lock Value after withdrawal: (A – B) + (2) = ($90,821.47 - $2,270.54) + $11,443.51 = $99,994.44

●	Interim Value after withdrawal: (A – B) x [(1 + C) / (1 + D)]^E + (2) = ($90,821.47 - $2,270.54) × [(1.02/1.029)]^(1.35068) + $11,443.51 = $98,949.95

Below is partial anniversary reallocation:
On 1/23/2025, the Interim Value is calculated as follows:

●	(A): $90,821.47

●	(B): $2,270.54

●	(C): 2%

●	(D): 2.80%

●	(E): 365/365 = 1.00000

●	(2): $11,443.51

Interim Value on 1/23/2025: (A – B) x [(1 + C) / (1 + D)]^E + (2) = ($90,821.47 - $2,270.54) × [(1.02/1.028)]^(1.00000) + $11,443.51 = $99,305.33
On this Index Anniversary, a partial reallocation to a 1-year Index Strategy term on 1/23/2025 of $50,000 occurs, with 100% of the $50,000 being allocated to the new Index Strategy. For this example, we will not be tracking calculations related to this additional strategy. The impacts of the reallocation to the Interim Value and Performance Lock Value are calculated below:

●	Interim Value Immediately Prior to Reallocation: $99,305.33

●	Reallocation % of Interim Value: $50,000/$99,305.33= 50.34976%

●	(A) after reallocation: $90,821.47× (1-.5034976) = $45,093.08

●	(B) after reallocation: $2,270.54× (1-.5034976) = $1,127.33

●	(C): 2%

●	(D): 2.8%

●	(E): 1.00000

●	(2) after reallocation: $11,443.51× (1-.5034976) = $5,681.73

Performance Lock Value after reallocation: (A – B) + (2) = ($45,093.08- $1,127.33) + $5,681.73= $49,647.48
Interim Value after reallocation: (A – B) x [(1 + C) / (1 + D)]^E + (2) = ($45,093.08- $1,127.33) × [(1.02/1.028)]^(1.00000) + $5,681.73= $49,305.33
Assuming no additional transactions occur after 1/23/2025, the Interim Value will continue to be calculated at the end of each valuation day, but no change in the Performance Lock Value. At the Index Strategy End Date (1/23/2026), the Account Value is $49,647.48.
F-2

Appendix G - Financial Intermediary Variations

This Appendix describes variations in the availability of Investment Options, Contract benefits, and other Contract features described in this prospectus – including restrictions, limitations, and other variations – which may apply depending on the investment advisor or broker-dealer through which the Contract is sold.

Broker-Dealer	Variation
Citigroup Global Markets	The AB 500 Plus Index is not available. The Dimensional International Equity Focus Index is not available. The Enhanced Cap Rate Index Strategy is not available.
Hantz Financial Services	The AB 500 Plus Index is not available. The Dimensional International Equity Focus Index is not available. The Enhanced Cap Rate Index Strategy is not available.
Janney Montgomery Scott	The Enhanced Cap Rate Index Strategy is not available.
OSAIC	The Dimensional International Equity Focus Index is not available.
PNC Wealth Management	The Maximum Issue Age is 75. The AB 500 Plus Index is not available. The Dimensional International Equity Focus Index is not available. The Enhanced Cap Rate Index Strategy is not available.
Please note that there may be other variations not included in the Appendix or otherwise described in this prospectus. Variations may be imposed by some investment advisors or broker-dealers without our knowledge. For example, your financial professional may not recommend a particular Investment Option or Contract benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. We have identified all financial intermediary variations that are known or reasonably available to us.
However, taking into consideration the breadth of our distribution network, we cannot obtain information about any other financial intermediary variations without unreasonable effort or expense.
You should discuss with your financial professional any limitations, restrictions, or other variations related to the Investment Options, Contract benefits, or other Contract features available to you through your financial professional.
G-1

MAILING

This prospectus describes the important features of the Annuity and provides information about Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, “the Company”, or “us”) and the Pruco Life Flexible Premium Variable Annuity Account (the Registered Separate Account).
We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) dated May 1, 2026 that includes additional information about the Annuity, Pruco Life and the Registered Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888.
We file periodic reports and other information about the Contract, the Registered Separate Account, and the Company as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000229497; C000264559	PLAZFGINCPROS

PRUDENTIAL FLEXGUARD INCOME
Single Premium Deferred Index-Linked and Variable Annuity (“B SERIES”)
(“Annuity” or “Contract”)

STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2026
PRUCO LIFE INSURANCE COMPANY
(“Pruco Life”, “we”, “our”, the “Company”, or “us”)

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(the “Registered Separate Account”)
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS(ES) DATED MAY 1, 2026 CONTAIN(S) INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS(ES) SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES SERVICE CENTER, P.O. BOX 7960, PHILADELPHIA, PA 19176 OR TELEPHONE 1-888-PRU-2888. YOU MAY ACCESS THE PROSPECTUS(ES) ON OUR WEBSITE AT THE LINK(S) BELOW.

Prudential FlexGuard Income: C000229497, C000264559	www.prudential.com/regdocs/PLAZ-FLEXGUARD-INC-STAT

1

GENERAL INFORMATION
Pruco Life Insurance Company
Pruco Life Insurance Company (“Pruco Life”) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.
Pruco Life Flexible Premium Variable Annuity Account
We have established the Pruco Life Flexible Premium Variable Annuity Account (“the Registered Separate Account”), to hold the assets that are associated with the Annuities. The Registered Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Registered Separate Account are held in the name of Pruco Life which is the issuer of the Annuity and the depositor of the Registered Separate Account. Values and benefits based on allocations to the Sub-accounts within the Registered Separate Account will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account.
Pruco Life Index Strategies Separate Account
Assets supporting the Index Strategies are held in a non-insulated, non-unitized, and non-registered separate account established under Arizona law. These assets are subject to the claims of the creditors of Pruco Life and the benefits provided under the Index Strategies are subject to the claims paying ability of Pruco Life.
An Owner does not have any interest in or claim on the assets in the Separate Account. In addition, neither an Owner nor amounts allocated to the Index Strategies participate in the performance of the assets held in the Separate Account.
We are not obligated to invest according to specific guidelines or strategies except as may be required by Arizona and other state insurance laws.
SERVICE PROVIDERS
We conduct the bulk of our operations through staff employed by the Company or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by the Company may change over time. As of December 31, 2025, non-affiliated entities that could be deemed service providers to the Company in connection with the Contract and/or an affiliated insurer within the Company’s business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY, 11717
Docufree Corporation	Records management and administration of annuity contracts Mail receipt/Imaging, check deposits, pricing, ad hoc mailings.	10 Ed Preate Drive, Moosic PA, 18507
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY, 10022
Guidehouse	Claim-related services	1676 International Drive Suite 800, McLean, VA, 22102
National Financial Services	Clearing and settlement services for Distributors and Carriers.	900 Salem St, Smithfield, RI, 02917
Open Text, Inc	Fax Services	2440 Sand Hill Rd. Suite 302, Menlo Park, CA, 94025
PERSHING LLC	Clearing and settlement services for Distributors and Carriers.	One Pershing Plaza, Jersey City, NJ, 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	570 Washington Boulevard, Jersey City, NJ, 07310
Thomson Reuters	Tax reporting services	3 Times Square, New York, NY, 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	135 Will Drive, Canton, MA, 02021
2

CONTRACT ADJUSTMENTS
INTERIM VALUE OF THE INDEX STRATEGIES
INTERIM VALUE PRIOR TO A PERFORMANCE LOCK
For Annuities with an Issue Date before July 1, 2024 in all states (excluding Pennsylvania):

The Interim Value for an Index Strategy is equal to the sum of (1) and (2) where:

(1) Is the fair value of the Index Strategy Base on the Valuation Day the Interim Value is calculated. It is determined as (A - B) multiplied by [(1 + C) divided by (1 + D)]E, where:

A: The Index Strategy Base on the Valuation Day the Interim Value is calculated;
B: The fair value of the replicating portfolio of options under initial market conditions, with updated time to expiry;
C: The Market Value Index Rate on the Index Strategy Start Date;
D: The Market Value Index Rate on the Valuation Day the Interim Value is calculated; and
E: The total days remaining in the Index Strategy Term divided by 365.

(2) Is the fair value of the replicating portfolio options.

In Pennsylvania for Annuities with an Issue Date before July 1, 2024, and for Annuities with an Issue Date on or after July 1, 2024 in all states, the Interim Value for an Index Strategy is equal to the sum of (1) and (2) where:

(1) Is the fair value of the Index Strategy Base on the Valuation Day the Interim Value is calculated. It is determined as (A -B) multiplied by [(1 +C) divided by (1 +D)]E where:

A: The Index Strategy Base on the Valuation Day the Interim Value is calculated;
B: The fair value of the replicating portfolio of options under initial market conditions, with straight-line amortization to the end of the Index Strategy Term;
C: The Market Value Index Rate on the Index Strategy Start Date;
D: The Market Value Index Rate on the Valuation Day the Interim Value is calculated; and
E: The total days remaining in the Index Strategy Term divided by 365.

(2) Is the fair value of the replicating portfolio options.

When we calculate the Interim Value, we obtain market data for derivative pricing each business day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior business day’s Interim Value.
The fair value of the replicating portfolio of options for each Index Strategy is determined according to the following formulas:

●	For the Point-to-Point Cap Rate Index Strategy, the replicating portfolio of options is equal to AMC – OMC – OMP

●	For the Enhanced Cap Rate Index Strategy, the replicating portfolio of options is equal to OMC1 – OMC2 - OMP

●	For the Step Rate Plus Index Strategy, the replicating portfolio of options is equal to (Step Rate * BC) + (Participation Rate*OMC) – OMP

●	For the Tiered Participation Rate Index Strategy, the replicating portfolio of options is equal to AMC + [(2nd Tier Participation Rate – 1st Tier Participation Rate) * OMC] – OMP

●	For the Dual Directional Index Strategy, the replicating portfolio of options is equal to AMC + AMP – (OMC + 2* OMP +Buffer*OMBP)

Where:

A: AMC is an At-the-money call option
B: OMC, OMC1 and OMC2 are Out-of-the-money call options
C: OMP is an Out-of-the-money put option, and
D: BC is a Binary call option (inclusive of the bull spread)
E: AMP is an At-the-money put option
F: OMBP is an Out-of-money Binary put option

3

INTERIM VALUE AFTER A PERFORMANCE LOCK
For Annuities with an Issue Date before July 1, 2024 (excluding Pennsylvania):
The Interim Value after a Performance Lock for the applicable Index Strategy is equal to [(1) + (2)], where:

(1) is the fair value of the Index Strategy Base of an Index Strategy as of the Performance Lock Date, adjusted for withdrawals, partial reallocations and Benefit charges, with a current Valuation Day adjustment for any changes in the Market Value Index Rate. It is determined as (A – B) x [(1 + C) / (1 + D)]^E, where:

A = the Index Strategy Base as of the Performance Lock Date adjusted for withdrawals, partial reallocations and Benefit charges.
B = the fair value of the options under initial market conditions, with updated time to expiry, as of the Performance Lock Date adjusted for withdrawals, partial reallocations and Benefit charges*
C = the Market Value Index Rate at the Index Start Date;
D = the Market Value Index Rate at the current date; and
E = the total days remaining in the Index Strategy Term divided by 365.

(2) is the fair value of replicating portfolio of options as of the Performance Lock Date adjusted for withdrawals, partial reallocations and Benefit charges.

For Annuities issued in Pennsylvania before July 1, 2024 and all Annuities with an Issue Date on or after July 1, 2024, the following Performance Lock Value is applicable for all states.
The Interim Value for the applicable Index Strategy is equal to [(1) + (2)], where:

(1) is the fair value of the Index Strategy Base of an Index Strategy as of the Performance Lock Date, adjusted for withdrawals, partial reallocations and Benefit charges, with a current Valuation Day adjustment for any changes in the Market Value Index Rate. It is determined as (A – B) x [(1 + C) / (1 + D)]^E, where:

A = the Index Strategy Base as of the Performance Lock Date, adjusted for withdrawals, partial reallocations and Benefit charges.
B = the fair value of the options under initial market conditions, with straight-line amortization to the end of the Index Strategy Term, as of the Performance Lock Date adjusted for withdrawals, partial reallocations and Benefit charges.
C = the Market Value Index Rate at the Index Start Date;
D = the Market Value Index Rate at the current date; and
E = the total days remaining in the Index Strategy Term divided by 365

(2) is the fair value of replicating portfolio of options as of the Performance Lock Date adjusted for withdrawals, partial reallocations and Benefit charges.

EXAMPLES OF INTERIM VALUE CALCULATION
EXAMPLE
For Annuity business issued before July 1, 2024 (excluding Pennsylvania).
Index Effective Date: 4/6/2022
Purchase Payment: $200,000
Allocated to:

●	25% 1-Year Step Rate Plus; S&P 500; Step Rate 5%; Participation Rate 90%; Buffer 5%

●	25% 3-Year Point-to-Point Cap Rate; S&P 500; Cap Rate 75%; Buffer 10%

●	25% 6-Year Tiered Participation Rate; S&P 500; Tier 1 100%; Tier 2 140%; Tier Level 30%; Buffer 10%

●	25% 6-Year Dual Directional; S&P 500; Cap Rate 85%; Buffer 10%

Note on examples: months are assumed to have 30 days and years are assumed to have 365 days.

On the Index Effective Date
	Step Rate Plus	Point-to-Point Cap Rate	Tiered Par Rate	Dual Directional
Index Strategy Term (in months)	12	36	72	72
Months elapsed since Index Strategy Start Date	0	0	0	0
4

Index Strategy Base	$50,000	$50,000	$50,000	$50,000
Buffer	5%	10%	10%	10%
Index Strategy rate	5%	75%	100%/140%	85%
Months until Index Strategy End Date	12	36	72	72
Market Index Rate on Index Strategy Start Date	3.46%	3.46%	3.46%	3.46%
Starting Index Value	1,000
Total Account Value	$200,000
Index Return is Negative
Months elapsed since Index Strategy Start Date	3	3	3	3
Time Remaining in Index Strategy Term (in months)	9	33	69	69
Index Value on Calculation Date	800
Index Return on Calculation Date	-20%
Market Index Rate on Calculation Date	4.19%	4.19%	4.19%	4.19%
1. Fair Value of Index Strategy Base	$48,729.71	$45,428.94	$39,956.43	$43,257.98
2. Options value	$(7,171.68)	$(4,665.57)	$(1,869.01)	$(2,488.24)
Sum of 1+2	$41,558.03	$40,763.37	$38,087.42	$40,769.74
Interim Value for each Strategy (1+2)	$41,558.03	$40,763.37	$38,087.42	$40,769.74
Total Account Value	$161,178.56
The Index Strategy Rate may differ depending on the Index Strategy, which is further outlined in Appendix B.
Index Return is Positive
Months elapsed since Index Strategy Start Date	3	3	3	3
Time Remaining in Index Strategy Term (in months)	9	33	69	69
Index Value on Calculation Date	1200
Index Return on Calculation Date	20%
Market Index Rate	4.19%	4.19%	4.19%	4.19%
1. Fair Value of Index Strategy Base	$48,729.71	$45,428.94	$39,956.43	$43,257.98
2. Options value	$9,685.25	$11,436.71	$19,398.24	$11,433.35
Sum of 1+2	$58,414.96	$56,865.65	$59,354.67	$54,691.33
Interim Value for each Strategy (1+2)	$58,414.96	$56,865.65	$59,354.67	$54,691.33
Total Account Value	$229,326.61
The Index Strategy Rate may differ depending on the Index Strategy, which is further outlined in Appendix B.
5

The following Examples are applicable in Pennsylvania for Annuity business issued before July 1, 2024; and for Annuity business issued on or after July 1, 2024 in all states.
EXAMPLE
Index Effective Date: 12/1/2022
Purchase Payment: $500,000
Allocated to:

●	20% 1-Year Step Rate Plus; S&P 500; Step Rate 5%; Participation Rate 90%; Buffer 10%

●	20% 1-Year Dual Directional; S&P 500; Cap Rate 12%; Buffer 10%

●	20% 1-Year Enhanced Cap Rate; S&P 500; Cap Rate 15%; Spread 2%; Buffer 10%

●	20% 3-Year Point-to-Point Cap Rate; S&P 500; Cap Rate 75%; Buffer 10%

●	20% 6-Year Tiered Participation Rate; S&P 500; Tier 1 100%; Tier 2 140%; Tier Level 30%; Buffer 10%

On the Index Effective Date
	Step Rate Plus	Dual Directional	Enhanced Cap Rate	Point-to-Point Cap Rate	Tiered Par Rate
Index Strategy Term (in days)	365	365	365	1,096	2,192
Days elapsed since Index Strategy Start Date	0	0	0	0	0
Index Strategy Base	$100,000	$100,000	$100,000	$100,000	$100,000
Buffer	10%	10%	10%	10%	10%
Index Strategy rate	5%	12%	15%	75%	100%/140%
Days until Index Strategy End Date	365	365	365	1,096	2,192
Market Index Rate on Index Strategy Start Date	4.97%	4.97%	4.97%	4.97%	4.97%
Starting Index Value	1,000
Total Account Value	$500,000
Index Return is Negative
Days elapsed since Index Strategy Start Date	89	89	89	89	89
Time Remaining in Index Strategy Term (in days)	276	276	276	1,007	2,103
Index Value on Calculation Date	700
Index Return on Calculation Date	-30%
Market Index Rate on Calculation Date	5.37%	5.37%	5.37%	5.37%	5.37%
1. Fair Value of Index Strategy Base	$95,608.07	$97,915.01	$98,000.32	$89,676.11	$77,180.32
2. Options value	$(17,288.54)	$(17,133.74)	$(17,307.72)	$(13,544.18)	$(8,213.57)
Interim Value for each Strategy (1+2)	$78,319.53	$80,781.27	$80,692.60	$76,131.93	$68,966.75
6

Total Account Value	$384,892.08
The Index Strategy Rate may differ depending on the Index Strategy, which is further outlined in Appendix B.
Index Return is Positive
Days elapsed since Index Strategy Start Date	89	89	89	89	89
Time Remaining in Index Strategy Term (in days)	276	276	276	1,007	2,103
Index Value on Calculation Date	1,300
Index Return on Calculation Date	30%
Market Index Rate	5.37%	5.37%	5.37%	5.37%	5.37%
1. Fair Value of Index Strategy Base	$95,608.07	$97,915.01	$98,000.32	$89,676.11	$77,180.32
2. Options value	$29,776.30	$9,367.17	$11,357.19	$34,067.60	$57,140.15
Interim Value for each Strategy (1+2)	$125,384.37	$107,282.18	$109,357.51	$123,743.71	$134,320.47
Total Account Value	$600,088.24
The Index Strategy Rate may differ depending on the Index Strategy.
A separate Interim Value calculation will apply for Annuities where a Performance Lock has been executed. This calculation is shown in the Prospectus and an example of the calculation of Interim Value after a Performance Lock is provided in Appendix A.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.
Prudential Annuities Distributors, Inc. (“PAD”), a wholly-owned subsidiary of Prudential Insurance Company of America, is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD may offer the Annuity through licensed insurance producers of unaffiliated broker-dealers. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). PAD enters into distribution agreements with unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). Applications for the Annuities are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
With respect to all individual annuities issued by Pruco Life, PAD received commissions as follows: 2025: $692,004,270; 2024: $744,837,102; 2023: $541,213,133. PAD retained none of those commissions
In connection with the sale and servicing of the Annuities, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concession, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuities according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 2.0% for the Advisor Series. Please note that third party financial professionals who charge an Advisory Fee for their services are not paid additional commission amounts. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuities. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of
7

percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuities on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the features of the Annuities; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisors/subadvisors or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2025) received compensation with respect to our annuity business generally during 2025 (or as to which a payment amount was accrued during 2025). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our former affiliate Prudential Annuities Life Assurance Corporation (“PALAC”) now known as Fortitude Life Insurance & Annuity Company (“FLIAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2025 retrospective depiction. During 2025, non-cash compensation received by Firms and Entities ranged from $19.20 - $1,183,488.83. During 2025, cash compensation received by Firms ranged from $1.50 - $31,403,206.30.
All of the Firms and Entities listed below received non-cash compensation during 2025. In addition, Firms in bold also received cash compensation during 2025.

AE Financial Services
AFS Securities, LLC
AGP - Alliance Global Partners
Alera Group
Alerus
Alexander Capital
Alliance Bernstein, L.P.
Allred Wealth Management
Allstate Financial Srvcs, LLC
Ambassador Wealth Management
American Strategic Advisors
Ameriprise Financial, Inc.
Ameritas Investment Corp.
AMUNI Financial, Inc.
Anderson Financial Services
Arete Wealth Management
Arkadios Capital LLC

Ascent Wealth Partners
Assured Partners
Atria Network
Ausdal Financial Partners, Inc.
Avantax Investment Services
B. Riley Wealth Management inc.
Bancwest Investment Srvcs, Inc
Bankers Life
BCG Securities, Inc.
BDOPS
Beaconsfield Financial Services
Benchmark Financial Wealth Advisors, LLC
Benjamin F. Edwards & Company, Inc.
Berthel Fisher & Company
BMO Capital Markets Corp
Bowers Digmann Financial
Bridgehaven Financial

Brighthouse Financial
Brooklight Place Securities, Inc.
Cadaret, Grant & Co., Inc.
Calton & Associates, Inc
Cambridge Investment Research, Inc.
Canandaguia Bank
Cantella & Co., Inc.
Capital Investment Group, Inc.
Capital Synergy Partners
Capital Wealth Partners Inc
Capitol Securities Management, Inc.
Carlson Financial Group
Carlton & Associates, Inc.
Cassidy & Company
Centaurus Financial, Inc.
Century Financial & Insurance Services
Cetera Advisor Network LLC
8

CFD Investments
Chelsea Financial
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Claricity Wealth & Planning
Clark Capital Management Group
Coastal One
Commonwealth Financial Network
Compak Securities
Concorde Investment Services, LLC
Concourse Financial Group Securities Inc
Cooley & Labas Financial Advisors
Copper Financial
Cornerstone Financial Services
Creativeone
CRUMP
CUNA Brokerage Svcs, Inc.
CUSO Financial Services, L.P.
CW Securities
Cypress CU
D.A. Davidson
David Lerner and Associates
Dawson & Bertran Investment Advisors
DayMark Wealth Partners
Delaware Life
DFPG Investments LLC
Dimensional Fund Advisors Ltd
Discipline Advisors
Due Diligence Works
DWS
EBH Securities
Edward Jones & Co.
Emerson Equity LLC
Empower Credit Union
Envestnet
Equitable Advisors, LLC
Equity Services, Inc.
ESL Investment Services
Excel Securities & Assoc.
Feldman Financial Group
FID X
Fidelity Investments
Fifth Third Bank
Financial Focus Group
Financial Security Management, Inc

First Asset Financial
First Heartland Capital, Inc.
Fortune Financial Services, Inc.
Franklin Templeton
Frontier Asset
Frost Brokerage Services Inc
Garden State Securities, Inc.
Geneos Wealth Management, Inc.
Glass Financial Advisors
GLOBALINK SECURITIES, INC.
Goldberg, Clouse & Edgell, LLC
Goldman Sachs
Gradient Securities, LLC
Great America
Grove Point Investments
Guardian Wealth Strategies, LLC
GWN Securities, Inc.
Halley-Dodson Insurance
Halliday Financial LLC
Hantz Financial Services,Inc.
HARBOR FINANCIAL SERVICES LLC
Hazard & Siegel, Inc.
Hilltop Securities Inc.
Horan
Horizon Financial Resources,LLC
Hornor, Townsend & Kent, Inc.
Hudson Valley Credit Union
Hunter Insurance & Financial Services
Huntleigh Securities
IBN Financial Services, Inc.
iCapital
Income & Asset Advisory
Independence Capital Co. Inc
Independent Financial Grp, LLC
Infinity Wealth Management
Innovation Partners
Intervest
Invesco
J.W. Cole Financial, Inc.
J.P. Morgan
Jackson National Life
Janney Montgomery Scott, LLC.
Jennison Associates
Kestra Financial, Inc.
Key Investment Services LLC

Kingswood Capital Management
Kneeland Advisors
Kovack Securities, Inc.
Kress Financial
Larson Financial Securities
LaSalle St. Securities LLC
LAX and Company
Lebenthal Wealth Advisors, LLC
Leigh Baldwin & Company, LLC
LEXVO Wealth Mgmt
Lifemark Corporation
Lincoln Investment Planning
Lion Street
LM Kohn
LPL Financial Corporation
Lyons Bank
M Holdings Securities, Inc
M&T Securities
Madison Advisors
Madison Avenue Securities
MAP Estate Planning
Mehta & Associates
Mercer Allied Company L.P.
Merrill Lynch
MFS Investment Management
MML Investors Services, Inc.
Moloney Securities
Money Concepts Capital Corp.
Morgan Stanley Smith Barney
Morris Group
Mutual of Omaha Insurance Company
Mutual Securities, Inc
NACK
National Securities Corp.
Nations Financial Group, Inc.
Nationwide Planning Associates
NBC Securities
NBT Bank
Neuberger Berman
Newbridge Securities
Next Financial Group, Inc.
North Ridge Wealth Planning LLC
North Star Consultants, Inc.
Northeast Financial Network
NORTHLAND SECURITIES INC
9

NORTHWESTERN MUTUAL INVESTMENT SERVICES LLC
O.N. Equity
Oberlin Marketing Inc
Octavia
OMNI FINANCIAL SECURITIES
OneAmerica Securities, Inc.
ONESCO
OPPENHEIMER & CO, INC.
Osaic Institutions
OSAIC Wealth
Packerland Brokerage Svcs, Inc
Park Avenue Securities, LLC
Parkland Securities
Peak Brokerage Services
Pinnacle Investments, LLC
Planmember Securities Corporation
PNC Investments, LLC
Premier Financial Network
Premier Securities of America Inc.
Prime Financial Services
Principal Securities, Inc.
Private Client Services, LLC
Prospera Financial Services, Inc
Purshe Kaplan Sterling Investments
Q6 Advisors, Inc.
Queen City
Ranu Insurance Agency Inc
Raymond James Financial Svcs
RBC CAPITAL MARKETS CORPORATION
Regal Securities, Inc.

Regions Bank
Regulus Financial Group
Rehmann Financial
Ridgewood Wealth Management LLC
Riegel Financial
RNR Securities, L.L.C.
Robert W. Baird & Co., Inc.
Rundahl Financial Consultants
Sage Rutty & Co. Inc.
Saltzman Associates
Sanctuary Securities
Saxony Securities, Inc.
Scarborough Capital Management
Securities Management & Research, Inc.
Sigma Financial Corporation
Signature Financial Group
Silver Oak Securities Inc
Skyline
Steele Wealth Management, Inc.
Step Stone Group
Stifel Nicolaus & Co.
Stonex Securities
Strategic Fin Alliance Inc
Strategic Wealth Management Group, LLC
Strellner Financial Group
Summit Financial Group
T. Rowe Price Group, Inc.
TFS Securities, Inc.
The Investment Center
The Leaders Group
The O.N. Equity Sales Co.

The Tschetter Group
The Windmill Group
Tim Hall Financial Services
Tompkins Bank
Town & Country Wealth Management
TransAmerica Financial Advisors, Inc.
Travis Financial Services LLC
TruChoice Financial
TrueBlue Financial
Truist Investment Services Inc.
TRUSTMONT FINANCIAL GROUP, INC.
Truvium Wealth Management, LLC
UBS Financial Services, Inc.
United Planners Fin. Serv.
US Bank
US Bank Advisors
USA Financial Securities Corp.
VALIC FINANCIAL ADVISORS, INC.
Valmark Securities
Valued Capital Advisors
Vanderbilt Securities Inc
VANDERBILT SECURITIES LLC
Vesta Wealth Advisors
Vestech Securities, Inc.
VOYA Financial Advisors
Wellington Management
Wells Fargo Advisors LLC
WELLS FARGO ADVISORS LLC - WEALTH
WesBanco Securities Inc.
Western International Securities, Inc.
Winslow Evans and Crocker
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
MISSTATEMENT OF AGE OR SEX
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
10

FINANCIAL STATEMENTS
The financial statements of Pruco Life Flexible Premium Variable Annuity Account are incorporated into this Statement of Additional Information by reference to the latest financial statements on Form N-VPFS for the Pruco Life Flexible Premium Variable Annuity Account as filed with the SEC on April 20, 2026. The consolidated financial statements of Pruco Life Insurance Company are incorporated by reference to its annual report for the year ending December 31, 2025 on Form 10-K as filed with the SEC on March 6, 2026. Such financial statements have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.
11

PART C
333-256966; 333-288857
OTHER INFORMATION
ITEM 27. EXHIBITS:

(a)
Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(b)	Not applicable. Pruco Life maintains custody of all assets.
(c)(1)
Distribution and Principal Underwriting Agreement by and among Pruco Life Insurance Company (Depositor) and Prudential Annuities Distributors, Inc. “PAD” (Underwriter). Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-288855, filed August 5, 2025 on behalf of Pruco Life Insurance Company.

(2)
Specimen Affiliated Insurer Amendment to Selling Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(3)
List of Broker Dealers selling under original Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)
List of Broker Dealers that executed Amendment to Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(d)(1)	Contract (P-FGI/IND)(10/21). Incorporated by reference to Registration No. 333-256966, filed June 10, 2021 on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(2)
Performance Lock Index Linked Variable Annuity Endorsement (P-END-FGI-PL)(7-24). Incorporated by reference to Post-Effective Amendment No. 7 to Registration No. 333-256966, filed April 4, 2025 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(3)
Individual Retirement Annuity Endorsement (P-END-IRA)(10/21). Incorporated by reference to Post-Effective Amendment No. 4 to Registration No. 333-256966, filed April 4, 2023 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)
Dual Directional Index Strategy Endorsement (P-END-RILA-DD)(7-24). Incorporated by reference to Post-Effective Amendment No. 7 to Registration No. 333-256966, filed April 4, 2025 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(5)
Medically Related Surrender Endorsement (P-END-RILA-MRS)(10/21) Incorporated by reference to Post-Effective Amendment No. 4 to Registration No. 333-256966, filed April 4, 2023 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(6)
Point to Point with CAP Index Strategy Endorsement (P-END-RILA-P2P)(7-24). Incorporated by reference to Post-Effective Amendment No. 7 to Registration No. 333-256966, filed April 4, 2025 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(7)
Step Rate Plus Index Strategy Endorsement (P-END-RILA-SRP)(7-24). Incorporated by reference to Post-Effective Amendment No. 7 to Registration No. 333-256966, filed April 4, 2025 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)
Tiered Participation Rate Index Strategy Endorsement (P-END-RILA-TPAR)(7-24). Incorporated by reference to Post-Effective Amendment No. 7 to Registration No. 333-256966, filed April 4, 2025 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(9)
Roth Individual Retirement Annuity Endorsement (P-END-ROTH)(10/21). Incorporated by reference to Post-Effective Amendment No. 4 to Registration No. 333-256966, filed April 4, 2023 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(10)
Cap Rate with Spread Index Strategy Endorsement (P-END-FG-CWS)(7/24). Incorporated by reference to Post-Effective Amendment No. 7 to Registration No. 333-256966, filed April 4, 2025 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(11)	Annuity Schedule Page (P-FGI-SCH-B)(10/21). Incorporated by reference to Registration No. 333-256966, filed June 10, 2021 on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(12)
Index Linked Variable Income Benefit Schedule P-SCH-VIB(10/21). Incorporated by reference to Registration No. 333-256966, filed June 10, 2021 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(13)
Index Linked Variable Income Benefit Rider (P-RID-VIB)(10/21). Incorporated by reference to Registration No. 333-256966, filed June 10, 2021 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(14)
Return of Purchase Payments Death Benefit Rider (P-RID-RILA-ROP)(10/21). Incorporated by reference to Post-Effective Amendment No. 4 to Registration No. 333-256966, filed April 4, 2023 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(15)	Continuation by a Retirement Account holding the Annuity for the benefit of the spouse of the Annuitant subsequent to the Annuitant’s death endorsement (P-END-ENT(9/06)). Filed Herewith.
(e)
Application. (P-FGI-APP)(10/21). Incorporated by reference to Post-Effective Amendment No. 6 to Registration No. 333-256966, filed April 4, 2024 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(f)(1)
Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. Incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement 002-89558, filed April 21, 2009, on behalf of the Pruco Life Variable Appreciable Account.

(2)
By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. Incorporated by reference to Registration Statement 002-89558, filed April 21, 2009 on behalf of the Pruco Life Variable Appreciable Account.

(g)	Not Applicable.
(h)(1)
Shareholder Information Agreement (Sample Rule 22c-2). Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(2)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-192701. filed on April 5, 2018, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(i)	Not Applicable.
(j)	Not Applicable.
(k)	Opinion and Consent of Counsel. Filed Herewith.
(l)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Initial Summary Prospectus. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-288857, filed August 5, 2025 on behalf of Pruco Life Insurance Company.
(p)	Powers of Attorney: Reshma V. Abraham, Markus Coombs, Alan M. Finkelstein, Scott E. Gaul, Bradley O. Harris, and Salene Hitchcock-Gear. Filed Herewith.
(q)	Not Applicable.
(r)	Historical Current Limits on Index Gains. Filed Herewith.

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH INSURANCE COMPANY
Reshma V. Abraham 213 Washington Street Newark, New Jersey 07102	Director and Vice President
Markus Coombs 655 Broad Street Newark, New Jersey 07102	Director, Chief Accounting Officer, Chief Financial Officer, and Vice President
Alan M. Finkelstein 751 Broad Street Newark, New Jersey 07102	Director and Treasurer
Scott E. Gaul One Corporate Drive Shelton, Connecticut 06484	Director, President and Chief Executive Officer
Bradley O. Harris 751 Broad Street Newark, New Jersey 07102	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102	Director
Daniel T. McNulty 600 Office Center Drive, Apex Office Park Fort Washington, Pennsylvania 19034	Chief Compliance Officer, Variable Life & Variable Annuities Registered Separate Accounts
Karen M. Sills 280 Trumbull Street Hartford, Connecticut 06103	Chief Legal Officer, Vice President and Secretary
Matthew Silver 213 Washington Street Newark, New Jersey 07102	Chief Actuary and Senior Vice President
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR THE REGISTERED SEPARATE ACCOUNT:
The Registered Separate Account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by Pruco Life Insurance Company (“Pruco Life”) or an insurer that is an affiliate of Pruco Life: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”)). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 12, 2026, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the “Act”). The separate accounts listed above are registered as unit investment trusts under the Act. The Registered Separate Account may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 30. INDEMNIFICATION:
Pruco Life Insurance Company (“Pruco Life”), in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of Pruco Life, or who is or was serving at the request of Pruco Life as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of Pruco Life pursuant to the foregoing provisions or otherwise, Pruco Life has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Pruco Life of expenses incurred or paid by a director, officer or controlling person of Pruco Life in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Pruco Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS:
(a) Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by various insurance companies. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Qualified Individual Variable Contract Account, The Prudential Individual Variable Contract Account, Prudential’s Annuity Plan Account, Prudential’s Investment Plan Account, and Prudential’s Annuity Plan Account-2. In addition, PAD serves as principal underwriter for variable annuities issued by Fortitude Life Insurance & Annuity Company and its Fortitude Life Insurance & Annuity Company Variable Account B.
(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Suzanne Amari One Corporate Drive Shelton, Connecticut 06484	Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President and Director
Tracey Carroll One Corporate Drive Shelton, Connecticut 06484	President and Director
Jessica Conley 600 Office Center Drive Apex Office Park Fort Washington, Pennsylvania 19034	Vice President
Markus Coombs 655 Broad Street Newark, New Jersey 07102	Director
Scott P. Haggerty One Corporate Drive Shelton, Connecticut 06484	Chairman, Chief Executive Officer and Director
Tiffany Khan 751 Broad Street Newark, New Jersey 07102	Anti-Money Laundering Officer
Donald Mallavia One Corporate Drive Shelton, Connecticut 06484	Director
Shane T. McGrath One Corporate Drive Shelton, Connecticut 06484	Chief Compliance Officer and Vice President
Frank Papasavas 655 Broad Street Newark, New Jersey 07102	Treasurer

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Robert P. Smit 751 Broad Street Newark, New Jersey 07102	Chief Financial Officer and Controller
Jordan Thomsen 751 Broad Street Newark, New Jersey 07102	Chief Legal Officer and Secretary
(c) Commissions received by PAD during 2025 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$692,004,270	$-0-	$-0-	$-0-
*	PAD did not retain any of these commissions.
ITEM 31A. INFORMATION ABOUT CONTRACTS WITH INDEX-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT:
(a) As of December 31, 2025:

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index-Linked Option and/or Fixed Option subject to an Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract
FlexGuard Income	18,284	$5,285,955,442.98	4,305	$1,106,518,935.00	-$85,469,993.00	Yes
(b) See Exhibit 27(r)
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS:
Provided in the Registered Separate Account’s most recent report on Form N-CEN.
ITEM 33. MANAGEMENT SERVICES:
None.
ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS:
With regard to the offering of the Variable Options, the Company hereby represents that the fees and charges deducted under the contracts described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
With regard to the offering of the Index Strategies under this registration statement, the Company undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and State of New Jersey on this 20th day of April 2026.

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT (REGISTERED SEPARATE ACCOUNT)
By:	Scott E. Gaul*
Scott E. Gaul President and Chief Executive Officer
PRUCO LIFE INSURANCE COMPANY (INSURANCE COMPANY)
By:	Scott E. Gaul*
Scott E. Gaul President and Chief Executive Officer
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Reshma V. Abraham* Reshma V. Abraham	Director and Vice President	April 20, 2026
Markus Coombs* Markus Coombs	Chief Financial Officer, Chief Accounting Officer, Vice President and Director	April 20, 2026
Alan M. Finkelstein* Alan M. Finkelstein	Director and Treasurer	April 20, 2026
Scott E. Gaul* Scott E. Gaul	Director, President and Chief Executive Officer	April 20, 2026
Bradley O. Harris* Bradley O. Harris	Director	April 20, 2026
Salene Hitchcock-Gear* Salene Hitchcock-Gear	Director	April 20, 2026

By:	/s/ Richard H. Kirk
Richard H. Kirk
*	Executed by Richard H. Kirk on behalf of those indicated pursuant to Power of Attorney.